As filed with the Securities and Exchange Commission on March 31, 2014

Registration No. 333-167018

811-6584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 5

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 233

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

100 Summit Lake Drive, Second Floor

Valhalla, New York 10595

(Address of Depositor’s Principal Executive Offices)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esq.

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph(b) of Rule 485
☒	on April 30, 2014, pursuant to paragraph(b) of Rule 485
☐	60 days after filing pursuant to paragraph(a)(1) of Rule 485
☐	On , pursuant to paragraph(a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Select IRA Rollover Variable Annuity Prospectus

April 30, 2014

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Strategy Trust1

Lifestyle Balanced MVP

Lifestyle Balanced PS Series

Lifestyle Conservative MVP

Lifestyle Conservative PS Series

Lifestyle Growth MVP

Lifestyle Growth PS Series

Lifestyle Moderate MVP

Lifestyle Moderate PS Series

Money Market Trust2

Ultra Short Term Bond Trust

[1]	Successor to Core Fundamental Holdings Trust and Core Global Diversification Trust.
[2]	The Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	PO Box 111	380 Stuart Street, 5th Floor	PO Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/select		www.jhrollover.com/select
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road - Suite 55444	P.O. Box 55444	30 Dan Road - Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029		(800) 551-2078
www.jhannuities.com		www.jhannuitiesnewyork.com

0414:RO GSPPRO	GIFL Select IRA Rollover

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1/2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1/2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road - Suite 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the Spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

1

Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or Spouse of a former participant under a GIFL Select Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to or the loss of the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

2

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

3

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, you should carefully consider your liquidity needs and your desire and ability:

•

to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and

•

to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

4

What are some of the differences between the Contract and my GIFL Select Retirement Plan?

Before you purchase a Contract, you should consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

•	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.

•

Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.

•

A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” You should consult with your own qualified tax advisor before purchasing a Contract.

•

Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”

•

Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you rollover to the Contract from the plan.

•	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70 1/2, although a plan can mandate an earlier age.

•	A GIFL Select Retirement Plan may allow loans.

•

In the GIFL Select Retirement Plan, you may establish the Lifetime Income Amount on the day that the age requirement and holding period are both satisfied. In the GIFL Select IRA Rollover Variable Annuity, you may not establish the Lifetime Income Amount until the Contract Anniversary on or after the date that these requirements are satisfied.

You should also review your current employer’s retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, you should consult with a qualified tax advisor and your plan administrator, and read your plan documents and this Prospectus.

How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving Spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchases if you are a non-Spousal Beneficiary of a GIFL Select Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

5

What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible

6

Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

•

We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, you must satisfy any remaining age requirements (i.e., either the “Age 59 1/2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)

•

We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.

•

We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.

•	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

•	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or

•

the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

7

Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

•

if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1/2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;

•

if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and

•

when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to step up the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

*	If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, you should carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint Spousal life basis. The GIFL Select guaranteed minimum withdrawal benefit begins on the Contract Anniversary on or after you satisfy a holding period requirement and have turned the applicable age. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving Spouse of a deceased participant, the holding period will reflect the time your Spouse was in the plan.

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1/2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1/2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:

•	4% if you commenced receiving distributions under the plan on a single life basis before age 65,

•

4.5% if you commenced receiving distributions under the plan on a joint Spousal basis (we will use this rate where you are a former participant in the plan, or a surviving Spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or

•	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

Age Requirements – Joint Spousal Life. You and your Spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

Example: Assume that you purchase a GIFL Select IRA Rollover Variable Annuity Contract on May 1, 2014 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Select Retirement Plan was scheduled to end on May 31, 2014. Your Lifetime Income Date for GIFL Select is May 1, 2015, the Contract Anniversary after you have satisfied both the

8

age and holding period requirement. If you purchase the GIFL Select IRA Rollover Variable Annuity Contract on June 1, 2014, your Lifetime Income Date will be June 1, 2014 since both requirements were satisfied prior to the date that the Contract was purchased.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

•	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;

•

you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract; and

•

you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);

•	payment of any death proceeds; and

•	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;

•	the rules governing distributions from a traditional IRA or Roth IRA; and

•	the circumstances under which the payments are made.

The Code requires Contracts issued to qualify as traditional IRAs or Roth IRAs not to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1/2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1/2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

9

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

10

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
[2]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None
Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%

Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

[1]	A daily charge reflected as an annualized percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.
[3]	Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.76%	0.99%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.76%.

11

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$227	$699	$1,198	$2,572
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$227	$699	$1,198	$2,572

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166

12

Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2013, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Strategy
Series II	0.04%	0.25%	0.03%	0.54%	0.86%[2]	0.00%	0.86%
Lifestyle Balanced MVP
Series II	0.04%	0.25%	0.02%	0.68%	0.99%[2]	-0.02%[3]	0.97%
Lifestyle Balanced PS Series
Series II	0.04%[4]	0.25%	0.05%	0.65%	0.99%[2]	-0.01%[5]	0.98%
Lifestyle Conservative MVP
Series II	0.04%	0.25%	0.02%	0.65%	0.96%[2]	-0.02%[3]	0.94%
Lifestyle Conservative PS Series
Series II	0.04%[4]	0.25%	0.13%	0.64%	1.06%[2]	-0.09%[5]	0.97%
Lifestyle Growth MVP
Series II	0.04%	0.25%	0.02%	0.70%	1.01%[2]	-0.02%[3]	0.99%
Lifestyle Growth PS Series
Series II	0.04%[4]	0.25%	0.04%	0.66%	0.99%[2]	0.00%	0.99%
Lifestyle Moderate MVP
Series II	0.04%	0.25%	0.02%	0.67%	0.98%[2]	-0.02%[3]	0.96%
Lifestyle Moderate PS Series
Series II	0.04%[4]	0.25%	0.10%	0.64%	1.03%[2]	-0.06%[5]	0.97%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.07%	—	0.87%	0.00%	0.87%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.
[2]

The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]

The advisor has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.00% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, printing and postage, underlying portfolio expenses (“Acquired Portfolio Fees and Expense”), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the Portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

[4]	“Management Fee” has been restated to reflect the contractual management fee schedule effective October 1, 2013.
[5]

The advisor has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.04% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, printing and postage, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the Portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

13

The following table describes the operating expenses for the Money Market Portfolio. This information is applicable only to Contracts issued in California and only during the initial inspection period (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information):

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Money Market (Applicable to Contracts issued in California Only)
Series II	0.48%	0.25%	0.03%	0.00%	0.76%

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

14

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

15

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Variable Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract, including the GIFL Select feature. We seek to make available Variable Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Variable Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Insurance Advisor, LLC (“JHVIA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVIA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVIA LLC is our affiliate and we indirectly benefit from any investment management fees JHVIA LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVIA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVIA LLC to appoint a subadviser that is an affiliate of JHVIA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio.

16

Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy, Lifestyle Balanced MVP, Lifestyle Balanced PS Series, Lifestyle Conservative MVP, Lifestyle Conservative PS Series, Lifestyle Growth MVP, Lifestyle Growth PS Series, Lifestyle Moderate MVP and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio. JHVIA LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other portfolios on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each JHVIT Fund of Funds will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this investment option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this investment option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

17

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced MVP	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth MVP	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

19

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

20

V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or

•	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-Spousal beneficiary of a participant in a GIFL Select Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or

•	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly,

21

unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among

22

investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions -Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Until the close of business on July 1, 2014, you may transfer amounts out of any Variable Investment Option that invests in the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP or Lifestyle Moderate MVP into one or more other Variable Investment Options available under your Contract with no charge, and the transfer will not count against the number of permitted transfers.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic

23

transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

24

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section below.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

25

Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is $107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

26

Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or

•	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your Spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

27

Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1/2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract Anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

•	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).

•	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

28

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, will be at least age 59 1/2 at any time during the first Contract Year; and

•

you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1/2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, will have reached your Age 59 1/2 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with an employer’s GIFL Select Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and

•	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both reach your Age 65 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Select Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

•

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal lifetime income guaranteed minimum withdrawal benefit; or

•

you are the Annuitant under the Contract, and the Spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or

•	you are the Annuitant under the Contract; and

¡	you had established an account in your GIFL Select Retirement Plan that was covered by a Spousal guaranteed minimum withdrawal benefit; and

¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and

¡	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase.

29

You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1/2 Trigger, but will not have reached your Age 65 Trigger.

If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

•	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or

•

(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a Spousal guarantee, and your Spouse has died; or

•	(CASE THREE) you are the surviving Spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a Spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

•	you are the Annuitant under the Contract; and

•	your Spouse is the co-Annuitant under the Contract; and

•	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you and your Spouse have both reached your Age 65 Trigger at the time of such withdrawal; and

•	you have named your Spouse as a Co-Annuitant under the Contract; and

•	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

30

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy Program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A or B; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1/2, a 10% penalty tax; and

•	reduce the death proceeds.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1/2 distributions. You should consult with a qualified tax advisor for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59 1/2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

31

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•

you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1/2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the Spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will

32

distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan. In particular, you and your advisor should consider that there is some uncertainty as to the income tax effects of a distribution at death on IRAs (see “VII. Federal Tax Matters”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner/Annuitant.

•

If the deceased Annuitant’s Spouse is the sole Beneficiary (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.

•

If the Beneficiary is not the deceased Owner’s Spouse , distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no further payments to the Beneficiary.

33

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and

•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

•

(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

•

(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

•	you will no longer have access to the Contract Value applied to the Annuity Option;

•	the GIFL Select feature of your Contract terminates; and

•	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

34

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or

•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the current rates based on current interest and mortality for other similar options that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

35

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

36

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial advisor at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s Spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial professional for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

37

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

38

VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

39

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Puerto Rico (1.00%); Texas (0.04% – referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

40

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.

We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits an indirect rollover distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

41

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

42

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

43

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

44

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker dealers that provide marketing support and training services to the broker-dealer firms that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

45

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2013 and 2012, and its Separate Account financial statements for the year ended December 31, 2013 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2013, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

46

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

U-1

GIFL Select

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Select IRA Rollover Variable Annuity

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Core Diversified Growth & Income Trust (merged into Lifestyle Growth Trust eff 10-28-11) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.684	—	—	—	—	—	—	—	—	—
No. of Units	15,292	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.931	19.722	12.500	12.500	—	—	—	—	—	—
Value at End of Year	24.445	21.931	19.722	12.500	—	—	—	—	—	—
No. of Units	156,088	2,085	19	—	—	—	—	—	—	—
Lifestyle Conservative Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.355	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	21.931	21.355	12.500	12.500	—	—	—	—	—	—
No. of Units	29,460	45,107	—	—	—	—	—	—	—	—
Lifestyle Growth Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.301	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	25.123	21.301	12.500	12.500	—	—	—	—	—	—
No. of Units	22,598	4,000	—	—	—	—	—	—	—	—
Lifestyle Moderate Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.497	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	23.500	21.497	12.500	12.500	—	—	—	—	—	—
No. of Units	67,733	22,274	—	—	—	—	—	—	—	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-2

To obtain a GIFL Select Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Select SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Select NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Select Variable Annuity Statement of Additional Information dated April 30, 2014, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2014

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK in New York as follows:

Prospectus Issued by John Hancock Life Insurance Company of New York

( to be read with this Statement of Additional Information)

GIFL Rollover Variable Annuity

GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center

For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	P.O. Box 111
Boston, MA 02116	Boston, MA 02117-0111

For All Other Transactions:	Mailing Address
30 Dan Road - Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5445
(877) 391-3748 or (800) 551-2078

Website Address For Applications Only:
For GIFL Rollover Variable Annuity	www.jhrollover.com/gifl
For GIFL Select IRA Rollover Variable Annuity	www.jhrollover.com/select

Website Address For All Other Transactions:	www.jhannuitiesnewyork.com

GIFL Series JHNY SEP ACCT A SAI 04/14

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center located at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2013, 2012, and 2011 were $290,380,853, $309,982,088, and $355,245,025, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

1

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

2

APPENDIX A: Audited Financial Statements

A-1

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying financial statements of John Hancock Life Insurance Company of New York, which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$5,829; 2012—$6,079)	$5,871	$6,629
Held-for-trading—at fair value (cost: 2013—$325; 2012—$332)	338	372
Equity securities:
Available-for-sale—at fair value (cost: 2013—$0; 2012—$1)	-	1
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	1,155	977
Investment real estate, agriculture, and timber	270	81
Policy loans	143	138
Short-term investments	1	38
Other invested assets	72	5

Total Investments	7,851	8,242

Cash and cash equivalents	59	495
Accrued investment income	110	118
Value of business acquired	6	12
Deferred policy acquisition costs and deferred sales inducements	495	428
Amounts due from and held for affiliates	898	286
Reinsurance recoverable	450	417
Derivative assets	435	654
Amounts on deposit with reinsurers	1,586	1,701
Deferred tax asset	37	-
Other assets	105	61
Separate account assets	8,313	7,687

Total Assets	$20,345	$20,101

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$3,942	$3,960
Policyholders’ funds	2,295	2,473
Unearned revenue	70	40
Unpaid claims and claim expense reserves	40	37
Policyholder dividends payable	1	2
Amounts due to affiliates	378	166
Current income tax payable	46	85
Deferred income tax liability	-	69
Coinsurance funds withheld	2,418	2,329
Payables for collateral on derivatives	51	158
Derivative liabilities	508	698
Deferred gains	112	117
Other liabilities	87	89
Separate account liabilities	8,313	7,687

Total Liabilities	18,261	17,910

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2013 and 2012)	2	2
Additional paid-in capital	895	895
Retained earnings	1,179	938
Accumulated other comprehensive income	8	356

Total Company Shareholder’s Equity	2,084	2,191

Total Liabilities and Shareholder’s Equity	$20,345	$20,101

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$55	$207	$74
Fee income	252	257	413
Net investment income	540	587	597
Net realized investment and other gains (losses)	(133)	(52)	289
Other revenue	(1)	5	-

Total revenues	713	1,004	1,373

Benefits and expenses
Benefits to policyholders	155	511	640
Policyholder dividends	5	6	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	13	53	139
Other operating costs and expenses	183	221	237

Total benefits and expenses	356	791	1,022

Income (loss) before income taxes	357	213	351

Income tax expense (benefit)	116	53	121

Net income (loss)	$241	$160	$230

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$241	$160	$230

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(356)	126	322
Reclassification adjustment for (gains) losses realized in net income	57	(102)	(208)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(42)	(2)	97
Reclassification of net cash flow hedge (gains) losses to net income	(7)	(4)	-

Total other comprehensive income (loss), net of tax	(348)	18	211

Total comprehensive income (loss)	$(107)	$178	$441

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(192)	67	172
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	31	(55)	(111)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(23)	(1)	52
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(4)	(2)	-

Total income tax expense (benefit) in other comprehensive income (loss)	$(188)	$9	$113

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2011	$2	$895	$548	$127	$1,572	2,000

Net income (loss)	-	-	230	-	230
Other comprehensive income (loss), net of tax	-	-	-	211	211

Balance at December 31, 2011	$2	$895	$778	$338	$2,013	2,000

Net income (loss)			160		160
Other comprehensive income (loss), net of tax				18	18

Balance at December 31, 2012	$2	$895	$938	$356	$2,191	2,000

Net income (loss)			241		241
Other comprehensive income (loss), net of tax				(348)	(348)

Balance at December 31, 2013	$2	$895	$1,179	$8	$2,084	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$241	$160	$230
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	25	43	74
Net realized investments and other (gains) losses	133	52	(289)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	13	53	139
Capitalization of deferred policy acquisition costs and deferred sales inducements	(39)	(40)	(48)
Depreciation and amortization	2	-	-
Net cash flows from trading securities	6	12	54
(Increase) decrease in accrued investment income	8	(4)	(6)
(Increase) decrease in other assets and other liabilities, net	(74)	(294)	284
Increase (decrease) in policyholder liabilities and accruals, net	(97)	211	304
Interest credited to policyholder liabilities	142	112	110
Increase (decrease) in deferred income taxes	81	(17)	(10)

Net cash provided by (used in) operating activities	441	288	842

Cash flows from investing activities:
Sales of:
Fixed maturities	3,302	4,321	5,367
Equity securities	1	-	-
Mortgage loans on real estate	68	74	76
Investment real estate, agriculture, and timber	-	6	-
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	303	278	551
Mortgage loans on real estate	24	25	23
Other invested assets	1	-	-
Purchases of:
Fixed maturities	(3,448)	(4,434)	(5,911)
Equity securities	-	(1)	-
Investment real estate, agriculture, and timber	(191)	(1)	(3)
Other invested assets	(66)	(4)	-
Mortgage loans on real estate issued	(280)	(64)	(330)
Net (purchases) redemptions of short-term investments	(1)	16	13
Policy loans advanced, net	(5)	(14)	(12)
Net change in payable for undelivered securities	(27)	(4)	3
Net change in amount due from liquidity pool	(381)	-	-
Other, net	-	3	-

Net cash provided by (used in) investing activities	(700)	201	(223)

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Universal life and investment-type contract deposits	281	169	341
Universal life and investment-type contract maturities and withdrawals	(431)	(378)	(1,082)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	21	14	12
Unearned revenue on financial reinsurance	(48)	(49)	(89)
Net reinsurance recoverable	-	-	4

Net cash provided by (used in) financing activities	(177)	(244)	(814)
Net increase (decrease) in cash and cash equivalents	(436)	245	(195)
Cash and cash equivalents at beginning of year	495	250	445

Cash and cash equivalents at end of year	$59	$495	$250

Non-cash financing activities during the year:
Transfer of assets to First Allmerica Financial Life Insurance Company	$-	$(1,717)	$-

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located exclusively in the State of New York (“NY”). Through its insurance operations, the Company offers a variety of individual life insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

The Company’s 36% investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $1,855 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 55% and 57% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012,

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

respectively, and 24%, 24%, and 23% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$3,578	$228	$(66)	$3,740	$-
Commercial mortgage-backed securities	57	2	-	59	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	72	3	(2)	73	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,776	6	(145)	1,637	-
Obligations of states and political subdivisions	246	16	(5)	257	-
Debt securities issued by foreign governments	100	5	-	105	-

Fixed maturity securities	5,829	260	(218)	5,871	-
Other fixed maturity securities	-	-	-	-	-

Total fixed maturity securities available-for-sale	5,829	260	(218)	5,871	-

Equity securities available-for-sale	-	-	-	-	-

Total fixed maturity and equity securities available-for-sale	$5,829	$260	$(218)	$5,871	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$3,470	$406	$(5)	$3,871	$-
Commercial mortgage-backed securities	222	8	-	230	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	42	4	-	45	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,052	99	(13)	2,137	-
Obligations of states and political subdivisions	236	51	-	287	-
Debt securities issued by foreign governments	57	2	-	59	-

Fixed maturity securities	6,079	570	(18)	6,629	-
Other fixed maturity securities	-	-	-	-	-

Total fixed maturity securities available-for-sale	6,079	570	(18)	6,629	-

Equity securities available-for-sale	1	-	-	1	-

Total fixed maturity and equity securities available-for-sale	$6,080	$570	$(18)	$6,630	$-

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$185	$188
Due after one year through five years	1,043	1,086
Due after five years through ten years	1,029	1,070
Due after ten years	3,443	3,395

	5,700	5,739
Asset-backed and mortgage-backed securities	129	132

Total	$5,829	$5,871

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Statements of Operations, while the non-credit loss is charged to AOCI on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized Losses on Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$859	$(48)	$118	$(18)	$977	$(66)
Commercial mortgage-backed securities	4	-	3	-	7	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	25	(2)	-	-	25	(2)
US Treasury securities and obligations of US government corps and agencies	1,199	(64)	338	(81)	1,537	(145)
Obligations of states and political subdivisions	57	(3)	10	(2)	67	(5)
Debt securities issued by foreign governments	-	-	-	-	-	-

Total fixed maturity securities available-for-sale	2,144	(117)	469	(101)	2,613	(218)
Equity securities available-for-sale	-	-	-	-	-	-

Total	$2,144	$(117)	$469	$(101)	$2,613	$(218)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$186	$(4)	$32	$(1)	$218	$(5)
Commercial mortgage-backed securities	10	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-
US Treasury securities and obligations of US government corps and agencies	643	(13)	-	-	643	(13)
Obligations of states and political subdivisions	12	-	-	-	12	-
Debt securities issued by foreign governments	3	-	18	-	21	-

Total fixed maturity securities available-for-sale	854	(17)	50	(1)	904	(18)
Equity securities available-for-sale	-	-	-	-	-	-

Total	$854	$(17)	$50	$(1)	$904	$(18)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $1 million at December 31, 2013 from $1 million at December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At December 31, 2013 and 2012, there were 306 and 62 fixed maturity securities with aggregate gross unrealized losses of $218 million and $18 million, respectively, of which the single largest unrealized loss was $78 million and $12 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $1 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2013.

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$28	$1
Bonds pledged in support of exchange-traded futures and cleared derivatives	24	24
Bonds on deposit with government authorities	1	1
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total	$53	$26

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets

Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$432	$(305)	$(127)	$-	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	432	(305)	(127)	-	-

Financial liabilities
Derivative liabilities	(335)	305	30	-	-
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(335)	$305	$30	$-	$-

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$669	$(353)	$(316)	$-	$-
Securities lending
Reverse repurchase agreements

Total financial assets	669	(353)	(316)	-	-

Financial liabilities
Derivative liabilities	(355)	353	2
Repurchase agreements

Total financial liabilities	$(355)	$353	$2	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

(1)	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $(5) million and $12 million, respectively December 31, 2013 (December 31, 2012 — $15 million and $5 million, respectively).
(2)	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $25 million and $4 million, respectively (December 31, 2012 — $29 million and $0 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
(3)	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$292	East North Central	$175
Industrial	123	East South Central	7
Office buildings	376	Middle Atlantic	165
Retail	266	Mountain	54
Mixed use	-	New England	35
Agricultural	-	Pacific	419
Agribusiness	10	South Atlantic	208
Other	88	West North Central	42
		West South Central	50
		Canada/other	-

Provision for losses	-	Provision for losses	-

Total	$1,155	Total	$1,155

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$201	East North Central	$146
Industrial	130	East South Central	2
Office buildings	322	Middle Atlantic	114
Retail	251	Mountain	48
Mixed use	-	New England	37
Agricultural	-	Pacific	333
Agribusiness	2	South Atlantic	193
Other	71	West North Central	39
		West South Central	65
		Canada/other	-

Provision for losses	-	Provision for losses	-

Total	$977	Total	$977

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$-	$-	$-	$-	$-

Year ended December 31, 2012	7	-	-	(7)	-

Year ended December 31, 2011	2	9	-	(4)	7

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

December 31,
	2013	2012

(in millions)
Non-income producing	$-	$-
Delinquent less than 90 days	-	-
Delinquent greater than 90 days	-	-

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

December 31,
	2013	2012

(in millions)
Impaired mortgage loans on real estate with provision for losses	$-	$-
Allowance for credit losses	-	-

Net impaired mortgage loans on real estate	$-	$-

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Average recorded investment in impaired loans	$-	$9	$20
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$68	$30
AA	175	125
A	376	238
BBB	530	562
BB	6	22
B and lower and unrated	-	-

Total	$1,155	$977

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate and agriculture was $2 million, $2 million, and $2 million for the years ended December 31, 2013, 2012 and 2011 respectively. Accumulated depreciation was $6 million and $5 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$66	$6
Combined assets	675	272
Combined liabilities	161	100
Debt included in combined liabilities	55	-

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$198	$183	$175
Combined revenues	1,050	894	818
Combined expenses	470	366	337
Combined income (loss) from operations	580	528	481

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$273	$333	$366
Equity securities	-	-	-
Mortgage loans on real estate	51	49	40
Investment real estate, agriculture, and timber	12	17	10
Policy loans	7	6	6
Short-term investments	-	1	1
Derivatives	23	25	23
Equity method investments and other (1)	199	183	175

Gross investment income	565	614	621

Investment expenses	(25)	(27)	(24)

Net investment income	$540	$587	$597

	December 31,
	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(115)	$170	$337
Equity securities	-	-	-
Mortgage loans on real estate	1	3	(7)
Derivatives	(47)	(211)	(24)
Other invested assets	-	1	-
Amounts credited to participating contract holders	28	(15)	(17)

Net realized investment and other gains (losses)	$(133)	$(52)	$289

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$20	$23	$30
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(27)	10	13
Equity securities held-for-trading	-	-	-
Derivatives	27	(134)	14
Gross gains on sales of available-for-sale securities	41	190	345
Gross losses on sales of available-for-sale securities	134	51	26
Other-than-temporary impairments on available-for-sale securities	2	-	-

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$12	$30	$42
Amortization	(5)	(28)	(8)
Change due to unrealized investment gains (losses)	(1)	10	(4)

Balance, end of year	$6	$12	$30

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$2
2015	2
2016	1
2017	1
2018	1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$405	$397	$499
Capitalization	38	40	47
Amortization	(10)	(24)	(124)
Change due to unrealized investment gains	34	(8)	(25)

Balance, end of year	$467	$405	$397

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$23	$24	$32
Capitalization	1	-	1
Amortization	2	(1)	(7)
Change due to unrealized investment gains	2	-	(2)

Balance, end of year	$28	$23	$24

Note 5 — Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $65 million, $65 million, and $66 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable of $15 million and $14 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuities, variable life and other products issued by the Company. For the years ended December 31, 2013, 2012 and 2011, the Company was billed by JHD for underwriting commissions of $68 million, $67 million, and $75 million, respectively. The Company had amounts payable for services provided of $4 million and $4 million at December 31, 2013 and 2012, respectively.

The Company had receivables from JHIMS relating to distributions of $17 million and $16 million, which were included in accrued investment income at December 31, 2013 and 2012, respectively.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. The Company had $381 million and $333 million invested in this pool at December 31, 2013 and 2012, respectively.

The Company also has certain reinsurance agreements with affiliates. These are more fully described in the Reinsurance note.

Note 6 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)

Premiums earned

Direct	$67	$89	$110

Assumed	30	158	22

Ceded	(42)	(40)	(58)

Net	$55	$207	$74

Benefits to policyholders ceded	$224	$104	$95

Affiliated Reinsurance

The below table consists of the impact of the reinsurance agreements with its parents, JHUSA:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance - (continued)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Amounts due from and held for affiliates	$404	$271
Reinsurance recoverable	21	27
Amounts due to affiliates	66	67
Coinsurance funds withheld	2,418	2,329

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$15
Benefits ceded	63	34	44

Amounts due from and held for affiliates	-	1
Reinsurance recoverable	36	52
Amounts due to affiliates	31	51
Other payables	1	8

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, JHRECO, to reinsure 100% of the mortality risk arising from no lapse guarantee benefits for single and survivorship joint Universal Life policies issued from 2002 to New York residents. The reinsurance agreement is written on a coinsurance funds withheld basis.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, JHRECO, to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance - (continued)

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is $116 million, $123 million and $129 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

Non-Affiliated Reinsurance

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Balance Sheets.

At December 31, 2013, the Company had treaties with 27 reinsurers for its life insurance business (24 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2013, recoveries under these agreements totaled $182 million on $204 million of death claims. In 2012, recoveries under these agreements totaled $70 million on $92 million of death claims. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims.

Note 7 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s life insurance business. These agreements will reduce the impact of future interest rates changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$45	$3	$212	$32	$-
	Foreign currency swaps	-	-	-	-	-	-

Cash flow hedges	Interest rate swaps	298	12	17	311	78	3
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-	-

Total Derivatives in Hedge Accounting Relationships		$510	$57	$20	$523	$110	$3

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$8,175	$378	$325	$7,385	$544	$347
	Interest rate treasury locks	-	-	-	-	-	-
	Interest rate options	-	-	-	-	-	-
	Interest rate futures	252	-	-	284	-	-
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-	-
	Equity options	-	-	-	-	-	-
	Equity index futures	304	-	-	394	-	-
	Credit default swaps	-	-	-	-	-	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	163	-	-	348
	Embedded derivatives – participating pension contracts (1)	-	-	32	-	-	37
	Embedded derivatives – benefit guarantees (1)	-	49	13	-	75	108

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		8,731	427	533	8,063	619	840

Total Derivatives (2)		$9,241	$484	$553	$8,586	$729	$843

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$23	$(27)	$(4)
	Fixed-rate liabilities	(13)	13	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(14)	$(4)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$7	$(6)	$1
	Fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$7	$(6)	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(12)	$(2)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2011, all of the Company’s hedged forecast transactions qualified as cash flow hedges. During 2012 the Company completed a review of the investment strategy for the universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, new UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestment in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in the period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Statements of Operations, the Statements of Comprehensive Income (Loss) and the Statements of Changes in Shareholder’s Equity:

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$-	$-	$-
	Floating rate assets	(42)	7	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	-	-	-

Total		$(42)	$7	$-

Year ended December 31, 2012

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(2)	$4	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	- -	-	-

Total		$(2)	$4	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	-	-	-

Total		$97	$-	$-

The Company anticipates that pre-tax net gains of $2 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 7 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(152)	$(28)	$187
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	5	(5)	(14)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Equity index futures	(90)	(81)	(23)
Credit default swaps	-	-	-
Embedded derivatives	258	(104)	(172)

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$21	$(218)	$(22)

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company had accepted collateral consisting of cash of $57 million and $158 million and various securities with a fair value of $94 million and $187 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$136	$104
Net amount at risk related to deposits	5	5
Average attained age of contract holders	50	49

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,519	$1,463
Net amount at risk — net of reinsurance	4	12
Average attained age of contract holders	67	66

Return of net deposits plus a minimum return
In the event of death
Account value	$-	$-
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	-	-
Guaranteed minimum return rate	0%	0%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,506	$2,493
Net amount at risk — net of reinsurance	28	67
Average attained age of contract holders	66	66

Guaranteed Minimum Income Benefit
Account value	$415	$421
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$3,031	$2,944
Net amount at risk	164	334
Average attained age of contract holders	66	65

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$2,012	$2,160
Balanced	1,708	1,379
Bond	478	535
Money Market	44	65

Total	$4,242	$4,139

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$28	$11	$118	$157
Incurred guarantee benefits	(1)	(1)	-	(2)
Other reserve changes	(1)	(3)	(100)	(104)

Balance at December 31, 2013	26	7	18	51
Reinsurance recoverable	(1)	(49)	-	(50)

Net balance at December 31, 2013	$25	$(42)	$18	$1

Balance at January 1, 2012	$28	$10	$106	$144
Incurred guarantee benefits	(3)	-	-	(3)
Other reserve changes	3	1	12	16

Balance at December 31, 2012	28	11	118	157
Reinsurance recoverable	(1)	(75)	-	(76)

Net balance at December 31, 2012	$27	$(64)	$118	$81

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services — Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$35	$70	$131

Deferred taxes:
Federal	81	(17)	(10)

Total income tax expense (benefit)	$116	$53	$121

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$125	$75	$123
Add (deduct):
Prior year taxes	1	(4)	2
Tax credits	(1)	(2)	(1)
Dividend received deduction	(7)	(7)	(6)
Change in tax reserves	(2)	(9)	3
Tax-exempt investment income	-	-	-
Foreign tax expense gross-up	1	1	-
Other	(1)	(1)	-

Total income tax expense (benefit)	$116	$53	$121

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$99	$202
Tax credits	7	10
Unearned revenue	23	7
Securities and other investments	23	-
Other	1	3

Total deferred tax assets	153	222

Deferred tax liabilities:
Unrealized investment gains on securities	4	192
Deferred policy acquisition costs	92	73
Deferred sales inducements	10	9
Securities and other investments	-	13
Intangibles	2	4
Premiums receivable	1	-
Other	7	-

Total deferred tax liabilities	116	291

Net deferred tax assets (liabilities)	$37	$(69)

At December 31, 2013 the Company had no operating loss carry forwards. At December 31, 2013, the Company had $7 million of tax credits, which consist of $1 million of alternative minimum tax credits and $6 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2016 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not that the Company will realize the full benefit of its deferred tax assets.

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $73 million, $152 million, and $69 million in 2013, 2012 and 2011, respectively. In 2013 the Company made income tax payments of $1 million to the Internal Revenue Service (“IRS”).

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$9	$18
Additions based on tax positions related to the current year	1	2
Payments	(2)	-
Reductions for tax positions of prior years	(3)	(11)

Balance, end of year	$5	$9

Included in the balances as of December 31, 2013 and 2012, respectively, are $5 million and $9 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued and penalties in income tax expense. For the years ended December 31, 2013 and 2012 the Company recognized approximately $2 million and $3 million of interest benefit, respectively. For the year ended December 31, 2011 the Company recognized approximately $1 million of interest expense. The Company had approximately $0 million and $1 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $230 million and $16 million, respectively, at December 31, 2013. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 53% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under an operating lease agreement, which will expire in March 2015. Rental expenses were $61 thousand, $48 thousand, and $63 thousand for each of the years ended December 31, 2013, 2012 and 2011, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Operating Leases
(in thousands)
2014	$56
2015	14
2016	-

Total minimum lease payments	$70

The Company does not have any sublease income related to its office space.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and as a taxpayer. In addition, the NY State Department of Financial Services, the NY Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings - (continued)

plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$127	$-	$-	$127
Gross unrealized investment gains (net of deferred income tax expense of $212)	395			395
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $111)	(208)			(208)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)			(42)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $17)	(31)			(31)

Net unrealized investment gains	114			114
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)		97		97
Reclassification of net cash flow hedge losses to net income (net of deferred income tax benefit of $0)		-		-

Balance at December 31, 2011	$241	$97	$-	$338

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$241	$97	$-	$338
Gross unrealized investment gains (net of deferred income tax expense of $70)	132			132
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $55)	(102)			(102)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $3)	(6)			(6)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $0)	-			-

Net unrealized investment gains	24			24
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $1)		(2)		(2)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $2)		(4)		(4)

Balance at December 31, 2012	$265	$91	$-	$356

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$265	$91	$-	$356
Gross unrealized investment losses (net of deferred income tax benefit of $208)	(386)			(386)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $31)	57			57
Adjustment for policyholder liabilities (net of deferred income tax benefit of $1)	(2)			(2)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $17)	32			32

Net unrealized investment losses	(299)			(299)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $23)		(42)		(42)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $4)		(7)		(7)

Balance at December 31, 2013	$(34)	$42	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts
	Reclassified from
	AOCI (1)
	Year Ended	Affected Line Item in
	December 31,	Statement
	2013	of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$(88)	Other net realized investment and other gains (losses)
OTTI	-	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	(88)
Income tax (expense) benefit	31

Net realized gains (losses), net of income tax	$(57)

Unrealized gains (losses) on derivatives - cash flow hedges:
Interest rate swaps	$11	Other net realized investment and other gains (losses)
Foreign currency swaps	-	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	11
Income tax (expense) benefit	(4)

Net gains (losses) on cash flow hedges, net of income tax	$7

Total reclassifications for the year, net of income tax	$(50)

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$43	$552	$507
Equity securities	-	-	-
Other investments	2	-	-

Total	45	552	507

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(19)	(70)	(70)
Policyholder liabilities	(78)	(75)	(66)
Deferred income taxes	18	(142)	(130)

Total	(79)	(287)	(266)

Net unrealized investment gains (losses)	$(34)	$265	$241

Statutory Results

The Company is required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance department of its state of domicile, which is New York.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company met the minimum RBC requirements.

The Company’s statutory net income (loss) for the years ended December 31, 2013, 2012 and 2011 was $466 million, $69 million, and $(282) million, respectively.

The Company’s statutory capital and surplus as of December 31, 2013 and 2012 was $1,284 million and $1,005 million, respectively.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Employee Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

Note 13 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial mortgage-backed securities, asset-backed securities, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, short-term investments, and cash and cash equivalents. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale:
Corporate debt securities (4)	$3,740	$3,740	$-	$3,446	$294
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	73	73	-	73	-
U.S. Treasury and agency securities	1,637	1,637	-	1,637	-
Obligations of states and political subdivisions (5)	257	257	-	250	7
Debt securities issued by foreign governments	105	105	-	105	-

Total fixed maturity securities available-for-sale	5,871	5,871	-	5,560	311

Fixed maturity securities held-for-trading:
Corporate debt securities (4)	281	281	-	274	7
Commercial mortgage-backed securities	25	25	-	25	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	12	12	-	12	-
U.S. Treasury and agency securities	5	5	-	5	-
Obligations of states and political subdivisions (5)	14	14	-	12	2
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	338	338	-	329	9

Equity securities available-for-sale	-	-	-	-	-
Equity securities held-for-trading	-	-	-	-	-
Short-term investments	1	1	-	1	-
Other invested assets (2)	7	7	-	-	7
Derivative assets (1):
Interest rate swaps	435	435	-	435	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (6)	49	49	-	-	49
Separate account assets	8,313	8,313	8,313	-	-

Total assets at fair value	$15,014	$15,014	$8,313	$6,325	$376

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$345	$345	$-	$345	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	163	163	-	163	-
Participating pension contracts	32	32	-	32	-
Benefit guarantees (6)	13	13	-	-	13
Separate account liabilities	8,313	8,313	8,313	-	-

Total liabilities at fair value	$8,866	$8,866	$8,313	$540	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale:
Corporate debt securities (4)	$3,871	$3,871	$-	$3,547	$324
Commercial mortgage-backed securities	230	230	-	227	3
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	45	45	-	45	-
U.S. Treasury and agency securities	2,137	2,137	-	2,137	-
Obligations of states and political subdivisions (5)	287	287	-	271	16
Debt securities issued by foreign governments	59	59	-	59	-

Total fixed maturity securities available-for-sale	6,629	6,629	-	6,286	343

Fixed maturity securities held-for-trading:
Corporate debt securities (4)	259	259	-	249	10
Commercial mortgage-backed securities	63	63	-	63	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	9	9	-	9	-
U.S. Treasury and agency securities	24	24	-	24	-
Obligations of states and political subdivisions (5)	16	16	-	14	2
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	372	372	-	360	12

Equity securities available-for-sale	1	1	1	-	-
Equity securities held-for-trading	-	-	-	-	-
Short-term investments	38	38	-	38	-
Other invested assets (2)	-	-	-	-	-
Derivative assets (1):
Interest rate swaps	654	654	-	654	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (6)	75	75	-	-	75
Separate account assets	7,687	7,687	7,687	-	-

Total assets at fair value	$15,456	$15,456	$7,688	$7,338	$430

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$350	$350	$-	$350	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	348	348	-	348	-
Participating pension contracts	37	37	-	37	-
Benefit guarantees (6)	108	108	-	-	108
Separate account liabilities	7,687	7,687	7,687	-	-

Total liabilities at fair value	$8,530	$8,530	$7,687	$735	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(2)	Other invested assets exclude equity method and cost accounted investments of $65 million and $5 million at December 31, 2013 and 2012, respectively.
(3)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(4)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(5)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$1,155	$1,233	$-	$-	$1,233
Policy loans	143	143	-	143	-
Cash and cash equivalents	59	59	59	-	-
Affiliated debt	-	-	-	-	-

Total Assets	$1,357	$1,435	$59	$143	$1,233

Liabilities
Consumer notes	$-	$-	$-	$-	$-
Debt	-	-	-	-	-
Policyholders’ funds	2,291	2,317	-	151	2,166
Affiliated debt	-	-	-	-	-

Total Liabilities	$2,291	$2,317	$-	$151	$2,166

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$977	$1,106	$-	$-	$1,106
Policy loans	138	138	-	138	-
Cash and cash equivalents	495	495	495	-	-
Affiliated debt	-	-	-	-	-

Total Assets	$1,610	$1,739	$495	$138	$1,106

Liabilities
Consumer notes	$-	$-	$-	$-	$-
Debt	-	-	-	-	-
Policyholders’ funds	2,470	2,507	-	153	2,354
Affiliated debt	-	-	-	-	-

Total Liabilities	$2,470	$2,507	$-	$153	$2,354

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Level 3 Assets and Liabilities

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$324	$(1)	$(29)	$57	$-	$-	$(2)	$57	$(112)	$294	$-
Commercial mortgage-backed securities	3	-	-	7	-	-	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	16	-	(1)	-	-	-	-	-	(8)	7	-

Total fixed maturity securities available-for-sale	343	(1)	(30)	64	-	-	(2)	57	(120)	311	-
Fixed maturity securities held-for-trading:
Corporate debt securities	10	(1)	-	2	-	-	-	-	(4)	7	(1)
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	12	(1)	-	2	-	-	-	-	(4)	9	(1)
Other invested assets	-	-	2	5	-	-	-	-	-	7	-
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Net embedded derivatives (4)	(33)	69	-	-	-	-	-	-	-	36	69
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$322	$67	$(28)	$71	$-	$-	$(2)	$57	$(124)	$363	$68

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$371	$1	$5	$106	$-	$(96)	$(6)	$6	$(63)	$324	$-
Commercial mortgage-backed securities	-	-	-	3	-	-	-	-	-	3	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	12	-	-	11	-	(7)	-	-	-	16	-

Total fixed maturity securities available-for-sale	383	1	5	120	-	(103)	(6)	6	(63)	343	-
Fixed maturity securities held-for-trading
Corporate debt securities	7	-	-	5	-	-	-	-	(2)	10	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	9	-	-	5	-	-	-	-	(2)	12	-
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	37	-	-	-	-	-	-	-	(37)	-	-
Net embedded derivatives (4)	(28)	(5)	-	-	-	-	-	-	-	(33)	(5)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$401	$(4)	$5	$125	$-	$(103)	$(6)	$6	$(102)	$322	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2011	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2011

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$255	$-	$19	$66	$-	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-	-	-	-	-	(10)	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	7	-	1	4	-	-	-	-	-	12	-

Total fixed maturity securities available-for-sale	272	-	20	70	-	-	(16)	41	(4)	383	-
Fixed maturity securities held-for-trading
Corporate debt securities	3	1	-	5	-	-	-	-	(2)	7	1
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	-	2	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	3	1	-	7	-	-	-	-	(2)	9	1
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	-	-	37	-	-	-	-	-	-	37	-
Net embedded derivatives (4)	10	(38)	-	-	-	-	-	-	-	(28)	(38)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$285	$(37)	$57	$77	$-	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	The earnings amount is included in benefits to policyholders on the Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers annuities and a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the operating segments.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$181	$127	$(2)	$306
Net investment income	185	148	207	540
Net realized investment and other gains (losses)	(200)	(154)	221	(133)
Inter-segment	-	-	-	-

Revenues	$166	$121	$426	$713

Net income (loss)	$(43)	$7	$277	$241

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$28	$169	$198
Carrying value of investments under the equity method	55	10	1	66
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(16)	28	1	13
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(24)	(10)	150	116
Segment assets	5,387	12,164	2,794	20,345

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$187	$283	$(1)	$469
Net investment income	167	204	216	587
Net realized investment and other gains (losses)	(73)	(18)	39	(52)
Inter-segment	-	-	-	-

Revenues	$281	$469	$254	$1,004

Net income (loss)	$(56)	$48	$168	$160

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$26	$156	$183
Carrying value of investments under the equity method	4	1	1	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	24	29	-	53
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(31)	(1)	85	53
Segment assets	5,553	11,989	2,559	20,101

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	161	235	201	597
Net realized investment and other gains (losses)	229	65	(5)	289
Inter-segment revenues	-	-	-	-

Revenues	$730	$444	$199	$1,373

Net income (loss)	$90	$14	$126	$230

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$-	$25	$150	$175
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	61	78	-	139
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	48	1	72	121

The Company operates primarily in the United States and has no reportable major customers.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2013

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of John Hancock Life Insurance Company (U.S.A) and Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series I

500 Index Trust B Series II

500 Index Trust B Series NAV

Active Bond Trust Series I

Active Bond Trust Series II

All Cap Core Trust Series I

All Cap Core Trust Series II

American Asset Allocation Trust Series I

American Asset Allocation Trust Series II

American Global Growth Trust Series II

American Global Growth Trust Series III

American Growth Income Trust Series I

American Growth Income Trust Series II

American Growth Income Trust Series III

American Growth Trust Series II

American Growth Trust Series III

American International Trust Series II

American International Trust Series III

American New World Trust Series II

American New World Trust Series III

Blue Chip Growth Trust Series I

Blue Chip Growth Trust Series II

Bond Trust Series I

Bond Trust Series II

Capital Appreciation Trust Series I

Capital Appreciation Trust Series II

Capital Appreciation Value Trust Series II

Core Bond Trust Series II

Core Strategy Trust Series II

Core Strategy Trust Series NAV

DWS Equity 500 Index

Equity-Income Trust Series I

Equity-Income Trust Series II

Financial Services Trust Series I

Financial Services Trust Series II

Founding Allocation Trust Series II

Fundamental All Cap Core Trust Series II

Fundamental Large Cap Value Trust Series I

Fundamental Large Cap Value Trust Series II

Fundamental Value Trust Series I

Fundamental Value Trust Series II

Global Bond Trust Series I

Global Bond Trust Series II

Investment Quality Bond Trust Series I

Investment Quality Bond Trust Series II

Lifestyle Aggressive Trust Series I

Lifestyle Aggressive Trust Series II

Lifestyle Balanced Trust Series I

Lifestyle Balanced Trust Series II

Lifestyle Balanced Trust PS Series - Series II

Lifestyle Conservative Trust Series I

Lifestyle Conservative Trust Series II

Lifestyle Conservative Trust PS Series - Series II

Lifestyle Growth Trust Series I

Lifestyle Growth Trust Series II

Lifestyle Growth Trust PS Series - Series II

Lifestyle Moderate Trust Series I

Lifestyle Moderate Trust Series II

Lifestyle Moderate Trust PS Series - Series II

Mid Cap Index Trust Series I

Mid Cap Index Trust Series II

Mid Cap Stock Trust Series I

Mid Cap Stock Trust Series II

Mid Value Trust Series I

Mid Value Trust Series II

Money Market Trust B Series NAV

Money Market Trust Series I

Money Market Trust Series II

Mutual Shares Trust Series I

Natural Resources Trust Series II

PIMCO All Asset

Real Estate Securities Trust Series I

Real Estate Securities Trust Series II

Real Return Bond Trust Series II

Science & Technology Trust Series I

Science & Technology Trust Series II

Short Term Government Income Trust Series I

Short Term Government Income Trust Series II

Small Cap Growth Trust Series I

Small Cap Growth Trust Series II

Small Cap Index Trust Series II

Small Cap Opportunities Trust Series I

Small Cap Opportunities Trust Series II

Small Cap Value Trust Series II

Small Company Value Trust Series I

Small Company Value Trust Series II

Report of Independent Registered Public Accounting Firm

Global Trust Series I

Global Trust Series II

Health Science Trust Series I

Health Science Trust Series II

High Yield Trust Series I

High Yield Trust Series II

International Core Trust Series I

International Core Trust Series II

International Equity Index Trust B Series I

International Equity Index Trust B Series II

International Equity Index Trust B Series NAV

International Growth Stock Trust Series II

International Small Company Series I

International Small Company Series II

International Value Trust Series I

International Value Trust Series II

Strategic Income Opportunities Trust Series I

Strategic Income Opportunities Trust Series II

Total Bond Market Trust B Series II

Total Bond Market Trust B Series NAV

Total Return Trust Series I

Total Return Trust Series II

Total Stock Market Index Trust Series I

Total Stock Market Index Trust Series II

US Equity Trust Series I

US Equity Trust Series II

Ultra Short Term Bond Trust Series II

Utilities Trust Series I

Utilities Trust Series II

Value Trust Series I

Value Trust Series II

as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity and financial highlights for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Bond PS Series - Series II, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Global Diversification Trust Series II, Smaller Company Growth Trust Series I, Smaller Company Growth Trust Series II and Ultra Short Term Bond Trust Series I sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2013, and the results of their and the closed sub-accounts’ operations, changes in contract owners’ equity and financial highlights for the periods indicated, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 27, 2014

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$2,744,358	$9,408,907	$8,479,742	$2,750,928	$33,316,236	$3,723,099

Net Assets
Contracts in accumulation	$2,744,358	$9,392,353	$8,479,742	$2,728,521	$33,316,236	$3,723,099
Contracts in payout (annuitization)	—	16,554	—	22,407	—	—

Total net assets	$2,744,358	$9,408,907	$8,479,742	$2,750,928	$33,316,236	$3,723,099

Units outstanding	167,136	573,328	531,405	152,980	1,908,619	159,757
Unit value	$16.42	$16.41	$15.96	$17.98	$17.46	$23.30

Shares	117,582	402,779	363,469	286,555	3,463,226	148,036
Cost	$2,153,169	$7,360,469	$6,336,810	$2,722,368	$33,179,280	$2,126,397

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$1,593,990	$7,795,755	$108,866,312	$17,366,627	$10,384	$119,449,927

Net Assets
Contracts in accumulation	$1,593,990	$7,775,922	$108,866,312	$17,352,293	$10,384	$119,375,571
Contracts in payout (annuitization)	—	19,833	—	14,334	—	74,356

Total net assets	$1,593,990	$7,795,755	$108,866,312	$17,366,627	$10,384	$119,449,927

Units outstanding	68,526	485,283	6,859,362	1,051,021	565	4,813,709
Unit value	$23.26	$16.06	$15.87	$16.52	$18.38	$24.81

Shares	63,506	512,205	7,152,846	1,109,689	664	5,339,737
Cost	$1,318,382	$4,767,036	$66,641,825	$12,022,070	$8,764	$66,874,912

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III
Total Assets
Investments at fair value	$457,698	$8,109,704	$111,884,255	$804,315	$64,849,568	$421,123

Net Assets
Contracts in accumulation	$457,698	$8,090,578	$111,873,422	$804,315	$64,827,884	$421,123
Contracts in payout (annuitization)	—	19,126	10,833	—	21,684	—

Total net assets	$457,698	$8,109,704	$111,884,255	$804,315	$64,849,568	$421,123

Units outstanding	26,493	322,854	4,841,419	44,992	2,511,095	28,856
Unit value	$17.28	$25.12	$23.11	$17.88	$25.83	$14.59

Shares	20,469	369,294	5,104,209	36,693	3,375,823	21,968
Cost	$314,958	$4,594,018	$69,726,496	$606,229	$44,917,349	$338,866

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	American New World Trust Series II	American New World Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II
Total Assets
Investments at fair value	$4,926,513	$16,550	$22,857,354	$17,249,150	$985,486	$82,016,750

Net Assets
Contracts in accumulation	$4,926,513	$16,550	$22,600,668	$17,249,150	$985,486	$82,016,750
Contracts in payout (annuitization)	—	—	256,686	—	—	—

Total net assets	$4,926,513	$16,550	$22,857,354	$17,249,150	$985,486	$82,016,750

Units outstanding	325,506	1,120	658,421	708,014	76,158	6,474,700
Unit value	$15.13	$14.78	$34.72	$24.36	$12.94	$12.67

Shares	331,083	1,114	667,758	508,225	74,097	6,162,040
Cost	$4,220,691	$15,021	$11,455,221	$9,741,186	$1,025,095	$85,195,441

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series II	Core Strategy Trust Series I	Core Strategy Trust Series II
Total Assets
Investments at fair value	$11,931,864	$8,685,968	$23,451,451	$934,072	$396,929	$260,458,994

Net Assets
Contracts in accumulation	$11,912,005	$8,681,918	$23,451,451	$934,072	$396,929	$260,435,765
Contracts in payout (annuitization)	19,859	4,050	—	—	—	23,229

Total net assets	$11,931,864	$8,685,968	$23,451,451	$934,072	$396,929	$260,458,994

Units outstanding	794,745	383,202	1,323,658	57,258	29,036	15,129,111
Unit value	$15.01	$22.67	$17.72	$16.31	$13.67	$17.22

Shares	756,139	557,866	1,805,347	72,747	27,412	17,913,273
Cost	$7,092,098	$5,389,818	$18,862,831	$991,603	$392,144	$248,876,027

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Core Strategy Trust Series NAV	DWS Equity 500 Index (a)	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II
Total Assets
Investments at fair value	$652,279	$4,480,124	$28,483,606	$26,727,395	$573,684	$4,256,737

Net Assets
Contracts in accumulation	$652,279	$4,480,124	$28,443,590	$26,727,395	$573,684	$4,256,737
Contracts in payout (annuitization)	—	—	40,016	—	—	—

Total net assets	$652,279	$4,480,124	$28,483,606	$26,727,395	$573,684	$4,256,737

Units outstanding	34,818	155,876	669,975	1,223,347	32,142	229,202
Unit value	$18.73	$28.74	$42.51	$21.85	$17.85	$18.57

Shares	45,016	235,920	1,437,114	1,351,917	36,195	269,755
Cost	$544,746	$3,138,639	$21,867,706	$18,609,030	$420,007	$2,916,209

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Fundamental Value Trust Series I	Fundamental Value Trust Series II
Total Assets
Investments at fair value	$92,181,353	$8,326,894	$1,585,271	$7,488,231	$27,471,953	$31,084,519

Net Assets
Contracts in accumulation	$92,181,353	$8,326,894	$1,561,727	$7,488,231	$27,276,314	$31,063,870
Contracts in payout (annuitization)	—	—	23,544	—	195,639	20,649

Total net assets	$92,181,353	$8,326,894	$1,585,271	$7,488,231	$27,471,953	$31,084,519

Units outstanding	6,373,509	302,809	72,859	345,765	1,346,424	1,488,937
Unit value	$14.46	$27.50	$21.76	$21.66	$20.40	$20.88

Shares	7,052,896	404,611	99,452	466,556	1,358,653	1,540,363
Cost	$68,515,188	$5,971,055	$1,541,907	$6,714,276	$14,795,269	$18,575,480

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II
Total Assets
Investments at fair value	$2,084,581	$13,535,895	$8,954,928	$5,297,941	$3,483,511	$12,358,149

Net Assets
Contracts in accumulation	$2,084,581	$13,535,895	$8,948,761	$5,297,941	$3,483,511	$12,358,149
Contracts in payout (annuitization)	—	—	6,167	—	—	—

Total net assets	$2,084,581	$13,535,895	$8,954,928	$5,297,941	$3,483,511	$12,358,149

Units outstanding	62,510	668,291	237,658	245,432	81,037	278,331
Unit value	$33.35	$20.25	$37.68	$21.59	$42.99	$44.40

Shares	168,247	1,103,170	436,826	259,322	119,339	436,684
Cost	$2,066,326	$13,710,556	$6,338,926	$4,369,851	$2,274,281	$8,782,864

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	High Yield Trust Series I	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II
Total Assets
Investments at fair value	$2,465,630	$10,148,976	$1,509,517	$1,389,078	$1,084,350	$3,757,117

Net Assets
Contracts in accumulation	$2,458,838	$10,148,964	$1,504,236	$1,389,078	$1,083,975	$3,757,117
Contracts in payout (annuitization)	6,792	12	5,281	—	375	—

Total net assets	$2,465,630	$10,148,976	$1,509,517	$1,389,078	$1,084,350	$3,757,117

Units outstanding	114,890	428,859	83,969	69,695	72,636	252,612
Unit value	$21.46	$23.67	$17.98	$19.93	$14.93	$14.87

Shares	404,202	1,634,295	129,018	117,718	63,264	218,946
Cost	$2,465,460	$10,199,703	$1,325,249	$1,154,130	$929,115	$3,228,131

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	International Equity Index Trust B Series NAV	International Growth Stock Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II
Total Assets
Investments at fair value	$2,517,959	$2,637,502	$2,317,917	$4,197,011	$6,204,005	$12,422,323

Net Assets
Contracts in accumulation	$2,517,959	$2,637,502	$2,317,415	$4,197,011	$6,191,175	$12,422,323
Contracts in payout (annuitization)	—	—	502	—	12,830	—

Total net assets	$2,517,959	$2,637,502	$2,317,917	$4,197,011	$6,204,005	$12,422,323

Units outstanding	211,044	173,680	129,301	237,336	280,858	515,947
Unit value	$11.93	$15.19	$17.93	$17.68	$22.09	$24.08

Shares	146,991	156,343	183,816	333,096	419,757	842,191
Cost	$2,335,605	$2,186,414	$1,753,638	$3,130,502	$5,432,546	$9,715,908

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$4,600,768	$20,372,288	$2,469,369	$29,175,878	$27,825,970	$831,974,709

Net Assets
Contracts in accumulation	$4,586,396	$20,372,288	$2,469,369	$29,175,878	$27,801,226	$831,813,337
Contracts in payout (annuitization)	14,372	—	—	—	24,744	161,372

Total net assets	$4,600,768	$20,372,288	$2,469,369	$29,175,878	$27,825,970	$831,974,709

Units outstanding	170,913	1,120,138	116,714	1,297,727	1,294,649	43,843,012
Unit value	$26.92	$18.19	$21.16	$22.48	$21.49	$18.98

Shares	403,223	1,783,913	226,340	2,681,607	2,032,576	61,039,964
Cost	$4,575,869	$20,604,259	$1,804,995	$21,271,943	$23,491,943	$698,908,540

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Balanced PS Series - Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series - Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II
Total Assets
Investments at fair value	$7,423,219	$7,761,250	$188,108,880	$4,188,700	$16,911,651	$1,025,005,819

Net Assets
Contracts in accumulation	$7,423,219	$7,744,373	$188,108,880	$4,188,700	$16,911,651	$1,024,836,706
Contracts in payout (annuitization)	—	16,877	—	—	—	169,113

Total net assets	$7,423,219	$7,761,250	$188,108,880	$4,188,700	$16,911,651	$1,025,005,819

Units outstanding	504,846	333,598	10,437,507	306,470	790,522	52,806,989
Unit value	$14.70	$23.27	$18.02	$13.67	$21.39	$19.41

Shares	530,988	616,951	15,036,681	317,566	1,188,450	72,234,378
Cost	$6,720,165	$7,634,595	$189,027,403	$4,032,620	$13,526,541	$834,811,219

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Growth PS Series - Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series - Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$13,028,743	$9,425,106	$297,845,538	$7,173,780	$1,352,287	$12,210,009

Net Assets
Contracts in accumulation	$13,028,743	$9,425,106	$297,845,538	$7,173,780	$1,352,287	$12,210,009
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$13,028,743	$9,425,106	$297,845,538	$7,173,780	$1,352,287	$12,210,009

Units outstanding	835,780	412,143	15,911,335	495,533	43,096	443,247
Unit value	$15.59	$22.87	$18.72	$14.48	$31.38	$27.55

Shares	896,679	688,969	21,868,248	517,962	61,975	561,122
Cost	$10,878,600	$8,027,590	$245,269,397	$6,653,553	$1,077,358	$9,530,765

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$9,061,214	$16,515,143	$3,383,850	$10,756,223	$4,997,235	$33,310,848

Net Assets
Contracts in accumulation	$9,060,113	$16,498,654	$3,355,251	$10,756,223	$4,983,216	$33,310,848
Contracts in payout (annuitization)	1,101	16,489	28,599	—	14,019	—

Total net assets	$9,061,214	$16,515,143	$3,383,850	$10,756,223	$4,997,235	$33,310,848

Units outstanding	361,101	552,065	137,166	443,846	317,024	2,774,743
Unit value	$25.09	$29.92	$24.67	$24.23	$15.76	$12.01

Shares	430,053	805,224	241,876	768,302	4,997,235	33,310,848
Cost	$6,086,096	$11,285,795	$2,186,462	$6,852,223	$4,997,235	$33,310,848

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$2,422,708	$798,008	$7,667,102	$3,419,552	$2,339,851	$8,669,362

Net Assets
Contracts in accumulation	$2,422,708	$798,008	$7,667,102	$3,419,552	$2,337,471	$8,669,362
Contracts in payout (annuitization)	—	—	—	—	2,380	—

Total net assets	$2,422,708	$798,008	$7,667,102	$3,419,552	$2,339,851	$8,669,362

Units outstanding	203,313	48,560	280,319	178,354	62,439	305,925
Unit value	$11.92	$16.43	$27.35	$19.17	$37.47	$28.34

Shares	2,422,708	58,079	750,206	309,742	169,064	625,495
Cost	$2,422,708	$570,917	$8,243,298	$3,429,839	$1,775,258	$6,682,144

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short-Term Government Income Trust Series I	Short-Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$5,207,818	$6,841,624	$5,551,720	$4,459,054	$6,295,335	$20,859

Net Assets
Contracts in accumulation	$5,207,818	$6,835,183	$5,551,720	$4,459,054	$6,295,335	$20,859
Contracts in payout (annuitization)	—	6,441	—	—	—	—

Total net assets	$5,207,818	$6,841,624	$5,551,720	$4,459,054	$6,295,335	$20,859

Units outstanding	304,664	363,435	229,841	358,961	511,376	1,032
Unit value	$17.09	$18.82	$24.15	$12.42	$12.31	$20.22

Shares	447,407	276,653	229,032	356,724	503,224	1,627
Cost	$5,531,638	$3,617,512	$3,573,825	$4,600,837	$6,503,274	$17,427

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$3,828,433	$471,529	$9,773,218	$3,765,993	$7,718,835	$4,316,151

Net Assets
Contracts in accumulation	$3,809,708	$471,529	$9,763,820	$3,765,993	$7,718,835	$4,316,151
Contracts in payout (annuitization)	18,725	—	9,398	—	—	—

Total net assets	$3,828,433	$471,529	$9,773,218	$3,765,993	$7,718,835	$4,316,151

Units outstanding	146,506	18,557	373,364	114,830	243,350	167,018
Unit value	$26.13	$25.41	$26.18	$32.80	$31.72	$25.84

Shares	305,785	29,787	619,734	122,114	252,994	165,942
Cost	$3,192,488	$374,322	$8,315,817	$3,171,315	$5,557,739	$3,330,265

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$3,744,546	$11,736,274	$4,622,665	$8,609,219	$3,580,359	$1,166,714

Net Assets
Contracts in accumulation	$3,744,546	$11,736,274	$4,614,109	$8,609,188	$3,580,359	$1,166,714
Contracts in payout (annuitization)	—	—	8,556	31	—	—

Total net assets	$3,744,546	$11,736,274	$4,622,665	$8,609,219	$3,580,359	$1,166,714

Units outstanding	102,435	405,610	218,947	420,205	300,378	96,840
Unit value	$36.56	$28.93	$21.11	$20.49	$11.92	$12.05

Shares	148,240	469,639	350,733	651,720	354,491	115,631
Cost	$2,245,211	$7,123,951	$4,950,573	$9,073,814	$3,807,952	$1,243,222

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series II	US Equity Trust Series I
Total Assets
Investments at fair value	$10,259,386	$22,569,448	$545,031	$7,512,838	$13,852,689	$11,132,179

Net Assets
Contracts in accumulation	$10,237,144	$22,557,593	$545,031	$7,512,838	$13,852,689	$10,970,222
Contracts in payout (annuitization)	22,242	11,855	—	—	—	161,957

Total net assets	$10,259,386	$22,569,448	$545,031	$7,512,838	$13,852,689	$11,132,179

Units outstanding	450,018	1,180,794	30,914	328,968	1,167,126	681,585
Unit value	$22.80	$19.11	$17.63	$22.84	$11.87	$16.33

Shares	754,367	1,660,739	31,911	441,153	1,156,318	628,582
Cost	$10,668,853	$23,584,275	$389,175	$5,261,860	$13,942,732	$8,774,680

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	US Equity Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$879,600	$1,711,743	$4,681,739	$4,981,360	$4,234,824

Net Assets
Contracts in accumulation	$879,600	$1,711,743	$4,681,739	$4,978,678	$4,234,824
Contracts in payout (annuitization)	—	—	—	2,682	—

Total net assets	$879,600	$1,711,743	$4,681,739	$4,981,360	$4,234,824

Units outstanding	54,910	63,371	115,014	117,494	150,092
Unit value	$16.02	$27.01	$40.71	$42.40	$28.21

Shares	49,639	110,864	305,596	191,960	163,696
Cost	$715,826	$1,328,892	$3,654,646	$3,179,109	$2,832,373

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series I		500 Index Trust B Series II		500 Index Trust B Series NAV
	2013	2012 (aa)	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$43,847	$12,106	$137,709	$40,484	$143,794	$71,381
Expenses:
Mortality and expense risk and administrative charges	(37,420)	(5,207)	(147,257)	(23,495)	(118,593)	(99,071)

Net investment income (loss)	6,427	6,899	(9,548)	16,989	25,201	(27,690)

Realized gains (losses) on investments:
Capital gain distributions received	5,116	—	18,484	—	16,348	—
Net realized gain (loss)	43,011	90	456,386	448	171,157	(72,288)

Realized gains (losses)	48,127	90	474,870	448	187,505	(72,288)

Unrealized appreciation (depreciation) during the period	576,463	14,728	1,967,978	80,460	1,944,816	921,671

Net increase (decrease) in contract owners’ equity from operations	631,017	21,717	2,433,300	97,897	2,157,522	821,693

Changes from principal transactions:
Purchase payments	10,017	1,560	41,621	4,165	56,361	41,757
Transfers between sub-accounts and the company	260,184	2,080,277	(392,457)	9,422,495	(378,045)	1,528,258
Withdrawals	(246,580)	(11,932)	(1,763,248)	(394,721)	(1,107,275)	(485,722)
Annual contract fee	(1,452)	(450)	(34,727)	(5,418)	(45,283)	(37,133)

Net increase (decrease) in contract owners’ equity from principal transactions	22,169	2,069,455	(2,148,811)	9,026,521	(1,474,242)	1,047,160

Total increase (decrease) in contract owners’ equity	653,186	2,091,172	284,489	9,124,418	683,280	1,868,853
Contract owners’ equity at beginning of period	2,091,172	—	9,124,418	—	7,796,462	5,927,609

Contract owners’ equity at end of period	$2,744,358	$2,091,172	$9,408,907	$9,124,418	$8,479,742	$7,796,462

	2013	2012	2013	2012	2013	2012
Units, beginning of period	165,573	—	721,314	—	635,886	555,214
Units issued	18,796	167,809	63,703	778,769	10,523	141,101
Units redeemed	(17,233)	(2,236)	(211,689)	(57,455)	(115,004)	(60,429)

Units, end of period	167,136	165,573	573,328	721,314	531,405	635,886

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$157,826	$136,028	$1,858,202	$1,511,926	$44,071	$33,885
Expenses:
Mortality and expense risk and administrative charges	(46,576)	(52,796)	(559,988)	(643,307)	(50,414)	(44,351)

Net investment income (loss)	111,250	83,232	1,298,214	868,619	(6,343)	(10,466)

Realized gains (losses) on investments:
Capital gain distributions received	—	22,154	—	262,534	—	—
Net realized gain (loss)	40,668	53,347	806,586	453,833	164,751	88,505

Realized gains (losses)	40,668	75,501	806,586	716,367	164,751	88,505

Unrealized appreciation (depreciation) during the period	(195,373)	101,045	(2,638,841)	1,378,757	799,611	336,174

Net increase (decrease) in contract owners’ equity from operations	(43,455)	259,778	(534,041)	2,963,743	958,019	414,213

Changes from principal transactions:
Purchase payments	425	7,575	43,722	96,504	1,531	3,725
Transfers between sub-accounts and the company	(229,724)	201,291	3,487,970	1,286,923	(39,634)	(44,845)
Withdrawals	(288,153)	(587,824)	(7,822,114)	(6,122,908)	(246,237)	(179,549)
Annual contract fee	(1,426)	(1,796)	(114,284)	(141,324)	(2,213)	(2,414)

Net increase (decrease) in contract owners’ equity from principal transactions	(518,878)	(380,754)	(4,404,706)	(4,880,805)	(286,553)	(223,083)

Total increase (decrease) in contract owners’ equity	(562,333)	(120,976)	(4,938,747)	(1,917,062)	671,466	191,130
Contract owners’ equity at beginning of period	3,313,261	3,434,237	38,254,983	40,172,045	3,051,633	2,860,503

Contract owners’ equity at end of period	$2,750,928	$3,313,261	$33,316,236	$38,254,983	$3,723,099	$3,051,633

	2013	2012	2013	2012	2013	2012
Units, beginning of period	183,300	205,461	2,157,876	2,440,709	173,726	185,841
Units issued	5,727	13,329	274,704	183,486	1,867	3,946
Units redeemed	(36,047)	(35,490)	(523,961)	(466,319)	(15,836)	(16,061)

Units, end of period	152,980	183,300	1,908,619	2,157,876	159,757	173,726

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2013	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$16,577	$9,345	$18,440	$9,925	$46,454	$23,573
Expenses:
Mortality and expense risk and administrative charges	(21,184)	(15,828)	(21,322)	(20,072)	(64,482)	(63,172)

Net investment income (loss)	(4,607)	(6,483)	(2,882)	(10,147)	(18,028)	(39,599)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	740,663	48,424	2,252,443	148,602
Net realized gain (loss)	100,178	(4,925)	(286,931)	(6,687)	(897,081)	30,944

Realized gains (losses)	100,178	(4,925)	453,732	41,737	1,355,362	179,546

Unrealized appreciation (depreciation) during the period	244,850	146,751	(95,300)	78,072	(258,151)	201,168

Net increase (decrease) in contract owners’ equity from operations	340,421	135,343	355,550	109,662	1,079,183	341,115

Changes from principal transactions:
Purchase payments	888	7,306	22	1,024	25,237	12,506
Transfers between sub-accounts and the company	384,745	(3,343)	(1,451,554)	(130,773)	(4,325,986)	(269,587)
Withdrawals	(153,639)	(67,740)	(111,278)	(74,536)	(528,867)	(308,121)
Annual contract fee	(6,147)	(5,414)	(733)	(808)	(12,798)	(13,541)

Net increase (decrease) in contract owners’equity from principal transactions	225,847	(69,191)	(1,563,543)	(205,093)	(4,842,414)	(578,743)

Total increase (decrease) in contract owners’ equity	566,268	66,152	(1,207,993)	(95,431)	(3,763,231)	(237,628)
Contract owners’ equity at beginning of period	1,027,722	961,570	1,207,993	1,303,424	3,763,231	4,000,859

Contract owners’ equity at end of period	$1,593,990	$1,027,722	$—	$1,207,993	$—	$3,763,231

	2013	2012	2013	2012	2013	2012
Units, beginning of period	58,636	62,855	66,486	79,637	200,294	232,813
Units issued	50,781	2,048	6,822	2,147	42,256	3,180
Units redeemed	(40,891)	(6,267)	(73,308)	(15,298)	(242,550)	(35,699)

Units, end of period	68,526	58,636	—	66,486	—	200,294

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Global Growth Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$78,570	$108,927	$947,759	$1,378,368	$120,553	$38,322
Expenses:
Mortality and expense risk and administrative charges	(109,434)	(104,402)	(1,595,197)	(1,522,215)	(233,069)	(176,497)

Net investment income (loss)	(30,864)	4,525	(647,438)	(143,847)	(112,516)	(138,175)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	399,530	294,320	2,518,834	153,805	454,284	(213,928)

Realized gains (losses)	399,530	294,320	2,518,834	153,805	454,284	(213,928)

Unrealized appreciation (depreciation) during the period	1,079,902	626,789	18,306,357	12,671,865	3,322,269	2,487,708

Net increase (decrease) in contract owners’ equity from operations	1,448,568	925,634	20,177,753	12,681,823	3,664,037	2,135,605

Changes from principal transactions:
Purchase payments	14,472	4,822	228,050	648,410	21,521	67,307
Transfers between sub-accounts and the company	7,493	96,065	(1,751,925)	(1,600,055)	2,894,801	(819,303)
Withdrawals	(794,064)	(732,967)	(8,488,557)	(7,645,505)	(896,568)	(649,817)
Annual contract fee	(4,247)	(4,810)	(618,061)	(639,652)	(84,008)	(65,696)

Net increase (decrease) in contract owners’ equity from principal transactions	(776,346)	(636,890)	(10,630,493)	(9,236,802)	1,935,746	(1,467,509)

Total increase (decrease) in contract owners’ equity	672,222	288,744	9,547,260	3,445,021	5,599,783	668,096
Contract owners’ equity at beginning of period	7,123,533	6,834,789	99,319,052	95,874,031	11,766,844	11,098,748

Contract owners’ equity at end of period	$7,795,755	$7,123,533	$108,866,312	$99,319,052	$17,366,627	$11,766,844

	2013	2012	2013	2012	2013	2012
Units, beginning of period	538,883	590,511	7,591,825	8,338,609	901,891	1,022,128
Units issued	11,327	18,325	112,502	67,187	373,017	31,897
Units redeemed	(64,927)	(69,953)	(844,965)	(813,971)	(223,887)	(152,134)

Units, end of period	485,283	538,883	6,859,362	7,591,825	1,051,021	901,891

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series III	American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III
	2013 (b)	2013 (e)	2012	2013 (e)	2012
Income:
Dividend distributions received	$119	$6,834	$29,327	$29	$146
Expenses:
Mortality and expense risk and administrative charges	(55)	(21,332)	(62,988)	(35)	(104)

Net investment income (loss)	64	(14,498)	(33,661)	(6)	42

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	106	1,073,963	(61,673)	2,843	212

Realized gains (losses)	106	1,073,963	(61,673)	2,843	212

Unrealized appreciation (depreciation) during the period	1,620	(654,698)	705,878	(1,683)	1,718

Net increase (decrease) in contract owners’ equity from operations	1,790	404,767	610,544	1,154	1,972

Changes from principal transactions:
Purchase payments	—	2,067	8,391	—	—
Transfers between sub-accounts and the company	8,721	(4,482,781)	(187,637)	(13,265)	(693)
Withdrawals	(46)	(72,750)	(261,832)	(42)	(596)
Annual contract fee	(81)	(2,743)	(23,419)	(1)	(101)

Net increase (decrease) in contract owners’ equity from principal transactions	8,594	(4,556,207)	(464,497)	(13,308)	(1,390)

Total increase (decrease) in contract owners’ equity	10,384	(4,151,440)	146,047	(12,154)	582
Contract owners’ equity at beginning of period	—	4,151,440	4,005,393	12,154	11,572

Contract owners’ equity at end of period	$10,384	$—	$4,151,440	$—	$12,154

	2013	2013	2012	2013	2012
Units, beginning of period	—	388,197	434,732	1,035	1,154
Units issued	620	19,863	18,937	—	65
Units redeemed	(55)	(408,060)	(65,472)	(1,035)	(184)

Units, end of period	565	—	388,197	—	1,035

(b)	Reflects the period from commencement of operations on April 29, 2013 through December 31, 2013.
(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$438,889	$303,298	$3,697	$2,856	$73,096	$89,689
Expenses:
Mortality and expense risk and administrative charges	(1,857,730)	(1,887,650)	(4,087)	(3,726)	(116,129)	(105,869)

Net investment income (loss)	(1,418,841)	(1,584,352)	(390)	(870)	(43,033)	(16,180)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(446,623)	(7,818,502)	14,637	14,043	596,949	479,766

Realized gains (losses)	(446,623)	(7,818,502)	14,637	14,043	596,949	479,766

Unrealized appreciation (depreciation) during the period	30,514,419	26,899,722	93,337	45,909	1,514,033	525,376

Net increase (decrease) in contract owners’ equity from operations	28,648,955	17,496,868	107,584	59,082	2,067,949	988,962

Changes from principal transactions:
Purchase payments	148,887	485,817	180	1,937	4,355	17,272
Transfers between sub-accounts and the company	(9,911,576)	(5,598,543)	(28,828)	(7,878)	(117,829)	264,369
Withdrawals	(15,375,655)	(12,583,534)	(5,843)	(5,968)	(1,037,749)	(759,431)
Annual contract fee	(462,288)	(505,400)	(3,687)	(3,712)	(4,998)	(5,224)

Net increase (decrease) in contract owners’ equity from principal transactions	(25,600,632)	(18,201,660)	(38,178)	(15,621)	(1,156,221)	(483,014)

Total increase (decrease) in contract owners’ equity	3,048,323	(704,792)	69,406	43,461	911,728	505,948
Contract owners’ equity at beginning of period	116,401,604	117,106,396	388,292	344,831	7,197,976	6,692,028

Contract owners’ equity at end of period	$119,449,927	$116,401,604	$457,698	$388,292	$8,109,704	$7,197,976

	2013	2012	2013	2012	2013	2012
Units, beginning of period	5,925,717	6,865,890	28,956	30,029	375,557	404,268
Units issued	435,629	213,494	157	3,462	4,640	47,619
Units redeemed	(1,547,637)	(1,153,667)	(2,620)	(4,535)	(57,343)	(76,330)

Units, end of period	4,813,709	5,925,717	26,493	28,956	322,854	375,557

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American High-Income Bond Trust Series II
	2013	2012	2013	2012	2013 (e)	2012
Income:
Dividend distributions received	$891,589	$1,217,229	$9,878	$10,899	$1,709	$359,065
Expenses:
Mortality and expense risk and administrative charges	(1,776,923)	(1,704,927)	(7,210)	(2,227)	(28,451)	(85,780)

Net investment income (loss)	(885,334)	(487,698)	2,668	8,672	(26,742)	273,285

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	136,934	—
Net realized gain (loss)	(1,014,569)	(3,897,652)	19,645	11,527	166,750	67,541

Realized gains (losses)	(1,014,569)	(3,897,652)	19,645	11,527	303,684	67,541

Unrealized appreciation (depreciation) during the period	31,996,270	19,510,268	187,899	14,890	(140,275)	242,522

Net increase (decrease) in contract owners’ equity from operations	30,096,367	15,124,918	210,212	35,089	136,667	583,348

Changes from principal transactions:
Purchase payments	139,277	401,583	540	623	4,864	7,300
Transfers between sub-accounts and the company	(12,643,135)	2,800,959	(77,948)	512,631	(5,844,872)	438,466
Withdrawals	(15,456,941)	(12,028,143)	(14,044)	(1,536)	(84,834)	(449,489)
Annual contract fee	(459,317)	(473,615)	(5,517)	(1,428)	(2,552)	(17,971)

Net increase (decrease) in contract owners’ equity from principal transactions	(28,420,116)	(9,299,216)	(96,969)	510,290	(5,927,394)	(21,694)

Total increase (decrease) in contract owners’ equity	1,676,251	5,825,702	113,243	545,379	(5,790,727)	561,654
Contract owners’ equity at beginning of period	110,208,004	104,382,302	691,072	145,693	5,790,727	5,229,073

Contract owners’ equity at end of period	$111,884,255	$110,208,004	$804,315	$691,072	$—	$5,790,727

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,197,486	6,771,046	51,116	12,491	381,105	383,113
Units issued	415,089	423,287	181	48,673	5,830	44,012
Units redeemed	(1,771,156)	(996,847)	(6,305)	(10,048)	(386,935)	(46,020)

Units, end of period	4,841,419	6,197,486	44,992	51,116	—	381,105

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series III		American International Trust Series II		American International Trust Series III
	2013 (e)	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$525	$18,524	$499,397	$605,867	$5,128	$5,124
Expenses:
Mortality and expense risk and administrative charges	(825)	(2,577)	(1,023,874)	(1,058,870)	(3,805)	(3,452)

Net investment income (loss)	(300)	15,947	(524,477)	(453,003)	1,323	1,672

Realized gains (losses) on investments:
Capital gain distributions received	6,744	—	—	—	—	—
Net realized gain (loss)	6,966	1,428	(1,340,556)	(9,845,596)	5,529	1,943

Realized gains (losses)	13,710	1,428	(1,340,556)	(9,845,596)	5,529	1,943

Unrealized appreciation (depreciation) during the period	(5,867)	15,033	13,221,240	20,072,639	67,523	52,318

Net increase (decrease) in contract owners’ equity from operations	7,543	32,408	11,356,207	9,774,040	74,375	55,933

Changes from principal transactions:
Purchase payments	900	1,800	85,389	213,135	360	3,874
Transfers between sub-accounts and the company	(278,788)	(22,458)	(3,661,735)	(3,199,589)	(11,177)	(3,407)
Withdrawals	(1,246)	(3,790)	(8,188,547)	(7,032,122)	(6,806)	(4,480)
Annual contract fee	(1,041)	(2,683)	(265,278)	(291,787)	(3,224)	(3,248)

Net increase (decrease) in contract owners’ equity from principal transactions	(280,175)	(27,131)	(12,030,171)	(10,310,363)	(20,847)	(7,261)

Total increase (decrease) in contract owners’ equity	(272,632)	5,277	(673,964)	(536,323)	53,528	48,672
Contract owners’ equity at beginning of period	272,632	267,355	65,523,532	66,059,855	367,595	318,923

Contract owners’ equity at end of period	$—	$272,632	$64,849,568	$65,523,532	$421,123	$367,595

	2013	2012	2013	2012	2013	2012
Units, beginning of period	15,714	17,333	2,992,368	3,466,530	30,329	30,738
Units issued	561	483	305,928	141,001	703	4,214
Units redeemed	(16,275)	(2,102)	(787,201)	(615,163)	(2,176)	(4,623)

Units, end of period	—	15,714	2,511,095	2,992,368	28,856	30,329

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Blue Chip Growth Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$39,091	$23,598	$202	$137	$53,564	$16,883
Expenses:
Mortality and expense risk and administrative charges	(80,866)	(82,895)	(158)	(208)	(289,786)	(279,924)

Net investment income (loss)	(41,775)	(59,297)	44	(71)	(236,222)	(263,041)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	252,379	20,308	36	(641)	1,067,961	1,172,219

Realized gains (losses)	252,379	20,308	36	(641)	1,067,961	1,172,219

Unrealized appreciation (depreciation) during the period	267,253	798,126	1,469	3,789	5,836,166	2,009,953

Net increase (decrease) in contract owners’ equity from operations	477,857	759,137	1,549	3,077	6,667,905	2,919,131

Changes from principal transactions:
Purchase payments	37,624	105,514	—	—	28,341	68,373
Transfers between sub-accounts and the company	(645,478)	(112,210)	—	(9,294)	240,709	(940,460)
Withdrawals	(527,877)	(384,561)	(524)	—	(1,930,859)	(2,488,601)
Annual contract fee	(19,584)	(19,735)	—	—	(11,686)	(13,493)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,155,315)	(410,992)	(524)	(9,294)	(1,673,495)	(3,374,181)

Total increase (decrease) in contract owners’ equity	(677,458)	348,145	1,025	(6,217)	4,994,410	(455,050)
Contract owners’ equity at beginning of period	5,603,971	5,255,826	15,525	21,742	17,862,944	18,317,994

Contract owners’ equity at end of period	$4,926,513	$5,603,971	$16,550	$15,525	$22,857,354	$17,862,944

	2013	2012	2013	2012	2013	2012
Units, beginning of period	404,122	437,178	1,158	1,884	724,527	913,838
Units issued	64,292	57,041	—	—	19,042	19,554
Units redeemed	(142,908)	(90,097)	(38)	(726)	(85,148)	(208,865)

Units, end of period	325,506	404,122	1,120	1,158	658,421	724,527

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series II		Bond PS Series - Series II		Bond Trust Series I
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$17,434	$—	$—	$739	$27,989	$26,224
Expenses:
Mortality and expense risk and administrative charges	(252,384)	(256,344)	(70)	(964)	(9,014)	(8,782)

Net investment income (loss)	(234,950)	(256,344)	(70)	(225)	18,975	17,442

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	7,193	6,372
Net realized gain (loss)	1,766,779	779,798	187	(3,195)	281	1,164

Realized gains (losses)	1,766,779	779,798	187	(3,195)	7,474	7,536

Unrealized appreciation (depreciation) during the period	3,813,841	1,974,965	78	1,201	(47,951)	22,060

Net increase (decrease) in contract owners’ equity from operations	5,345,670	2,498,419	195	(2,219)	(21,502)	47,038

Changes from principal transactions:
Purchase payments	51,267	63,895	—	—	900	10,735
Transfers between sub-accounts and the company	(1,060,838)	389,319	(6,624)	(108,679)	93,354	70,588
Withdrawals	(2,971,768)	(2,456,318)	(210)	(411)	(15,929)	(10,874)
Annual contract fee	(48,142)	(52,816)	—	(645)	(7,484)	(8,117)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,029,481)	(2,055,920)	(6,834)	(109,735)	70,841	62,332

Total increase (decrease) in contract owners’ equity	1,316,189	442,499	(6,639)	(111,954)	49,339	109,370
Contract owners’ equity at beginning of period	15,932,961	15,490,462	6,639	118,593	936,147	826,777

Contract owners’ equity at end of period	$17,249,150	$15,932,961	$—	$6,639	$985,486	$936,147

	2013	2012	2013	2012	2013	2012
Units, beginning of period	903,212	1,018,057	501	9,353	70,677	65,741
Units issued	88,411	114,583	7,965	98,063	8,502	10,901
Units redeemed	(283,609)	(229,428)	(8,466)	(106,915)	(3,021)	(5,965)

Units, end of period	708,014	903,212	—	501	76,158	70,677

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond Trust Series II		Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$2,169,144	$2,079,020	$26,252	$16,106	$17,751	$5,235
Expenses:
Mortality and expense risk and administrative charges	(1,246,813)	(1,309,483)	(160,023)	(157,012)	(132,693)	(139,781)

Net investment income (loss)	922,331	769,537	(133,771)	(140,906)	(114,942)	(134,546)

Realized gains (losses) on investments:
Capital gain distributions received	601,401	553,899	—	—	—	—
Net realized gain (loss)	(33,633)	168,369	600,911	458,710	972,179	419,101

Realized gains (losses)	567,768	722,268	600,911	458,710	972,179	419,101

Unrealized appreciation (depreciation) during the period	(4,021,849)	2,116,119	2,848,539	1,089,195	1,674,179	847,389

Net increase (decrease) in contract owners’ equity from operations	(2,531,750)	3,607,924	3,315,679	1,406,999	2,531,416	1,131,944

Changes from principal transactions:
Purchase payments	126,900	308,814	34,481	26,586	78,765	61,837
Transfers between sub-accounts and the company	11,280,005	3,085,383	(225,558)	(265,473)	(687,998)	(193,811)
Withdrawals	(7,945,164)	(7,481,262)	(1,174,790)	(1,394,107)	(1,432,935)	(1,009,733)
Annual contract fee	(368,332)	(409,634)	(7,797)	(8,947)	(29,990)	(30,231)

Net increase (decrease) in contract owners’ equity from principal transactions	3,093,409	(4,496,699)	(1,373,664)	(1,641,941)	(2,072,158)	(1,171,938)

Total increase (decrease) in contract owners’ equity	561,659	(888,775)	1,942,015	(234,942)	459,258	(39,994)
Contract owners’ equity at beginning of period	81,455,091	82,343,866	9,989,849	10,224,791	8,226,710	8,266,704

Contract owners’ equity at end of period	$82,016,750	$81,455,091	$11,931,864	$9,989,849	$8,685,968	$8,226,710

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,208,990	6,556,104	900,954	1,056,091	488,449	558,427
Units issued	1,550,760	657,045	13,303	29,207	78,932	81,327
Units redeemed	(1,285,050)	(1,004,159)	(119,512)	(184,344)	(184,179)	(151,305)

Units, end of period	6,474,700	6,208,990	794,745	900,954	383,202	488,449

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$232,690	$262,140	$260,875	$101,244	$18,349	$28,996
Expenses:
Mortality and expense risk and administrative charges	(355,300)	(338,824)	(129,200)	(128,555)	(16,715)	(18,217)

Net investment income (loss)	(122,610)	(76,684)	131,675	(27,311)	1,634	10,779

Realized gains (losses) on investments:
Capital gain distributions received	1,906,706	2,029,289	2,977,291	522,839	36,545	28,403
Net realized gain (loss)	701,624	626,010	(284,222)	199,871	4,627	10,993

Realized gains (losses)	2,608,330	2,655,299	2,693,069	722,710	41,172	39,396

Unrealized appreciation (depreciation) during the period	1,576,347	(62,639)	(1,258,650)	277,917	(86,447)	(940)

Net increase (decrease) in contract owners’ equity from operations	4,062,067	2,515,976	1,566,094	973,316	(43,641)	49,235

Changes from principal transactions:
Purchase payments	70,531	99,053	14,626	56,231	83	—
Transfers between sub-accounts and the company	(389,379)	(316,339)	(9,959,005)	(440,842)	(120,286)	259,122
Withdrawals	(1,384,411)	(1,475,535)	(383,684)	(279,994)	(135,221)	(78,267)
Annual contract fee	(142,783)	(141,014)	(58,071)	(61,716)	(2,086)	(2,351)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,846,042)	(1,833,835)	(10,386,134)	(726,321)	(257,510)	178,504

Total increase (decrease) in contract owners’ equity	2,216,025	682,141	(8,820,040)	246,995	(301,151)	227,739
Contract owners’ equity at beginning of period	21,235,426	20,553,285	8,820,040	8,573,045	1,235,223	1,007,484

Contract owners’ equity at end of period	$23,451,451	$21,235,426	$—	$8,820,040	$934,072	$1,235,223

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,437,512	1,567,890	701,318	761,664	72,677	62,059
Units issued	24,075	9,113	1,107	6,636	2,870	18,250
Units redeemed	(137,929)	(139,491)	(702,425)	(66,982)	(18,289)	(7,632)

Units, end of period	1,323,658	1,437,512	—	701,318	57,258	72,677

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series II
	2013 (d)	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$460,401	$425,794	$2,306	$2,133	$413,639	$1,588,999
Expenses:
Mortality and expense risk and administrative charges	(357,309)	(328,469)	(837)	(408)	(303,953)	(290,818)

Net investment income (loss)	103,092	97,325	1,469	1,725	109,686	1,298,181

Realized gains (losses) on investments:
Capital gain distributions received	4,664,568	223,999	19,009	568	2,276,763	242,877
Net realized gain (loss)	134,856	357,334	(4,661)	70	(228,993)	132,036

Realized gains (losses)	4,799,424	581,333	14,348	638	2,047,770	374,913

Unrealized appreciation (depreciation) during the period	(1,870,152)	1,378,930	(2,171)	2,886	244,281	510,619

Net increase (decrease) in contract owners’ equity from operations	3,032,364	2,057,588	13,646	5,249	2,401,737	2,183,713

Changes from principal transactions:
Purchase payments	237,904	111,550	—	26,662	72,776	78,229
Transfers between sub-accounts and the company	(26,403,157)	2,509,286	(117,653)	44,028	(22,675,112)	(369,081)
Withdrawals	(1,439,482)	(1,857,370)	—	—	(882,977)	(1,363,517)
Annual contract fee	(188,603)	(187,808)	(1,054)	(1,258)	(153,396)	(159,882)

Net increase (decrease) in contract owners’ equity from principal transactions	(27,793,338)	575,658	(118,707)	69,432	(23,638,709)	(1,814,251)

Total increase (decrease) in contract owners’ equity	(24,760,974)	2,633,246	(105,061)	74,681	(21,236,972)	369,462
Contract owners’ equity at beginning of period	24,760,974	22,127,728	105,061	30,380	21,236,972	20,867,510

Contract owners’ equity at end of period	$—	$24,760,974	$—	$105,061	$—	$21,236,972

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,438,099	1,403,537	6,013	1,917	1,238,603	1,354,788
Units issued	231,347	235,513	3	4,130	161,119	123,489
Units redeemed	(1,669,446)	(200,951)	(6,016)	(34)	(1,399,722)	(239,674)

Units, end of period	—	1,438,099	—	6,013	—	1,238,603

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series III		Core Strategy Trust Series I	Core Strategy Trust Series II
	2013 (d)	2012	2013 (b)	2013	2012
Income:
Dividend distributions received	$5,534	$18,202	$2,278	$971,512	$1,380,005
Expenses:
Mortality and expense risk and administrative charges	(2,028)	(1,649)	(235)	(1,063,541)	(833,724)

Net investment income (loss)	3,506	16,553	2,043	(92,029)	546,281

Realized gains (losses) on investments:
Capital gain distributions received	25,235	2,127	—	6,108,264	—
Net realized gain (loss)	(3,084)	1,721	(4)	2,363,198	(228,587)

Realized gains (losses)	22,151	3,848	(4)	8,471,462	(228,587)

Unrealized appreciation (depreciation) during the period	1,796	(246)	4,786	4,332,673	5,191,225

Net increase (decrease) in contract owners’ equity from operations	27,453	20,155	6,825	12,712,106	5,508,919

Changes from principal transactions:
Purchase payments	—	1,250	—	239,708	724,225
Transfers between sub-accounts and the company	(242,236)	56,188	390,652	201,541,764	(522,742)
Withdrawals	(16,373)	(7,617)	(548)	(9,219,479)	(3,815,820)
Annual contract fee	(2,341)	(1,736)	—	(419,985)	(326,133)

Net increase (decrease) in contract owners’ equity from principal transactions	(260,950)	48,085	390,104	192,142,008	(3,940,470)

Total increase (decrease) in contract owners’ equity	(233,497)	68,240	396,929	204,854,114	1,568,449
Contract owners’ equity at beginning of period	233,497	165,257	—	55,604,880	54,036,431

Contract owners’ equity at end of period	$—	$233,497	$396,929	$260,458,994	$55,604,880

	2013	2012	2013	2013	2012
Units, beginning of period	13,501	10,740	—	3,777,009	4,060,704
Units issued	1,591	3,946	29,077	12,612,110	201,183
Units redeemed	(15,092)	(1,185)	(41)	(1,260,008)	(484,878)

Units, end of period	—	13,501	29,036	15,129,111	3,777,009

(b)	Reflects the period from commencement of operations on April 29, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II		DWS Equity 500 Index (a)
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$4,071	$18,476	$296,728	$178,786	$70,290	$57,681
Expenses:
Mortality and expense risk and administrative charges	(8,196)	(7,662)	(115,186)	(118,808)	(73,649)	(68,148)

Net investment income (loss)	(4,125)	10,814	181,542	59,978	(3,359)	(10,467)

Realized gains (losses) on investments:
Capital gain distributions received	63,667	—	3,718,860	109,911	106,355	—
Net realized gain (loss)	21,867	1,203	(722,546)	256,295	304,209	31,666

Realized gains (losses)	85,534	1,203	2,996,314	366,206	410,564	31,666

Unrealized appreciation (depreciation) during the period	22,359	40,986	(2,101,723)	466,689	777,859	508,770

Net increase (decrease) in contract owners’ equity from operations	103,768	53,003	1,076,133	892,873	1,185,064	529,969

Changes from principal transactions:
Purchase payments	—	—	26,849	51,596	37,358	14,202
Transfers between sub-accounts and the company	—	203,940	(9,130,559)	(253,511)	(214,510)	67,851
Withdrawals	(131,841)	—	(270,273)	(678,119)	(915,343)	(187,247)
Annual contract fee	—	—	(50,138)	(55,057)	(24,945)	(25,313)

Net increase (decrease) in contract owners’ equity from principal transactions	(131,841)	203,940	(9,424,121)	(935,091)	(1,117,440)	(130,507)

Total increase (decrease) in contract owners’ equity	(28,073)	256,943	(8,347,988)	(42,218)	67,624	399,462
Contract owners’ equity at beginning of period	680,352	423,409	8,347,988	8,390,206	4,412,500	4,013,038

Contract owners’ equity at end of period	$652,279	$680,352	$—	$8,347,988	$4,480,124	$4,412,500

	2013	2012	2013	2012	2013	2012
Units, beginning of period	43,257	26,942	611,903	683,087	198,518	204,725
Units issued	—	16,315	3,900	6,899	1,839	6,951
Units redeemed	(8,439)	—	(615,803)	(78,083)	(44,481)	(13,158)

Units, end of period	34,818	43,257	—	611,903	155,876	198,518

(a)	Sub-account which invests in non-affiliated Trust.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series II		Financial Services Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$510,964	$504,842	$431,931	$467,275	$3,416	$3,555
Expenses:
Mortality and expense risk and administrative charges	(393,046)	(369,124)	(408,695)	(397,707)	(9,093)	(7,796)

Net investment income (loss)	117,918	135,718	23,236	69,568	(5,677)	(4,241)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	5,714	—
Net realized gain (loss)	355,364	(76,449)	697,591	(663,734)	62,330	14,806

Realized gains (losses)	355,364	(76,449)	697,591	(663,734)	68,044	14,806

Unrealized appreciation (depreciation) during the period	6,169,150	3,612,392	5,689,314	4,203,872	76,115	62,242

Net increase (decrease) in contract owners’ equity from operations	6,642,432	3,671,661	6,410,141	3,609,706	138,482	72,807

Changes from principal transactions:
Purchase payments	26,444	25,503	158,988	234,359	324	324
Transfers between sub-accounts and the company	(250,224)	(851,276)	(1,375,172)	(314,952)	18,963	(64,000)
Withdrawals	(2,619,778)	(2,953,144)	(3,490,966)	(2,761,331)	(41,564)	(62,424)
Annual contract fee	(15,006)	(16,371)	(75,030)	(77,879)	(521)	(665)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,858,564)	(3,795,288)	(4,782,180)	(2,919,803)	(22,798)	(126,765)

Total increase (decrease) in contract owners’ equity	3,783,868	(123,627)	1,627,961	689,903	115,684	(53,958)
Contract owners’ equity at beginning of period	24,699,738	24,823,365	25,099,434	24,409,531	458,000	511,958

Contract owners’ equity at end of period	$28,483,606	$24,699,738	$26,727,395	$25,099,434	$573,684	$458,000

	2013	2012	2013	2012	2013	2012
Units, beginning of period	746,662	881,322	1,461,561	1,637,805	33,103	42,924
Units issued	11,906	15,843	124,091	80,727	11,460	616
Units redeemed	(88,593)	(150,503)	(362,305)	(256,971)	(12,421)	(10,437)

Units, end of period	669,975	746,662	1,223,347	1,461,561	32,142	33,103

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Services Trust Series II		Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$17,847	$23,584	$1,914,546	$2,297,022	$59,538	$41,021
Expenses:
Mortality and expense risk and administrative charges	(67,260)	(60,593)	(1,365,800)	(1,288,716)	(127,947)	(111,173)

Net investment income (loss)	(49,413)	(37,009)	548,746	1,008,306	(68,409)	(70,152)

Realized gains (losses) on investments:
Capital gain distributions received	42,027	—	—	—	—	—
Net realized gain (loss)	293,911	15,464	653,524	(1,562,965)	67,397	(190,993)

Realized gains (losses)	335,938	15,464	653,524	(1,562,965)	67,397	(190,993)

Unrealized appreciation (depreciation) during the period	757,728	576,686	16,578,031	11,495,579	2,330,586	1,619,212

Net increase (decrease) in contract owners’ equity from operations	1,044,253	555,141	17,780,301	10,940,920	2,329,574	1,358,067

Changes from principal transactions:
Purchase payments	12,402	9,720	175,823	346,531	30,264	21,949
Transfers between sub-accounts and the company	(76,468)	134,574	(1,854,935)	(3,032,148)	(406,161)	(8,369)
Withdrawals	(484,784)	(561,039)	(6,311,126)	(6,037,745)	(1,008,477)	(379,755)
Annual contract fee	(9,768)	(9,825)	(505,683)	(530,466)	(36,969)	(37,638)

Net increase (decrease) in contract owners’ equity from principal transactions	(558,618)	(426,570)	(8,495,921)	(9,253,828)	(1,421,343)	(403,813)

Total increase (decrease) in contract owners’ equity	485,635	128,571	9,284,380	1,687,092	908,231	954,254
Contract owners’ equity at beginning of period	3,771,102	3,642,531	82,896,973	81,209,881	7,418,663	6,464,409

Contract owners’ equity at end of period	$4,256,737	$3,771,102	$92,181,353	$82,896,973	$8,326,894	$7,418,663

	2013	2012	2013	2012	2013	2012
Units, beginning of period	260,672	293,018	7,018,026	7,856,654	359,881	380,583
Units issued	67,857	29,731	61,173	77,175	11,904	15,127
Units redeemed	(99,327)	(62,077)	(705,690)	(915,803)	(68,976)	(35,829)

Units, end of period	229,202	260,672	6,373,509	7,018,026	302,809	359,881

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series II		Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II
	2013 (d)	2012	2013 (c)	2013	2012
Income:
Dividend distributions received	$1,120,208	$1,133,488	$—	$26,863	$24,783
Expenses:
Mortality and expense risk and administrative charges	(1,026,691)	(1,114,331)	(1,674)	(46,514)	(34,895)

Net investment income (loss)	93,517	19,157	(1,674)	(19,651)	(10,112)

Realized gains (losses) on investments:
Capital gain distributions received	23,380,584	—	—	—	—
Net realized gain (loss)	1,724,612	211,357	(221)	30,028	(82,501)

Realized gains (losses)	25,105,196	211,357	(221)	30,028	(82,501)

Unrealized appreciation (depreciation) during the period	(16,925,919)	7,359,029	43,364	808,302	547,880

Net increase (decrease) in contract owners’ equity from operations	8,272,794	7,589,543	41,469	818,679	455,267

Changes from principal transactions:
Purchase payments	201,646	615,036	2	11,860	19,833
Transfers between sub-accounts and the company	(74,727,818)	(1,448,527)	1,575,205	4,675,006	36,653
Withdrawals	(6,243,759)	(6,585,786)	(31,366)	(450,158)	(115,555)
Annual contract fee	(435,981)	(500,725)	(39)	(14,709)	(12,650)

Net increase (decrease) in contract owners’ equity from principal transactions	(81,205,912)	(7,920,002)	1,543,802	4,221,999	(71,719)

Total increase (decrease) in contract owners’ equity	(72,933,118)	(330,459)	1,585,271	5,040,678	383,548
Contract owners’ equity at beginning of period	72,933,118	73,263,577	—	2,447,553	2,064,005

Contract owners’ equity at end of period	$—	$72,933,118	$1,585,271	$7,488,231	$2,447,553

	2013	2012	2013	2013	2012
Units, beginning of period	5,845,265	6,508,089	—	146,581	151,195
Units issued	18,888	48,611	75,227	251,956	13,760
Units redeemed	(5,864,153)	(711,435)	(2,368)	(52,772)	(18,374)

Units, end of period	—	5,845,265	72,859	345,765	146,581

(c)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Bond Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$328,479	$214,738	$327,669	$226,229	$9,995	$195,692
Expenses:
Mortality and expense risk and administrative charges	(374,881)	(350,568)	(496,065)	(499,580)	(34,223)	(42,660)

Net investment income (loss)	(46,402)	(135,830)	(168,396)	(273,351)	(24,228)	153,032

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,328,485	1,097,283	2,079,835	(449,244)	(97,264)	(14,268)

Realized gains (losses)	1,328,485	1,097,283	2,079,835	(449,244)	(97,264)	(14,268)

Unrealized appreciation (depreciation) during the period	5,704,722	1,672,925	6,590,119	4,196,178	(57,278)	13,220

Net increase (decrease) in contract owners’ equity from operations	6,986,805	2,634,378	8,501,558	3,473,583	(178,770)	151,984

Changes from principal transactions:
Purchase payments	37,745	58,803	102,428	71,981	2,280	2,571
Transfers between sub-accounts and the company	(374,828)	(503,824)	(2,815,832)	(876,697)	(161,118)	(171,329)
Withdrawals	(2,349,801)	(2,508,633)	(5,303,685)	(3,185,835)	(324,310)	(380,622)
Annual contract fee	(16,526)	(18,815)	(125,397)	(129,420)	(1,631)	(2,272)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,703,410)	(2,972,469)	(8,142,486)	(4,119,971)	(484,779)	(551,652)

Total increase (decrease) in contract owners’ equity	4,283,395	(338,091)	359,072	(646,388)	(663,549)	(399,668)
Contract owners’ equity at beginning of period	23,188,558	23,526,649	30,725,447	31,371,835	2,748,130	3,147,798

Contract owners’ equity at end of period	$27,471,953	$23,188,558	$31,084,519	$30,725,447	$2,084,581	$2,748,130

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,495,318	1,708,893	1,922,098	2,185,488	77,096	96,263
Units issued	8,487	30,859	107,779	66,861	1,584	7,111
Units redeemed	(157,381)	(244,434)	(540,940)	(330,251)	(16,170)	(26,278)

Units, end of period	1,346,424	1,495,318	1,488,937	1,922,098	62,510	77,096

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II		Global Trust Series I
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$34,375	$1,138,113	$738,278	$729,541	$124,747	$166,123
Expenses:
Mortality and expense risk and administrative charges	(222,873)	(257,210)	(704,901)	(736,110)	(119,885)	(110,153)

Net investment income (loss)	(188,498)	880,903	33,377	(6,569)	4,862	55,970

Realized gains (losses) on investments:
Capital gain distributions received	—	—	11,261,540	—	—	—
Net realized gain (loss)	447,131	(191,685)	4,222,316	(202,597)	247,100	9,540

Realized gains (losses)	447,131	(191,685)	15,483,856	(202,597)	247,100	9,540

Unrealized appreciation (depreciation) during the period	(1,347,186)	125,429	(9,998,554)	6,352,201	1,924,272	1,358,806

Net increase (decrease) in contract owners’ equity from operations	(1,088,553)	814,647	5,518,679	6,143,035	2,176,234	1,424,316

Changes from principal transactions:
Purchase payments	38,631	31,878	306,147	149,501	6,936	12,806
Transfers between sub-accounts and the company	601,977	285,257	(51,504,254)	(1,633,527)	(324,765)	(253,309)
Withdrawals	(1,831,517)	(1,827,948)	(2,130,138)	(2,284,949)	(907,339)	(744,838)
Annual contract fee	(46,012)	(50,887)	(276,244)	(312,416)	(5,083)	(5,349)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,236,921)	(1,561,700)	(53,604,489)	(4,081,391)	(1,230,251)	(990,690)

Total increase (decrease) in contract owners’ equity	(2,325,474)	(747,053)	(48,085,810)	2,061,644	945,983	433,626
Contract owners’ equity at beginning of period	15,861,369	16,608,422	48,085,810	46,024,166	8,008,945	7,575,319

Contract owners’ equity at end of period	$13,535,895	$15,861,369	$—	$48,085,810	$8,954,928	$8,008,945

	2013	2012	2013	2012	2013	2012
Units, beginning of period	709,690	780,411	3,839,716	4,182,897	274,268	313,686
Units issued	152,024	54,323	37,292	17,247	4,659	7,080
Units redeemed	(193,423)	(125,044)	(3,877,008)	(360,428)	(41,269)	(46,498)

Units, end of period	668,291	709,690	—	3,839,716	237,658	274,268

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$66,339	$87,241	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(76,418)	(67,957)	(45,682)	(35,941)	(174,708)	(132,515)

Net investment income (loss)	(10,079)	19,284	(45,682)	(35,941)	(174,708)	(132,515)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	261,105	146,183	975,801	609,537
Net realized gain (loss)	28,186	(144,243)	244,848	157,540	2,057,050	538,862

Realized gains (losses)	28,186	(144,243)	505,953	303,723	3,032,851	1,148,399

Unrealized appreciation (depreciation) during the period	1,239,872	933,920	670,454	290,696	1,531,020	1,016,408

Net increase (decrease) in contract owners’ equity from operations	1,257,979	808,961	1,130,725	558,478	4,389,163	2,032,292

Changes from principal transactions:
Purchase payments	3,345	3,531	300	330	21,897	132,376
Transfers between sub-accounts and the company	218,121	(274,948)	328,661	246,966	(300,232)	1,306,789
Withdrawals	(552,049)	(405,493)	(277,447)	(360,544)	(1,120,577)	(605,205)
Annual contract fee	(21,630)	(20,094)	(2,436)	(2,395)	(37,545)	(28,882)

Net increase (decrease) in contract owners’ equity from principal transactions	(352,213)	(697,004)	49,078	(115,643)	(1,436,457)	805,078

Total increase (decrease) in contract owners’ equity	905,766	111,957	1,179,803	442,835	2,952,706	2,837,370
Contract owners’ equity at beginning of period	4,392,175	4,280,218	2,303,708	1,860,873	9,405,443	6,568,073

Contract owners’ equity at end of period	$5,297,941	$4,392,175	$3,483,511	$2,303,708	$12,358,149	$9,405,443

	2013	2012	2013	2012	2013	2012
Units, beginning of period	261,667	304,983	79,915	84,157	313,052	283,980
Units issued	45,986	4,571	19,925	15,387	99,912	125,523
Units redeemed	(62,221)	(47,887)	(18,803)	(19,629)	(134,633)	(96,451)

Units, end of period	245,432	261,667	81,037	79,915	278,331	313,052

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Core Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$166,394	$177,737	$629,890	$514,665	$39,289	$41,885
Expenses:
Mortality and expense risk and administrative charges	(37,578)	(35,727)	(145,913)	(110,300)	(21,872)	(23,337)

Net investment income (loss)	128,816	142,010	483,977	404,365	17,417	18,548

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(22,620)	(277,383)	(60,896)	(696,830)	(93,727)	(255,300)

Realized gains (losses)	(22,620)	(277,383)	(60,896)	(696,830)	(93,727)	(255,300)

Unrealized appreciation (depreciation) during the period	52,926	500,046	78,185	1,377,735	377,266	426,784

Net increase (decrease) in contract owners’ equity from operations	159,122	364,673	501,266	1,085,270	300,956	190,032

Changes from principal transactions:
Purchase payments	12,208	4,701	22,568	97,645	20,017	513
Transfers between sub-accounts and the company	496,973	245,815	3,812,878	29,529	(10,358)	(67,935)
Withdrawals	(601,130)	(614,262)	(1,329,104)	(942,312)	(268,282)	(305,685)
Annual contract fee	(2,752)	(1,809)	(28,361)	(15,097)	(813)	(1,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(94,701)	(365,555)	2,477,981	(830,235)	(259,436)	(374,177)

Total increase (decrease) in contract owners’ equity	64,421	(882)	2,979,247	255,035	41,520	(184,145)
Contract owners’ equity at beginning of period	2,401,209	2,402,091	7,169,729	6,914,694	1,467,997	1,652,142

Contract owners’ equity at end of period	$2,465,630	$2,401,209	$10,148,976	$7,169,729	$1,509,517	$1,467,997

	2013	2012	2013	2012	2013	2012
Units, beginning of period	108,634	129,019	314,332	354,042	102,169	131,636
Units issued	38,469	15,167	303,530	49,661	2,518	361
Units redeemed	(32,213)	(35,552)	(189,003)	(89,371)	(20,718)	(29,828)

Units, end of period	114,890	108,634	428,859	314,332	83,969	102,169

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series II		International Equity Index Trust B Series I		International Equity Index Trust B Series II
	2013	2012	2013	2012 (aa)	2013	2012 (aa)
Income:
Dividend distributions received	$33,869	$36,202	$25,628	$11,577	$84,674	$41,699
Expenses:
Mortality and expense risk and administrative charges	(21,815)	(24,100)	(15,863)	(2,484)	(63,497)	(10,860)

Net investment income (loss)	12,054	12,102	9,765	9,093	21,177	30,839

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	17,121	(132,020)	16,444	(18)	116,346	4,331

Realized gains (losses)	17,121	(132,020)	16,444	(18)	116,346	4,331

Unrealized appreciation (depreciation) during the period	250,983	301,329	106,043	49,192	327,149	201,837

Net increase (decrease) in contract owners’ equity from operations	280,158	181,411	132,252	58,267	464,672	237,007

Changes from principal transactions:
Purchase payments	1,068	25,954	9,704	2,040	40,030	1,488
Transfers between sub-accounts and the company	(34,257)	(362,521)	(35,657)	1,037,016	(506,930)	4,169,755
Withdrawals	(215,812)	(87,164)	(89,622)	(28,938)	(500,367)	(131,879)
Annual contract fee	(4,008)	(4,271)	(632)	(80)	(13,833)	(2,826)

Net increase (decrease) in contract owners’ equity from principal transactions	(253,009)	(428,002)	(116,207)	1,010,038	(981,100)	4,036,538

Total increase (decrease) in contract owners’ equity	27,149	(246,591)	16,045	1,068,305	(516,428)	4,273,545
Contract owners’ equity at beginning of period	1,361,929	1,608,520	1,068,305	—	4,273,545	—

Contract owners’ equity at end of period	$1,389,078	$1,361,929	$1,084,350	$1,068,305	$3,757,117	$4,273,545

	2013	2012	2013	2012	2013	2012
Units, beginning of period	84,049	112,716	80,779	—	323,406	—
Units issued	10,935	3,560	1,101	84,091	13,994	347,600
Units redeemed	(25,289)	(32,227)	(9,244)	(3,312)	(84,788)	(24,194)

Units, end of period	69,695	84,049	72,636	80,779	252,612	323,406

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Series II		International Small Company Trust Series I
	2013	2012	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$59,052	$27,818	$25,591	$11,500	$39,232	$24,230
Expenses:
Mortality and expense risk and administrative charges	(38,891)	(36,030)	(37,687)	(5,849)	(29,840)	(27,138)

Net investment income (loss)	20,161	(8,212)	(12,096)	5,651	9,392	(2,908)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(86,290)	(107,537)	44,969	(425)	77,001	20,957

Realized gains (losses)	(86,290)	(107,537)	44,969	(425)	77,001	20,957

Unrealized appreciation (depreciation) during the period	362,226	462,750	367,594	83,493	361,282	293,644

Net increase (decrease) in contract owners’ equity from operations	296,097	347,001	400,467	88,719	447,675	311,693

Changes from principal transactions:
Purchase payments	6,279	8,127	3,310	42	2,383	2,515
Transfers between sub-accounts and the company	57,954	27,942	51,597	2,383,022	172,995	(26,855)
Withdrawals	(215,399)	(172,857)	(249,704)	(33,708)	(204,855)	(308,157)
Annual contract fee	(12,701)	(13,128)	(5,961)	(282)	(1,511)	(1,688)

Net increase (decrease) in contract owners’ equity from principal transactions	(163,867)	(149,916)	(200,758)	2,349,074	(30,988)	(334,185)

Total increase (decrease) in contract owners’ equity	132,230	197,085	199,709	2,437,793	416,687	(22,492)
Contract owners’ equity at beginning of period	2,385,729	2,188,644	2,437,793	—	1,901,230	1,923,722

Contract owners’ equity at end of period	$2,517,959	$2,385,729	$2,637,502	$2,437,793	$2,317,917	$1,901,230

	2013	2012	2013	2012	2013	2012
Units, beginning of period	225,300	239,420	187,886	—	132,099	157,000
Units issued	11,798	9,837	22,109	192,247	22,111	2,537
Units redeemed	(26,054)	(23,957)	(36,315)	(4,361)	(24,909)	(27,438)

Units, end of period	211,044	225,300	173,680	187,886	129,301	132,099

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$61,701	$48,907	$99,096	$141,082	$180,606	$292,072
Expenses:
Mortality and expense risk and administrative charges	(64,080)	(70,377)	(84,827)	(81,382)	(189,910)	(185,757)

Net investment income (loss)	(2,379)	(21,470)	14,269	59,700	(9,304)	106,315

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	208,107	27,824	(339,675)	(532,165)	(929,595)	(1,304,472)

Realized gains (losses)	208,107	27,824	(339,675)	(532,165)	(929,595)	(1,304,472)

Unrealized appreciation (depreciation) during the period	668,835	667,029	1,581,998	1,354,964	3,552,778	3,122,227

Net increase (decrease) in contract owners’ equity from operations	874,563	673,383	1,256,592	882,499	2,613,879	1,924,070

Changes from principal transactions:
Purchase payments	26,708	55,988	33,791	17,990	69,182	44,943
Transfers between sub-accounts and the company	(537,875)	(346,375)	76,092	(123,043)	(686,128)	(628,496)
Withdrawals	(481,403)	(323,270)	(706,868)	(649,517)	(1,645,259)	(944,887)
Annual contract fee	(14,197)	(21,337)	(3,507)	(3,973)	(40,596)	(41,684)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,006,767)	(634,994)	(600,492)	(758,543)	(2,302,801)	(1,570,124)

Total increase (decrease) in contract owners’ equity	(132,204)	38,389	656,100	123,956	311,078	353,946
Contract owners’ equity at beginning of period	4,329,215	4,290,826	5,547,905	5,423,949	12,111,245	11,757,299

Contract owners’ equity at end of period	$4,197,011	$4,329,215	$6,204,005	$5,547,905	$12,422,323	$12,111,245

	2013	2012	2013	2012	2013	2012
Units, beginning of period	304,038	352,954	312,326	359,782	622,492	708,414
Units issued	9,746	8,787	12,761	6,874	35,131	25,742
Units redeemed	(76,448)	(57,703)	(44,229)	(54,330)	(141,676)	(111,664)

Units, end of period	237,336	304,038	280,858	312,326	515,947	622,492

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$181,021	$111,263	$748,948	$430,353	$55,846	$29,813
Expenses:
Mortality and expense risk and administrative charges	(71,615)	(81,648)	(336,434)	(366,322)	(36,723)	(36,123)

Net investment income (loss)	109,406	29,615	412,514	64,031	19,123	(6,310)

Realized gains (losses) on investments:
Capital gain distributions received	89,446	—	391,886	—	—	—
Net realized gain (loss)	68,006	80,277	526,717	251,859	37,408	(57,539)

Realized gains (losses)	157,452	80,277	918,603	251,859	37,408	(57,539)

Unrealized appreciation (depreciation) during the period	(438,457)	216,674	(2,116,272)	939,404	470,809	377,859

Net increase (decrease) in contract owners’ equity from operations	(171,599)	326,566	(785,155)	1,255,294	527,340	314,010

Changes from principal transactions:
Purchase payments	113,818	49,724	26,434	34,932	20,961	18,924
Transfers between sub-accounts and the company	(200,344)	(78,977)	1,795,738	743,775	(163,542)	(5,015)
Withdrawals	(461,008)	(852,671)	(3,431,169)	(1,833,568)	(104,339)	(320,377)
Annual contract fee	(5,454)	(6,270)	(78,720)	(88,034)	(2,364)	(2,507)

Net increase (decrease) in contract owners’ equity from principal transactions	(552,988)	(888,194)	(1,687,717)	(1,142,895)	(249,284)	(308,975)

Total increase (decrease) in contract owners’ equity	(724,587)	(561,628)	(2,472,872)	112,399	278,056	5,035
Contract owners’ equity at beginning of period	5,325,355	5,886,983	22,845,160	22,732,761	2,191,313	2,186,278

Contract owners’ equity at end of period	$4,600,768	$5,325,355	$20,372,288	$22,845,160	$2,469,369	$2,191,313

	2013	2012	2013	2012	2013	2012
Units, beginning of period	189,505	221,979	1,186,021	1,246,358	130,239	151,007
Units issued	8,330	13,324	268,416	115,965	1,695	1,303
Units redeemed	(26,922)	(45,798)	(334,299)	(176,302)	(15,220)	(22,071)

Units, end of period	170,913	189,505	1,120,138	1,186,021	116,714	130,239

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$613,347	$320,497	$760,792	$612,849	$21,341,270	$17,272,097
Expenses:
Mortality and expense risk and administrative charges	(417,451)	(410,904)	(405,950)	(387,087)	(12,780,802)	(13,025,397)

Net investment income (loss)	195,896	(90,407)	354,842	225,762	8,560,468	4,246,700

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	40,609	(866,193)	743,288	(177,409)	(2,570,306)	(8,832,962)

Realized gains (losses)	40,609	(866,193)	743,288	(177,409)	(2,570,306)	(8,832,962)

Unrealized appreciation (depreciation) during the period	5,971,465	4,764,175	1,830,197	2,528,182	81,054,957	85,676,691

Net increase (decrease) in contract owners’ equity from operations	6,207,970	3,807,575	2,928,327	2,576,535	87,045,119	81,090,429

Changes from principal transactions:
Purchase payments	140,291	634,696	32,497	125,908	2,010,527	6,360,066
Transfers between sub-accounts and the company	(1,009,488)	(1,365,646)	158,491	2,980,413	(8,148,652)	(2,423,737)
Withdrawals	(3,292,381)	(2,762,595)	(2,848,146)	(2,897,243)	(90,768,996)	(68,688,370)
Annual contract fee	(124,241)	(135,095)	(52,911)	(60,306)	(4,451,982)	(4,618,881)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,285,819)	(3,628,640)	(2,710,069)	148,772	(101,359,103)	(69,370,922)

Total increase (decrease) in contract owners’ equity	1,922,151	178,935	218,258	2,725,307	(14,313,984)	11,719,507
Contract owners’ equity at beginning of period	27,253,727	27,074,792	27,607,712	24,882,405	846,288,693	834,569,186

Contract owners’ equity at end of period	$29,175,878	$27,253,727	$27,825,970	$27,607,712	$831,974,709	$846,288,693

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,511,395	1,722,662	1,417,290	1,379,705	48,964,159	52,930,700
Units issued	76,278	50,324	49,064	291,958	4,064,570	1,214,834
Units redeemed	(289,946)	(261,591)	(171,705)	(254,373)	(9,185,717)	(5,181,375)

Units, end of period	1,297,727	1,511,395	1,294,649	1,417,290	43,843,012	48,964,159

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced PS Series - Series II		Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$126,637	$47,589	$270,893	$266,718	$6,225,309	$5,813,022
Expenses:
Mortality and expense risk and administrative charges	(71,855)	(56,350)	(128,126)	(153,511)	(3,130,011)	(3,394,706)

Net investment income (loss)	54,782	(8,761)	142,767	113,207	3,095,298	2,418,316

Realized gains (losses) on investments:
Capital gain distributions received	126,702	2,228	260,811	213,920	6,283,183	4,808,532
Net realized gain (loss)	37,883	56,089	178,257	325,095	6,524,440	6,512,263

Realized gains (losses)	164,585	58,317	439,068	539,015	12,807,623	11,320,795

Unrealized appreciation (depreciation) during the period	380,941	319,716	(386,582)	7,634	(11,686,769)	339,528

Net increase (decrease) in contract owners’ equity from operations	600,308	369,272	195,253	659,856	4,216,152	14,078,639

Changes from principal transactions:
Purchase payments	72,985	1,965,179	1,948	1,922	632,182	2,638,915
Transfers between sub-accounts and the company	1,610,025	(423,010)	(310,795)	632,792	(12,167,638)	10,993,427
Withdrawals	(77,322)	(44,165)	(1,484,178)	(1,779,084)	(23,435,360)	(22,381,593)
Annual contract fee	(55,232)	(33,126)	(7,087)	(8,222)	(1,160,465)	(1,217,038)

Net increase (decrease) in contract owners’ equity from principal transactions	1,550,456	1,464,878	(1,800,112)	(1,152,592)	(36,131,281)	(9,966,289)

Total increase (decrease) in contract owners’ equity	2,150,764	1,834,150	(1,604,859)	(492,736)	(31,915,129)	4,112,350
Contract owners’ equity at beginning of period	5,272,455	3,438,305	9,366,109	9,858,845	220,024,009	215,911,659

Contract owners’ equity at end of period	$7,423,219	$5,272,455	$7,761,250	$9,366,109	$188,108,880	$220,024,009

	2013	2012	2013	2012	2013	2012
Units, beginning of period	396,245	281,979	412,583	470,217	12,375,281	12,905,205
Units issued	122,394	161,371	30,897	63,981	1,240,339	1,483,426
Units redeemed	(13,793)	(47,105)	(109,882)	(121,615)	(3,178,113)	(2,013,350)

Units, end of period	504,846	396,245	333,598	412,583	10,437,507	12,375,281

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative PS Series - Series II		Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$92,346	$41,225	$396,460	$311,749	$22,209,747	$15,370,204
Expenses:
Mortality and expense risk and administrative charges	(50,132)	(39,171)	(244,594)	(258,303)	(15,114,188)	(14,583,128)

Net investment income (loss)	42,214	2,054	151,866	53,446	7,095,559	787,076

Realized gains (losses) on investments:
Capital gain distributions received	51,191	329	—	—	—	—
Net realized gain (loss)	12,479	13,071	171,171	(380,977)	(3,673,870)	(17,301,466)

Realized gains (losses)	63,670	13,400	171,171	(380,977)	(3,673,870)	(17,301,466)

Unrealized appreciation (depreciation) during the period	125	158,610	2,434,233	2,304,577	154,466,331	119,974,765

Net increase (decrease) in contract owners’ equity from operations	106,009	174,064	2,757,270	1,977,046	157,888,020	103,460,375

Changes from principal transactions:
Purchase payments	55,888	1,272,342	54,699	135,029	4,056,730	8,642,392
Transfers between sub-accounts and the company	202,553	290,396	230,007	475,138	10,601,393	24,049,703
Withdrawals	(58,043)	(29,893)	(3,430,470)	(1,814,525)	(92,596,087)	(73,600,967)
Annual contract fee	(40,694)	(26,075)	(33,118)	(35,202)	(5,346,856)	(5,428,858)

Net increase (decrease) in contract owners’ equity from principal transactions	159,704	1,506,770	(3,178,882)	(1,239,560)	(83,284,820)	(46,337,730)

Total increase (decrease) in contract owners’ equity	265,713	1,680,834	(421,612)	737,486	74,603,200	57,122,645
Contract owners’ equity at beginning of period	3,922,987	2,242,153	17,333,263	16,595,777	950,402,619	893,279,974

Contract owners’ equity at end of period	$4,188,700	$3,922,987	$16,911,651	$17,333,263	$1,025,005,819	$950,402,619

	2013	2012	2013	2012	2013	2012
Units, beginning of period	294,434	178,757	952,242	1,015,784	57,176,912	59,614,348
Units issued	23,913	140,311	21,607	66,829	5,060,302	4,094,926
Units redeemed	(11,877)	(24,634)	(183,327)	(130,371)	(9,430,225)	(6,532,362)

Units, end of period	306,470	294,434	790,522	952,242	52,806,989	57,176,912

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth PS Series - Series II		Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$162,197	$74,209	$271,583	$269,672	$8,123,476	$7,190,135
Expenses:
Mortality and expense risk and administrative charges	(139,645)	(113,952)	(145,977)	(169,697)	(4,670,181)	(4,860,934)

Net investment income (loss)	22,552	(39,743)	125,606	99,975	3,453,295	2,329,201

Realized gains (losses) on investments:
Capital gain distributions received	328,393	10,179	—	—	—	—
Net realized gain (loss)	120,406	71,421	487,657	1,518	6,342,745	(894,088)

Realized gains (losses)	448,799	81,600	487,657	1,518	6,342,745	(894,088)

Unrealized appreciation (depreciation) during the period	1,269,690	787,096	198,515	862,677	14,758,758	25,441,878

Net increase (decrease) in contract owners’ equity from operations	1,741,041	828,953	811,778	964,170	24,554,798	26,876,991

Changes from principal transactions:
Purchase payments	778,861	1,124,944	37,944	76,649	598,709	1,367,447
Transfers between sub-accounts and the company	1,084,810	596,330	73,963	215,836	(8,813,056)	1,923,716
Withdrawals	(72,217)	(49,880)	(2,406,689)	(1,523,441)	(31,521,045)	(28,026,482)
Annual contract fee	(104,060)	(83,573)	(13,176)	(8,071)	(1,648,764)	(1,743,793)

Net increase (decrease) in contract owners’ equity from principal transactions	1,687,394	1,587,821	(2,307,958)	(1,239,027)	(41,384,156)	(26,479,112)

Total increase (decrease) in contract owners’ equity	3,428,435	2,416,774	(1,496,180)	(274,857)	(16,829,358)	397,879
Contract owners’ equity at beginning of period	9,600,308	7,183,534	10,921,286	11,196,143	314,674,896	314,277,017

Contract owners’ equity at end of period	$13,028,743	$9,600,308	$9,425,106	$10,921,286	$297,845,538	$314,674,896

	2013	2012	2013	2012	2013	2012
Units, beginning of period	722,854	600,423	521,732	570,648	18,073,781	19,553,978
Units issued	146,668	233,039	10,185	66,644	1,584,378	747,563
Units redeemed	(33,742)	(110,608)	(119,774)	(115,560)	(3,746,824)	(2,227,760)

Units, end of period	835,780	722,854	412,143	521,732	15,911,335	18,073,781

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate PS Series - Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$137,594	$53,734	$13,464	$16,358	$99,792	$131,055
Expenses:
Mortality and expense risk and administrative charges	(81,660)	(55,001)	(18,835)	(18,854)	(181,451)	(166,572)

Net investment income (loss)	55,934	(1,267)	(5,371)	(2,496)	(81,659)	(35,517)

Realized gains (losses) on investments:
Capital gain distributions received	108,081	269	66,608	110,656	596,113	1,063,672
Net realized gain (loss)	36,331	23,751	71,731	46,479	917,333	26,055

Realized gains (losses)	144,412	24,020	138,339	157,135	1,513,446	1,089,727

Unrealized appreciation (depreciation) during the period	281,993	239,008	200,903	21,541	1,670,210	480,330

Net increase (decrease) in contract owners’ equity from operations	482,339	261,761	333,871	176,180	3,101,997	1,534,540

Changes from principal transactions:
Purchase payments	255,386	3,179,401	6,292	377	57,642	22,848
Transfers between sub-accounts and the company	1,159,781	(114,373)	119,934	(149,049)	(85,203)	(217,360)
Withdrawals	(151,851)	(41,075)	(202,655)	(179,115)	(1,459,315)	(847,917)
Annual contract fee	(59,087)	(23,208)	(1,148)	(1,120)	(44,390)	(46,756)

Net increase (decrease) in contract owners’ equity from principal transactions	1,204,229	3,000,745	(77,577)	(328,907)	(1,531,266)	(1,089,185)

Total increase (decrease) in contract owners’ equity	1,686,568	3,262,506	256,294	(152,727)	1,570,731	445,355
Contract owners’ equity at beginning of period	5,487,212	2,224,706	1,095,993	1,248,720	10,639,278	10,193,923

Contract owners’ equity at end of period	$7,173,780	$5,487,212	$1,352,287	$1,095,993	$12,210,009	$10,639,278

	2013	2012	2013	2012	2013	2012
Units, beginning of period	411,213	180,031	45,843	60,738	502,342	554,570
Units issued	102,660	264,583	8,149	2,739	91,059	15,552
Units redeemed	(18,340)	(33,401)	(10,896)	(17,634)	(150,154)	(67,780)

Units, end of period	495,533	411,213	43,096	45,843	443,247	502,342

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,072	$—	$—	$—	$32,074	$24,817
Expenses:
Mortality and expense risk and administrative charges	(130,059)	(124,286)	(237,410)	(232,216)	(50,707)	(48,347)

Net investment income (loss)	(126,987)	(124,286)	(237,410)	(232,216)	(18,633)	(23,530)

Realized gains (losses) on investments:
Capital gain distributions received	153,576	—	277,994	—	210,021	228,707
Net realized gain (loss)	220,907	(29,596)	840,330	(200,888)	284,288	257,586

Realized gains (losses)	374,483	(29,596)	1,118,324	(200,888)	494,309	486,293

Unrealized appreciation (depreciation) during the period	2,264,841	1,634,633	3,625,152	3,134,960	338,512	25,959

Net increase (decrease) in contract owners’ equity from operations	2,512,337	1,480,751	4,506,066	2,701,856	814,188	488,722

Changes from principal transactions:
Purchase payments	34,566	20,601	74,722	19,033	900	1,792
Transfers between sub-accounts and the company	(85,445)	(300,916)	314,035	(956,354)	17,161	(85,533)
Withdrawals	(1,078,880)	(1,094,166)	(2,405,251)	(1,460,585)	(418,808)	(392,815)
Annual contract fee	(7,834)	(8,831)	(47,249)	(48,366)	(2,716)	(3,022)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,137,593)	(1,383,312)	(2,063,743)	(2,446,272)	(403,463)	(479,578)

Total increase (decrease) in contract owners’ equity	1,374,744	97,439	2,442,323	255,584	410,725	9,144
Contract owners’ equity at beginning of period	7,686,470	7,589,031	14,072,820	13,817,236	2,973,125	2,963,981

Contract owners’ equity at end of period	$9,061,214	$7,686,470	$16,515,143	$14,072,820	$3,383,850	$2,973,125

	2013	2012	2013	2012	2013	2012
Units, beginning of period	412,677	490,026	625,950	736,512	155,955	183,859
Units issued	9,059	7,865	139,152	68,081	10,267	10,980
Units redeemed	(60,635)	(85,214)	(213,037)	(178,643)	(29,056)	(38,884)

Units, end of period	361,101	412,677	552,065	625,950	137,166	155,955

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$84,172	$64,230	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(167,361)	(162,116)	(93,057)	(121,218)	(628,725)	(839,067)

Net investment income (loss)	(83,189)	(97,886)	(93,057)	(121,218)	(628,725)	(839,067)

Realized gains (losses) on investments:
Capital gain distributions received	680,788	770,184	363	614	2,481	4,020
Net realized gain (loss)	1,161,926	627,512	—	—	—	—

Realized gains (losses)	1,842,714	1,397,696	363	614	2,481	4,020

Unrealized appreciation (depreciation) during the period	933,445	329,587	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	2,692,970	1,629,397	(92,694)	(120,604)	(626,244)	(835,047)

Changes from principal transactions:
Purchase payments	58,266	26,665	1,194,897	1,051,896	586,363	1,162,519
Transfers between sub-accounts and the company	(481,637)	(585,417)	(2,389,255)	(974,951)	1,704,266	16,601,693
Withdrawals	(1,581,373)	(838,839)	(1,849,470)	(993,205)	(16,014,621)	(28,759,802)
Annual contract fee	(33,947)	(35,390)	(7,414)	(8,892)	(239,319)	(300,593)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,038,691)	(1,432,981)	(3,051,242)	(925,152)	(13,963,311)	(11,296,183)

Total increase (decrease) in contract owners’ equity	654,279	196,416	(3,143,936)	(1,045,756)	(14,589,555)	(12,131,230)
Contract owners’ equity at beginning of period	10,101,944	9,905,528	8,141,171	9,186,927	47,900,403	60,031,633

Contract owners’ equity at end of period	$10,756,223	$10,101,944	$4,997,235	$8,141,171	$33,310,848	$47,900,403

	2013	2012	2013	2012	2013	2012
Units, beginning of period	537,887	619,332	516,109	571,821	3,931,245	4,853,700
Units issued	19,831	9,791	82,185	200,596	1,603,897	3,375,248
Units redeemed	(113,872)	(91,236)	(281,270)	(256,308)	(2,760,399)	(4,297,703)

Units, end of period	443,846	537,887	317,024	516,109	2,774,743	3,931,245

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$277	$1,324	$10,492	$9,876	$30,186	$60,791
Expenses:
Mortality and expense risk and administrative charges	(43,382)	(51,378)	(7,210)	(6,493)	(132,332)	(167,258)

Net investment income (loss)	(43,105)	(50,054)	3,282	3,383	(102,146)	(106,467)

Realized gains (losses) on investments:
Capital gain distributions received	121	236	—	—	—	—
Net realized gain (loss)	—	—	22,736	9,807	278,843	(44,826)

Realized gains (losses)	121	236	22,736	9,807	278,843	(44,826)

Unrealized appreciation (depreciation) during the period	—	—	153,278	68,093	(60,632)	8,987

Net increase (decrease) in contract owners’ equity from operations	(42,984)	(49,818)	179,296	81,283	116,065	(142,306)

Changes from principal transactions:
Purchase payments	41,000	3,050	540	5,810	27,765	153,128
Transfers between sub-accounts and the company	582,248	1,346,930	(54,293)	8,242	(1,333,253)	(900,164)
Withdrawals	(1,405,924)	(988,719)	(12,210)	(9,737)	(1,056,738)	(1,030,358)
Annual contract fee	(17,974)	(15,982)	(6,269)	(6,246)	(23,810)	(30,614)

Net increase (decrease) in contract owners’ equity from principal transactions	(800,650)	345,279	(72,232)	(1,931)	(2,386,036)	(1,808,008)

Total increase (decrease) in contract owners’ equity	(843,634)	295,461	107,064	79,352	(2,269,971)	(1,950,314)
Contract owners’ equity at beginning of period	3,266,342	2,970,881	690,944	611,592	9,937,073	11,887,387

Contract owners’ equity at end of period	$2,422,708	$3,266,342	$798,008	$690,944	$7,667,102	$9,937,073

	2013	2012	2013	2012	2013	2012
Units, beginning of period	269,882	241,734	53,449	53,435	357,660	421,833
Units issued	63,790	171,989	215	5,224	43,180	91,346
Units redeemed	(130,359)	(143,841)	(5,104)	(5,210)	(120,521)	(155,519)

Units, end of period	203,313	269,882	48,560	53,449	280,319	357,660

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (a)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$154,348	$166,021	$47,696	$43,888	$152,757	$148,691
Expenses:
Mortality and expense risk and administrative charges	(58,878)	(58,699)	(38,854)	(40,283)	(148,768)	(155,831)

Net investment income (loss)	95,470	107,322	8,842	3,605	3,989	(7,140)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	29,261	23,538	43,726	12,308	962,880	294,288

Realized gains (losses)	29,261	23,538	43,726	12,308	962,880	294,288

Unrealized appreciation (depreciation) during the period	(203,349)	315,011	(94,761)	366,899	(1,079,036)	1,104,981

Net increase (decrease) in contract owners’ equity from operations	(78,618)	445,871	(42,193)	382,812	(112,167)	1,392,129

Changes from principal transactions:
Purchase payments	3,570	18,259	9,545	5,601	21,268	144,973
Transfers between sub-accounts and the company	(43,286)	189,122	(26,314)	(120,354)	(45,230)	571,066
Withdrawals	(290,249)	(311,155)	(185,641)	(270,834)	(1,149,031)	(983,536)
Annual contract fee	(12,938)	(11,747)	(1,460)	(1,730)	(28,728)	(31,583)

Net increase (decrease) in contract owners’ equity from principal transactions	(342,903)	(115,521)	(203,870)	(387,317)	(1,201,721)	(299,080)

Total increase (decrease) in contract owners’ equity	(421,521)	330,350	(246,063)	(4,505)	(1,313,888)	1,093,049
Contract owners’ equity at beginning of period	3,841,073	3,510,723	2,585,914	2,590,419	9,983,250	8,890,201

Contract owners’ equity at end of period	$3,419,552	$3,841,073	$2,339,851	$2,585,914	$8,669,362	$9,983,250

	2013	2012	2013	2012	2013	2012
Units, beginning of period	197,158	203,320	67,965	78,660	341,117	351,490
Units issued	24,400	36,431	4,795	4,591	39,948	51,675
Units redeemed	(43,204)	(42,593)	(10,321)	(15,286)	(75,140)	(62,048)

Units, end of period	178,354	197,158	62,439	67,965	305,925	341,117

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$146,758	$132,225	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(105,216)	(134,368)	(88,362)	(88,334)	(78,936)	(80,703)

Net investment income (loss)	41,542	(2,143)	(88,362)	(88,334)	(78,936)	(80,703)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	143,613	134,763	478,806	347,127	708,670	323,100

Realized gains (losses)	143,613	134,763	478,806	347,127	708,670	323,100

Unrealized appreciation (depreciation) during the period	(955,771)	428,650	1,723,586	263,980	1,130,617	168,956

Net increase (decrease) in contract owners’ equity from operations	(770,616)	561,270	2,114,030	522,773	1,760,351	411,353

Changes from principal transactions:
Purchase payments	80,324	9,439	9,558	3,993	15,521	154,023
Transfers between sub-accounts and the company	(1,092,748)	165,859	(105,533)	(220,215)	(845,389)	251,031
Withdrawals	(1,101,826)	(844,957)	(699,097)	(742,324)	(462,829)	(475,398)
Annual contract fee	(17,281)	(20,531)	(5,664)	(6,546)	(18,717)	(18,447)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,131,531)	(690,190)	(800,736)	(965,092)	(1,311,414)	(88,791)

Total increase (decrease) in contract owners’ equity	(2,902,147)	(128,920)	1,313,294	(442,319)	448,937	322,562
Contract owners’ equity at beginning of period	8,109,965	8,238,885	5,528,330	5,970,649	5,102,783	4,780,221

Contract owners’ equity at end of period	$5,207,818	$8,109,965	$6,841,624	$5,528,330	$5,551,720	$5,102,783

	2013	2012	2013	2012	2013	2012
Units, beginning of period	423,235	459,618	417,902	503,132	295,752	300,417
Units issued	27,870	62,074	15,941	8,822	51,441	50,500
Units redeemed	(146,441)	(98,457)	(70,408)	(94,052)	(117,352)	(55,165)

Units, end of period	304,664	423,235	363,435	417,902	229,841	295,752

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short-Term Government Income Trust Series I		Short-Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$93,803	$133,976	$116,293	$109,632	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(80,489)	(124,184)	(106,028)	(127,705)	(183)	(215)

Net investment income (loss)	13,314	9,792	10,265	(18,073)	(183)	(215)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	820	3,193
Net realized gain (loss)	(24,404)	9,405	(36,665)	15,059	64	(2,111)

Realized gains (losses)	(24,404)	9,405	(36,665)	15,059	884	1,082

Unrealized appreciation (depreciation) during the period	(120,583)	(41,899)	(151,262)	(45,543)	5,674	1,887

Net increase (decrease) in contract owners’ equity from operations	(131,673)	(22,702)	(177,662)	(48,557)	6,375	2,754

Changes from principal transactions:
Purchase payments	397,511	9,265	11,787	35,567	—	—
Transfers between sub-accounts and the company	(1,035,684)	(67,789)	143,177	121,963	—	(9,096)
Withdrawals	(2,737,236)	(671,246)	(1,019,329)	(1,073,586)	(638)	—
Annual contract fee	(2,468)	(3,226)	(11,176)	(13,359)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(3,377,877)	(732,996)	(875,541)	(929,415)	(638)	(9,096)

Total increase (decrease) in contract owners’ equity	(3,509,550)	(755,698)	(1,053,203)	(977,972)	5,737	(6,342)
Contract owners’ equity at beginning of period	7,968,604	8,724,302	7,348,538	8,326,510	15,122	21,464

Contract owners’ equity at end of period	$4,459,054	$7,968,604	$6,295,335	$7,348,538	$20,859	$15,122

	2013	2012	2013	2012	2013	2012
Units, beginning of period	625,928	683,436	582,620	656,081	1,067	1,741
Units issued	51,673	16,186	268,759	59,447	—	—
Units redeemed	(318,640)	(73,694)	(340,003)	(132,908)	(35)	(674)

Units, end of period	358,961	625,928	511,376	582,620	1,032	1,067

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$6,172	$6,627	$110,475	$140,350
Expenses:
Mortality and expense risk and administrative charges	(49,409)	(42,914)	(7,174)	(6,427)	(139,087)	(122,085)

Net investment income (loss)	(49,409)	(42,914)	(1,002)	200	(28,612)	18,265

Realized gains (losses) on investments:
Capital gain distributions received	140,030	362,571	29,939	51,034	606,358	1,335,421
Net realized gain (loss)	78,398	78,683	30,947	(2,289)	(102,873)	(152,723)

Realized gains (losses)	218,428	441,254	60,886	48,745	503,485	1,182,698

Unrealized appreciation (depreciation) during the period	942,064	(50,396)	78,145	2,730	2,258,198	(181,485)

Net increase (decrease) in contract owners’ equity from operations	1,111,083	347,944	138,029	51,675	2,733,071	1,019,478

Changes from principal transactions:
Purchase payments	39,881	18,717	280	14,365	25,620	25,082
Transfers between sub-accounts and the company	321,553	(51,052)	59,473	(114,417)	(27,529)	85,114
Withdrawals	(289,974)	(188,281)	(89,148)	(37,469)	(817,015)	(544,855)
Annual contract fee	(7,944)	(7,639)	(422)	(373)	(39,401)	(38,912)

Net increase (decrease) in contract owners’ equity from principal transactions	63,516	(228,255)	(29,817)	(137,894)	(858,325)	(473,571)

Total increase (decrease) in contract owners’ equity	1,174,599	119,689	108,212	(86,219)	1,874,746	545,907
Contract owners’ equity at beginning of period	2,653,834	2,534,145	363,317	449,536	7,898,472	7,352,565

Contract owners’ equity at end of period	$3,828,433	$2,653,834	$471,529	$363,317	$9,773,218	$7,898,472

	2013	2012	2013	2012	2013	2012
Units, beginning of period	143,554	157,692	19,493	27,598	410,848	436,104
Units issued	62,574	18,739	6,138	3,205	38,423	12,022
Units redeemed	(59,622)	(32,877)	(7,074)	(11,310)	(75,907)	(37,278)

Units, end of period	146,506	143,554	18,557	19,493	373,364	410,848

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$9,196	$—	$23,112	$—	$15,798	$21,956
Expenses:
Mortality and expense risk and administrative charges	(23,324)	(17,846)	(83,218)	(96,475)	(58,398)	(52,625)

Net investment income (loss)	(14,128)	(17,846)	(60,106)	(96,475)	(42,600)	(30,669)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	219,888	150,256
Net realized gain (loss)	83,142	34,871	828,754	30,764	409,445	287,600

Realized gains (losses)	83,142	34,871	828,754	30,764	629,333	437,856

Unrealized appreciation (depreciation) during the period	439,223	151,986	1,041,738	879,415	444,042	51,270

Net increase (decrease) in contract owners’ equity from operations	508,237	169,011	1,810,386	813,704	1,030,775	458,457

Changes from principal transactions:
Purchase payments	53	—	22,243	68,400	3,550	9
Transfers between sub-accounts and the company	2,245,206	(23,500)	2,116,365	(120,806)	642,353	(436,691)
Withdrawals	(173,193)	(84,138)	(2,275,137)	(402,835)	(530,867)	(308,656)
Annual contract fee	(680)	(689)	(20,752)	(19,689)	(5,614)	(6,668)

Net increase (decrease) in contract owners’ equity from principal transactions	2,071,386	(108,327)	(157,281)	(474,930)	109,422	(752,006)

Total increase (decrease) in contract owners’ equity	2,579,623	60,684	1,653,105	338,774	1,140,197	(293,549)
Contract owners’ equity at beginning of period	1,186,370	1,125,686	6,065,730	5,726,956	3,175,954	3,469,503

Contract owners’ equity at end of period	$3,765,993	$1,186,370	$7,718,835	$6,065,730	$4,316,151	$3,175,954

	2013	2012	2013	2012	2013	2012
Units, beginning of period	50,063	54,741	265,555	289,029	162,813	200,891
Units issued	74,743	7,206	114,629	7,081	101,425	39,924
Units redeemed	(9,976)	(11,884)	(136,834)	(30,555)	(97,220)	(78,002)

Units, end of period	114,830	50,063	243,350	265,555	167,018	162,813

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Smaller Company Growth Trust Series I
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$57,549	$8,561	$180,875	$12,987	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(53,450)	(54,062)	(179,011)	(172,326)	(27,631)	(27,767)

Net investment income (loss)	4,099	(45,501)	1,864	(159,339)	(27,631)	(27,767)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	135,355	157,913
Net realized gain (loss)	89,312	(81,557)	182,811	(235,003)	752,876	71,903

Realized gains (losses)	89,312	(81,557)	182,811	(235,003)	888,231	229,816

Unrealized appreciation (depreciation) during the period	818,431	616,791	2,719,273	1,849,217	(290,754)	51,277

Net increase (decrease) in contract owners’ equity from operations	911,842	489,733	2,903,948	1,454,875	569,846	253,326

Changes from principal transactions:
Purchase payments	8,274	10,285	37,300	19,772	1,197	1,209
Transfers between sub-accounts and the company	(79,491)	(256,570)	(626,471)	(321,680)	(2,126,027)	(121,537)
Withdrawals	(409,222)	(676,278)	(1,325,775)	(1,275,561)	(229,442)	(173,423)
Annual contract fee	(2,359)	(2,862)	(27,202)	(28,435)	(1,056)	(1,186)

Net increase (decrease) in contract owners’ equity from principal transactions	(482,798)	(925,425)	(1,942,148)	(1,605,904)	(2,355,328)	(294,937)

Total increase (decrease) in contract owners’ equity	429,044	(435,692)	961,800	(151,029)	(1,785,482)	(41,611)
Contract owners’ equity at beginning of period	3,315,502	3,751,194	10,774,474	10,925,503	1,785,482	1,827,093

Contract owners’ equity at end of period	$3,744,546	$3,315,502	$11,736,274	$10,774,474	$—	$1,785,482

	2013	2012	2013	2012	2013	2012
Units, beginning of period	117,539	152,124	481,886	559,869	105,309	123,384
Units issued	2,221	2,068	14,102	10,905	1,059	575
Units redeemed	(17,325)	(36,653)	(90,378)	(88,888)	(106,368)	(18,650)

Units, end of period	102,435	117,539	405,610	481,886	—	105,309

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2013 (d)	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$261,879	$359,389	$463,774	$633,265
Expenses:
Mortality and expense risk and administrative charges	(36,805)	(39,062)	(72,921)	(82,062)	(144,374)	(163,903)

Net investment income (loss)	(36,805)	(39,062)	188,958	277,327	319,400	469,362

Realized gains (losses) on investments:
Capital gain distributions received	167,125	214,579	—	—	—	—
Net realized gain (loss)	979,332	98,184	(80,421)	(138,415)	(226,098)	(240,878)

Realized gains (losses)	1,146,457	312,763	(80,421)	(138,415)	(226,098)	(240,878)

Unrealized appreciation (depreciation) during the period	(399,844)	61,074	8,663	462,302	97,442	826,863

Net increase (decrease) in contract owners’ equity from operations	709,808	334,775	117,200	601,214	190,744	1,055,347

Changes from principal transactions:
Purchase payments	24,957	21,459	3,247	25,424	32,573	19,856
Transfers between sub-accounts and the company	(2,766,201)	(87,441)	(86,917)	74,089	676,441	(312,149)
Withdrawals	(409,321)	(219,328)	(706,598)	(1,126,072)	(1,907,718)	(1,625,518)
Annual contract fee	(9,993)	(9,981)	(3,091)	(3,869)	(27,601)	(33,026)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,160,558)	(295,291)	(793,359)	(1,030,428)	(1,226,305)	(1,950,837)

Total increase (decrease) in contract owners’ equity	(2,450,750)	39,484	(676,159)	(429,214)	(1,035,561)	(895,490)
Contract owners’ equity at beginning of period	2,450,750	2,411,266	5,298,824	5,728,038	9,644,780	10,540,270

Contract owners’ equity at end of period	$—	$2,450,750	$4,622,665	$5,298,824	$8,609,219	$9,644,780

	2013	2012	2013	2012	2013	2012
Units, beginning of period	145,823	163,832	256,926	309,442	479,656	580,262
Units issued	11,480	6,976	3,705	17,458	74,472	22,195
Units redeemed	(157,303)	(24,985)	(41,684)	(69,974)	(133,923)	(122,801)

Units, end of period	—	145,823	218,947	256,926	420,205	479,656

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2013	2012 (aa)	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$117,807	$50,959	$39,225	$10,620	$342,217	$269,928
Expenses:
Mortality and expense risk and administrative charges	(80,500)	(18,060)	(10,612)	(1,738)	(184,370)	(232,837)

Net investment income (loss)	37,307	32,899	28,613	8,882	157,847	37,091

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	251,358	—
Net realized gain (loss)	(113,112)	(3,346)	(1,030)	(424)	243,027	181,022

Realized gains (losses)	(113,112)	(3,346)	(1,030)	(424)	494,385	181,022

Unrealized appreciation (depreciation) during the period	(170,554)	(57,039)	(65,189)	(11,318)	(1,088,118)	779,257

Net increase (decrease) in contract owners’ equity from operations	(246,359)	(27,486)	(37,606)	(2,860)	(435,886)	997,370

Changes from principal transactions:
Purchase payments	3,714	—	1,200	1,385	165,921	38,999
Transfers between sub-accounts and the company	(1,401,667)	7,366,578	125,581	1,111,687	(301,751)	(1,104,333)
Withdrawals	(1,718,152)	(364,618)	(19,100)	(2,496)	(2,571,348)	(2,165,614)
Annual contract fee	(28,090)	(3,561)	(8,794)	(2,283)	(7,811)	(9,528)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,144,195)	6,998,399	98,887	1,108,293	(2,714,989)	(3,240,476)

Total increase (decrease) in contract owners’ equity	(3,390,554)	6,970,913	61,281	1,105,433	(3,150,875)	(2,243,106)
Contract owners’ equity at beginning of period	6,970,913	—	1,105,433	—	13,410,261	15,653,367

Contract owners’ equity at end of period	$3,580,359	$6,970,913	$1,166,714	$1,105,433	$10,259,386	$13,410,261

	2013	2012	2013	2012	2013	2012
Units, beginning of period	559,817	—	88,666	—	568,091	710,844
Units issued	122,413	599,685	11,907	93,171	37,776	25,618
Units redeemed	(381,852)	(39,868)	(3,733)	(4,505)	(155,849)	(168,371)

Units, end of period	300,378	559,817	96,840	88,666	450,018	568,091

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$699,284	$528,399	$7,034	$6,928	$86,978	$95,039
Expenses:
Mortality and expense risk and administrative charges	(405,422)	(465,706)	(8,392)	(6,927)	(119,451)	(118,251)

Net investment income (loss)	293,862	62,693	(1,358)	1	(32,473)	(23,212)

Realized gains (losses) on investments:
Capital gain distributions received	550,224	—	6,937	1,021	99,212	18,885
Net realized gain (loss)	532,377	363,469	30,362	4,811	543,906	(5,189)

Realized gains (losses)	1,082,601	363,469	37,299	5,832	643,118	13,696

Unrealized appreciation (depreciation) during the period	(2,368,665)	1,462,683	110,404	47,574	1,405,075	936,002

Net increase (decrease) in contract owners’ equity from operations	(992,202)	1,888,845	146,345	53,407	2,015,720	926,486

Changes from principal transactions:
Purchase payments	143,062	338,115	1,555	1,256	33,780	25,214
Transfers between sub-accounts and the company	(306,471)	1,493,189	16,248	82,339	(154,857)	(256,986)
Withdrawals	(5,479,814)	(3,814,187)	(101,000)	(69,463)	(1,569,114)	(616,675)
Annual contract fee	(61,711)	(73,055)	(585)	(525)	(34,644)	(35,920)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,704,934)	(2,055,938)	(83,782)	13,607	(1,724,835)	(884,367)

Total increase (decrease) in contract owners’ equity	(6,697,136)	(167,093)	62,563	67,014	290,885	42,119
Contract owners’ equity at beginning of period	29,266,584	29,433,677	482,468	415,454	7,221,953	7,179,834

Contract owners’ equity at end of period	$22,569,448	$29,266,584	$545,031	$482,468	$7,512,838	$7,221,953

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,471,226	1,576,303	36,013	35,277	413,734	466,123
Units issued	133,357	143,290	5,047	8,269	19,878	6,164
Units redeemed	(423,789)	(248,367)	(10,146)	(7,533)	(104,644)	(58,553)

Units, end of period	1,180,794	1,471,226	30,914	36,013	328,968	413,734

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		US Equity Trust Series I
	2013(f)	2012(cc)	2013	2012	2013	2012(bb)
Income:
Dividend distributions received	$322	$111	$129,316	$79,004	$172,823	$144,143
Expenses:
Mortality and expense risk and administrative charges	(418)	(148)	(157,639)	(98,090)	(153,813)	(98,720)

Net investment income (loss)	(96)	(37)	(28,323)	(19,086)	19,010	45,423

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(364)	(293)	(143,586)	(49,542)	237,240	10,436

Realized gains (losses)	(364)	(293)	(143,586)	(49,542)	237,240	10,436

Unrealized appreciation (depreciation) during the period	—	299	(9,443)	(10,314)	2,237,741	119,759

Net increase (decrease) in contract owners’ equity from operations	(460)	(31)	(181,352)	(78,942)	2,493,991	175,618

Changes from principal transactions:
Purchase payments	—	—	608,627	378,305	19,950	26,364
Transfers between sub-accounts and the company	113,443	(19,623)	20,955,458	3,809,591	(134,194)	10,250,970
Withdrawals	(112,011)	—	(14,590,202)	(2,441,873)	(1,147,129)	(541,546)
Annual contract fee	(972)	—	(66,142)	(32,092)	(6,984)	(4,861)

Net increase (decrease) in contract owners’ equity from principal transactions	460	(19,623)	6,907,741	1,713,931	(1,268,357)	9,730,927

Total increase (decrease) in contract owners’ equity	—	(19,654)	6,726,389	1,634,989	1,225,634	9,906,545
Contract owners’ equity at beginning of period	—	19,654	7,126,300	5,491,311	9,906,545	—

Contract owners’ equity at end of period	$—	$—	$13,852,689	$7,126,300	$11,132,179	$9,906,545

	2013	2012	2013	2012	2013	2012
Units, beginning of period	—	1,586	589,058	448,287	762,462	—
Units issued	18,175	810	2,882,113	562,858	21,176	842,316
Units redeemed	(18,175)	(2,396)	(2,304,045)	(422,087)	(102,053)	(79,854)

Units, end of period	—	—	1,167,126	589,058	681,585	762,462

(f)	Reflects the period from commencement of operations on April 29, 2013 through termination on December 6, 2013.
(bb)	Reflects the period from commencement of operations on April 27, 2012 through December 31, 2012.
(cc)	Terminated as an investment option on December 3, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	US Equity Trust Series II		Utilities Trust Series I		Utilities Trust Series II
	2013	2012(bb)	2013	2012	2013	2012
Income:
Dividend distributions received	$12,548	$13,153	$33,531	$65,593	$83,195	$164,123
Expenses:
Mortality and expense risk and administrative charges	(14,801)	(11,382)	(27,442)	(28,800)	(75,648)	(78,321)

Net investment income (loss)	(2,253)	1,771	6,089	36,793	7,547	85,802

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	69,166	5,521	61,542	33,714	379,688	(107,951)

Realized gains (losses)	69,166	5,521	61,542	33,714	379,688	(107,951)

Unrealized appreciation (depreciation) during the period	150,748	13,026	218,534	133,663	401,108	524,218

Net increase (decrease) in contract owners’ equity from operations	217,661	20,318	286,165	204,170	788,343	502,069

Changes from principal transactions:
Purchase payments	—	—	23,043	122,873	18,292	97,393
Transfers between sub-accounts and the company	(65,847)	1,199,529	(44,779)	(190,181)	(344,755)	(118,174)
Withdrawals	(296,647)	(186,406)	(264,173)	(308,322)	(519,691)	(515,926)
Annual contract fee	(5,533)	(3,475)	(1,444)	(1,709)	(9,994)	(11,120)

Net increase (decrease) in contract owners’ equity from principal transactions	(368,027)	1,009,648	(287,353)	(377,339)	(856,148)	(547,827)

Total increase (decrease) in contract owners’ equity	(150,366)	1,029,966	(1,188)	(173,169)	(67,805)	(45,758)
Contract owners’ equity at beginning of period	1,029,966	—	1,712,931	1,886,100	4,749,544	4,795,302

Contract owners’ equity at end of period	$879,600	$1,029,966	$1,711,743	$1,712,931	$4,681,739	$4,749,544

	2013	2012	2013	2012	2013	2012
Units, beginning of period	81,134	—	75,034	92,288	137,738	155,206
Units issued	25,483	99,450	6,215	17,802	8,105	17,582
Units redeemed	(51,707)	(18,316)	(17,878)	(35,056)	(30,829)	(35,050)

Units, end of period	54,910	81,134	63,371	75,034	115,014	137,738

(bb)	Reflects the period from commencement of operations on April 27, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2013	2012	2013	2012
Income:
Dividend distributions received	$36,819	$34,929	$24,342	$21,375
Expenses:
Mortality and expense risk and administrative charges	(70,477)	(66,269)	(60,335)	(53,436)

Net investment income (loss)	(33,658)	(31,340)	(35,993)	(32,061)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	151,466	(119,962)	330,848	12,976

Realized gains (losses)	151,466	(119,962)	330,848	12,976

Unrealized appreciation (depreciation) during the period	1,216,181	787,432	775,792	495,603

Net increase (decrease) in contract owners’ equity from operations	1,333,989	636,130	1,070,647	476,518

Changes from principal transactions:
Purchase payments	15,274	14,511	9,868	4,601
Transfers between sub-accounts and the company	6,303	(151,886)	235,127	(15,203)
Withdrawals	(602,194)	(506,574)	(483,885)	(284,801)
Annual contract fee	(1,974)	(2,512)	(7,615)	(6,531)

Net increase (decrease) in contract owners’ equity from principal transactions	(582,591)	(646,461)	(246,505)	(301,934)

Total increase (decrease) in contract owners’ equity	751,398	(10,331)	824,142	174,584
Contract owners’ equity at beginning of period	4,229,962	4,240,293	3,410,682	3,236,098

Contract owners’ equity at end of period	$4,981,360	$4,229,962	$4,234,824	$3,410,682

	2013	2012	2013	2012
Units, beginning of period	133,501	154,743	159,361	175,393
Units issued	5,804	8,943	40,827	20,908
Units redeemed	(21,811)	(30,185)	(50,096)	(36,940)

Units, end of period	117,494	133,501	150,092	159,361

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 117 sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2013 are as follows:

Sub-accounts Closed	2013
All Cap Value Trust Series I	12/6/2013
All Cap Value Trust Series II	12/6/2013
American Global Small Capitalization Trust Series II	4/29/2013
American Global Small Capitalization Trust Series III	4/29/2013
American High-Income Bond Trust Series II	4/29/2013
American High-Income Bond Trust Series III	4/29/2013
Bond PS - Series II	12/6/2013
Core Allocation Plus Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series III	12/6/2013
Core Global Diversification Trust Series II	12/6/2013
Core Global Diversification Trust Series III	12/6/2013
Disciplined Diversification Trust Series II	12/6/2013
Fundamental Holdings Trust Series II	12/6/2013
Global Diversification Trust Series II	12/6/2013
Smaller Company Growth Trust Series I	12/6/2013
Smaller Company Growth Trust Series II	12/6/2013
Ultra Short Term Bond Trust Series I	12/6/2013

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

1.	Organization— (continued)

Sub-accounts Opened	2013
American Global Growth Trust Series III	4/29/2013
Core Strategy Trust Series I	4/29/2013
Fundamental Large Cap Value Trust Series I	12/6/2013
Ultra Short Term Bond Trust Series I	4/29/2013

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2013.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

3.	Federal Income Taxes (continued):

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

5.	Fair Value Measurements (continued):

All of the Account’s sub-accounts’ investments in a portfolio of the Trust and the Non-affiliated Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2013.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$4,049,888,688
Level 2	—
Level 3	—

$4,049,888,688

As of December 31, 2013, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2013.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2013 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series I	$322,510	$288,797
500 Index Trust B Series II	1,065,724	3,205,601
500 Index Trust B Series NAV	306,267	1,738,961
Active Bond Trust Series I	259,311	666,939
Active Bond Trust Series II	6,639,056	9,745,548
All Cap Core Trust Series I	72,593	365,491
All Cap Core Trust Series II	1,077,636	856,396
All Cap Value Trust Series I	876,561	1,702,322
All Cap Value Trust Series II	3,219,298	5,827,296
American Asset Allocation Trust Series I	237,555	1,044,765
American Asset Allocation Trust Series II	2,152,970	13,430,902
American Global Growth Trust Series II	4,849,603	3,026,374
American Global Growth Trust Series III	9,660	1,002
American Global Small Capitalization Trust Series II	217,892	4,788,598
American Global Small Capitalization Trust Series III	29	13,340
American Growth-Income Trust Series I	172,595	1,371,849
American Growth-Income Trust Series II	1,628,036	30,933,486
American Growth-Income Trust Series III	12,370	106,672
American Growth Trust Series II	1,536,744	28,556,218
American Growth Trust Series III	6,131	44,698
American High-Income Bond Trust Series II	227,367	6,044,571
American High-Income Bond Trust Series III	16,995	290,728
American International Trust Series II	1,655,394	14,210,043
American International Trust Series III	13,497	33,022
American New World Trust Series II	824,789	2,021,879
American New World Trust Series III	202	681
Blue Chip Growth Trust Series I	635,843	2,545,560
Blue Chip Growth Trust Series II	1,670,371	5,934,803
Bond PS Series - Series II	102,902	109,807
Bond Trust Series I	145,148	48,139
Bond Trust Series II	15,692,860	11,075,719
Capital Appreciation Trust Series I	176,678	1,684,113
Capital Appreciation Trust Series II	1,346,192	3,533,291
Capital Appreciation Value Trust Series II	2,308,240	2,370,186
Core Allocation Plus Trust Series II	3,250,856	10,528,023
Core Bond Trust Series II	102,497	321,827
Core Fundamental Holdings Trust Series II	8,407,796	31,433,477
Core Fundamental Holdings Trust Series III	21,316	119,546
Core Global Diversification Trust Series II	5,391,867	26,644,128
Core Global Diversification Trust Series III	61,068	293,276
Core Strategy Trust Series I	392,850	703
Core Strategy Trust Series II	214,810,286	16,652,043
Core Strategy Trust Series NAV	67,739	140,038
Disciplined Diversification Trust Series II	4,065,909	9,589,631
DWS Equity 500 Index (a)	222,678	1,237,121
Equity-Income Trust Series I	909,715	3,650,362
Equity-Income Trust Series II	2,328,629	7,087,573
Financial Services Trust Series I	196,747	219,508
Financial Services Trust Series II	919,657	1,485,661
Founding Allocation Trust Series II	2,055,410	10,002,585
Fundamental All Cap Core Trust Series II	331,139	1,820,892
Fundamental Holdings Trust Series II	24,712,261	82,444,073
Fundamental Large Cap Value Trust Series I	1,570,486	28,358
Fundamental Large Cap Value Trust Series II	5,276,780	1,074,432
Fundamental Value Trust Series I	447,789	3,197,601

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments— (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Fundamental Value Trust Series II	$1,027,496	$9,338,378
Global Bond Trust Series I	52,829	561,836
Global Bond Trust Series II	2,048,527	3,473,946
Global Diversification Trust Series II	12,379,490	54,689,062
Global Trust Series I	205,082	1,430,470
Global Trust Series II	941,034	1,303,325
Health Sciences Trust Series I	951,849	687,348
Health Sciences Trust Series II	4,291,796	4,927,160
High Yield Trust Series I	791,348	757,233
High Yield Trust Series II	7,143,973	4,182,015
International Core Trust Series I	81,310	323,330
International Core Trust Series II	167,108	408,064
International Equity Index Trust B Series I	39,666	146,107
International Equity Index Trust B Series II	259,204	1,219,126
International Equity Index Trust B Series NAV	186,747	330,453
International Growth Stock Series II	278,823	491,677
International Small Company Trust Series I	399,371	420,968
International Small Company Trust Series II	178,191	1,187,336
International Value Trust Series I	345,557	931,781
International Value Trust Series II	640,375	2,952,480
Investment Quality Bond Trust Series I	497,059	851,194
Investment Quality Bond Trust Series II	4,316,056	5,199,374
Lifestyle Aggressive Trust Series I	86,285	316,447
Lifestyle Aggressive Trust Series II	1,847,137	5,937,060
Lifestyle Balanced Trust Series I	1,619,246	3,974,473
Lifestyle Balanced Trust Series II	42,276,847	135,075,482
Lifestyle Balanced PS Series - Series II	1,990,643	258,704
Lifestyle Conservative Trust Series I	1,160,713	2,557,247
Lifestyle Conservative Trust Series II	28,322,053	55,074,852
Lifestyle Conservative PS Series - Series II	461,450	208,342
Lifestyle Growth Trust Series I	783,265	3,810,281
Lifestyle Growth Trust Series II	49,185,350	125,374,610
Lifestyle Growth PS Series - Series II	2,637,612	599,273
Lifestyle Moderate Trust Series I	536,449	2,718,802
Lifestyle Moderate Trust Series II	23,667,386	61,598,247
Lifestyle Moderate PS Series - Series II	1,691,574	323,330
Mid Cap Index Trust Series I	301,093	317,433
Mid Cap Index Trust Series II	2,621,626	3,638,438
Mid Cap Stock Trust Series I	353,288	1,464,291
Mid Cap Stock Trust Series II	3,031,473	5,054,632
Mid Value Trust Series I	453,706	665,780
Mid Value Trust Series II	1,165,945	2,607,037
Money Market Trust B Series NAV	764,415	1,608,046
Money Market Trust Series I	1,407,980	4,551,916
Money Market Trust Series II	18,057,167	32,646,721
Mutual Shares Trust Series I	13,413	82,362
Natural Resources Trust Series II	1,074,929	3,563,110
PIMCO All Asset (a)	626,459	873,893
Real Estate Securities Trust Series I	242,390	437,419
Real Estate Securities Trust Series II	1,027,069	2,224,801
Real Return Bond Trust Series II	639,320	2,729,310

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments— (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Science & Technology Trust Series I	$304,143	$1,193,241
Science & Technology Trust Series II	890,168	2,280,518
Short-Term Government Income Trust Series I	734,802	4,099,365
Short-Term Government Income Trust Series II	3,455,031	4,320,306
Small Cap Growth Trust Series I	820	821
Small Cap Growth Trust Series II	1,395,320	1,241,182
Small Cap Index Trust Series I	162,024	162,905
Small Cap Index Trust Series II	1,617,142	1,897,722
Small Cap Opportunities Trust Series I	2,367,231	309,972
Small Cap Opportunities Trust Series II	3,421,253	3,638,640
Small Cap Value Trust Series II	2,224,680	1,937,971
Small Company Value Trust Series I	130,245	608,943
Small Company Value Trust Series II	422,126	2,362,409
Smaller Company Growth Trust Series I	156,263	2,403,870
Smaller Company Growth Trust Series II	394,175	3,424,411
Strategic Income Opportunities Trust Series I	337,171	941,573
Strategic Income Opportunities Trust Series II	1,944,899	2,851,804
Total Bond Market Trust B Series II	1,400,540	4,507,427
Total Bond Market Trust B Series NAV	183,459	55,959
Total Return Trust Series I	1,470,332	3,776,116
Total Return Trust Series II	3,616,607	8,477,454
Total Stock Market Index Trust Series I	89,915	168,119
Total Stock Market Index Trust Series II	584,574	2,242,670
US Equity Trust Series I	392,607	1,641,953
US Equity Trust Series II	387,363	757,643
Ultra Short Term Bond Trust Series I	222,846	222,482
Ultra Short Term Bond Trust Series II	32,208,835	25,329,417
Utilities Trust Series I	189,739	471,003
Utilities Trust Series II	388,764	1,237,366
Value Trust Series I	250,755	867,005
Value Trust Series II	914,310	1,196,808

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,		For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
500 Index Trust B Series I	2013	167	$16.45 to $16.38	$2,744	1.75% to 1.40%	1.81%	30.19% to 29.74%
	2012	166	12.63	2,091	1.75 to 1.40	3.64	1.06 to 1.01

500 Index Trust B Series II	2013	573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28
	2012	721	12.63 to 12.62	9,124	1.85 to 1.40	2.70	1.07 to 0.99

500 Index Trust B Series NAV	2013	531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36
	2012	636	12.65 to 11.97	7,796	1.85 to 0.80	1.11	13.67 to 1.20
	2011	555	10.75 to 10.53	5,928	1.85 to 1.40	1.75	0.45 to 0.00
	2010	597	10.71 to 10.53	6,361	1.85 to 1.40	1.75	13.26 to 12.76
	2009	642	9.45 to 9.34	6,043	1.85 to 1.40	2.23	24.59 to 24.03

Active Bond Trust Series I	2013	153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	(1.15) to (1.49)
	2012	183	18.28 to 17.80	3,313	1.75 to 1.40	4.05	8.18 to 7.80
	2011	205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98
	2010	255	16.20 to 15.88	4,099	1.75 to 1.40	7.01	12.27 to 11.87
	2009	336	14.43 to 14.19	4,801	1.75 to 1.40	6.94	23.07 to 22.64

Active Bond Trust Series II	2013	1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	(1.35) to (1.79)
	2012	2,158	18.02 to 17.40	38,255	1.85 to 1.40	3.80	7.95 to 7.46
	2011	2,441	16.69 to 16.20	40,172	1.85 to 1.40	4.68	4.23 to 3.76
	2010	3,013	16.01 to 15.61	47,666	1.85 to 1.40	6.99	12.13 to 11.62
	2009	3,309	14.28 to 13.98	46,780	1.85 to 1.40	7.26	22.65 to 22.10

All Cap Core Trust Series I	2013	160	26.72 to 11.53	3,723	1.75 to 1.40	1.27	32.46 to 32.00
	2012	174	20.17 to 8.74	3,052	1.75 to 1.40	1.12	14.94 to 14.54
	2011	186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	(0.98) to (1.33)
	2010	223	17.73 to 7.73	3,461	1.75 to 1.40	0.99	11.47 to 11.08
	2009	283	15.90 to 6.96	3,792	1.75 to 1.40	1.60	26.68 to 26.24

All Cap Core Trust Series II	2013	69	23.94 to 22.72	1,594	1.85 to 1.40	1.24	32.18 to 31.59
	2012	59	18.11 to 17.27	1,028	1.85 to 1.40	0.94	14.75 to 14.23
	2011	63	15.78 to 15.11	962	1.85 to 1.40	0.77	(1.25) to (1.69)
	2010	72	15.98 to 15.37	1,116	1.85 to 1.40	0.82	11.25 to 10.75
	2009	78	14.37 to 13.88	1,083	1.85 to 1.40	1.39	26.48 to 25.91

All Cap Value Trust Series I	2013	0	22.62 to 18.71	0	1.75 to 0.80	1.35	28.67 to 22.14
	2012	66	17.58 to 14.41	1,208	1.75 to 0.80	0.78	10.06 to 9.02
	2011	80	16.13 to 13.09	1,303	1.75 to 0.80	0.31	(4.96) to (5.86)
	2010	99	17.13 to 13.78	1,725	1.75 to 0.80	0.35	17.41 to 16.3
	2009	121	14.73 to 11.73	1,807	1.75 to 0.80	0.53	24.41 to 20.78

All Cap Value Trust Series II	2013	0	25.19 to 23.91	0	1.85 to 1.40	1.15	28.90 to 28.36
	2012	200	19.54 to 18.63	3,763	1.85 to 1.40	0.60	9.08 to 8.59
	2011	233	17.92 to 17.16	4,001	1.85 to 1.40	0.14	(5.73) to (6.16)
	2010	272	19.01 to 18.28	4,998	1.85 to 1.40	0.15	16.49 to 15.97
	2009	300	16.31 to 15.76	4,735	1.85 to 1.40	0.31	24.65 to 24.09

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
American Asset Allocation Trust Series I	2013	485	$16.09 to $15.72	$7,796	1.75% to 1.40%	1.05%	21.58% to 21.16%
	2012	539	13.24 to 12.98	7,124	1.75 to 1.40	1.54	14.14 to 13.74
	2011	591	11.60 to 11.41	6,835	1.75 to 1.40	1.38	(0.49) to (0.83)
	2010	711	11.65 to 11.50	8,268	1.75 to 1.40	1.46	10.50 to 10.11
	2009	924	10.55 to 10.45	9,735	1.75 to 1.40	1.86	20.11 to 19.83

American Asset Allocation Trust Series II	2013	6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11
	2012	7,592	12.79 to 12.63	99,319	1.90 to 1.00	1.39	13.31 to 1.02
	2011	8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	(0.30) to (1.04)
	2010	9,291	11.73 to 11.41	107,550	1.90 to 1.15	1.46	10.62 to 9.80
	2009	9,658	10.60 to 10.39	101,401	1.90 to 1.15	2.03	21.86 to 20.95

American Global Growth Trust Series II	2013	1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60
	2012	902	12.78 to 12.75	11,767	1.90 to 1.00	0.33	19.69 to 2.00
	2011	1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	(10.44) to (11.11)
	2010	1,146	12.34 to 12.01	13,942	1.90 to 1.15	0.94	9.90 to 9.08
	2009	1,204	11.23 to 11.01	13,373	1.90 to 1.15	0.87	39.80 to 38.76

American Global Growth Trust Series III	2013	1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Global Small Capitalization Trust Series II	2013	0	14.19 to 11.45	0	1.90 to 1.00	0.50	9.71 to 4.10
	2012	388	12.90 to 10.44	4,151	1.90 to 1.00	0.71	15.27 to 3.18
	2011	435	9.38 to 9.05	4,005	1.90 to 1.15	0.71	(20.54) to (21.14)
	2010	455	11.80 to 11.48	5,292	1.90 to 1.15	1.12	20.46 to 19.56
	2009	497	9.80 to 9.6	4,817	1.90 to 1.15	0.00	58.60 to 57.42

American Global Small Capitalization Trust Series III	2013	0	12.99 to 12.49	0	1.55 to 0.80	0.74	9.95 to 4.25
	2012	1	11.79 to 11.36	12	1.55 to 0.80	1.22	17.23 to 16.35
	2011	1	10.06 to 9.77	12	1.55 to 0.80	1.40	(19.88) to (20.48)
	2010	1	12.55 to 12.28	10	1.55 to 0.80	1.61	21.52 to 20.62
	2009	1	10.33 to 10.18	9	1.55 to 0.80	0.00	37.43 to 36.75

American Growth Trust Series II	2013	4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86
	2012	5,926	20.71 to 12.72	116,402	1.90 to 1.00	0.25	15.02 to 1.72
	2011	6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	(5.88) to (6.58)
	2010	7,523	19.27 to 12.53	137,649	1.90 to 1.15	0.19	16.79 to 15.92
	2009	8,519	16.63 to 10.73	134,439	1.90 to 1.15	0.08	37.09 to 36.07

American Growth Trust Series III	2013	26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57
	2012	29	13.51 to 13.02	388	1.55 to 0.80	0.74	16.94 to 16.06
	2011	30	11.55 to 11.22	345	1.55 to 0.80	0.66	(5.06) to (5.76)
	2010	21	12.17 to 11.91	254	1.55 to 0.80	1.18	17.74 to 16.86
	2009	4	10.34 to 10.19	44	1.55 to 0.80	1.62	24.36 to 23.75

American Growth-Income Trust Series I	2013	323	25.37 to 24.44	8,110	1.75 to 1.40	0.95	31.16 to 30.71
	2012	376	19.34 to 18.70	7,198	1.75 to 1.40	1.30	15.52 to 15.11
	2011	404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	(3.45) to (3.79)
	2010	505	17.34 to 16.88	8,666	1.75 to 1.40	1.07	9.51 to 9.13
	2009	592	15.84 to 15.47	9,282	1.75 to 1.40	1.08	26.38 to 26.08

American Growth-Income Trust Series II	2013	4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13
	2012	6,197	18.32 to 12.65	110,208	1.90 to 1.00	1.14	14.73 to 1.23
	2011	6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	(3.36) to (4.08)
	2010	7,611	16.65 to 12.08	122,473	1.90 to 1.15	0.97	9.57 to 8.76
	2009	8,246	15.31 to 11.02	121,878	1.90 to 1.15	1.08	29.17 to 28.21

American Growth-Income Trust Series III	2013	45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90
	2012	51	13.62 to 13.13	691	1.55 to 0.80	4.43	16.57 to 15.69
	2011	12	11.68 to 11.35	146	1.55 to 0.80	2.58	(2.53) to (3.26)
	2010	2	11.99 to 11.73	21	1.55 to 0.80	1.55	10.55 to 9.72
	2009	2	10.84 to 10.69	18	1.55 to 0.80	2.25	23.59 to 22.98

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
American High-Income Bond Trust Series II	2013	0	$15.22 to $12.89	$0	1.90% to 1.00%	0.09%	2.25% to 1.21%
	2012	381	14.89 to 12.57	5,791	1.90 to 1.00	6.50	10.84 to 0.57
	2011	383	13.91 to 13.43	5,229	1.90 to 1.15	7.43	0.17 to (0.58)
	2010	375	13.88 to 13.51	5,127	1.90 to 1.15	7.28	13.22 to 12.37
	2009	356	12.26 to 12.02	4,312	1.90 to 1.15	7.04	36.84 to 35.81

American High-Income Bond Trust Series III	2013	0	17.95 to 17.26	0	1.55 to 0.80	0.60	2.55 to 1.33
	2012	16	17.46 to 16.83	273	1.55 to 0.80	6.73	12.63 to 11.79
	2011	17	15.50 to 15.06	267	1.55 to 0.80	7.26	1.03 to 0.28
	2010	18	15.34 to 15.02	274	1.55 to 0.80	8.48	14.06 to 13.21
	2009	7	13.45 to 13.26	98	1.55 to 0.80	23.21	26.17 to 25.55

American International Trust Series II	2013	2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90
	2012	2,992	24.67 to 12.75	65,524	1.90 to 1.00	0.91	15.04 to 1.99
	2011	3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	(15.36) to (15.99)
	2010	3,471	25.53 to 13.20	79,177	1.90 to 1.15	1.47	5.46 to 4.67
	2009	3,654	24.39 to 12.52	79,898	1.90 to 1.15	0.91	40.78 to 39.73

American International Trust Series III	2013	29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61
	2012	30	12.21 to 11.77	368	1.55 to 0.80	1.43	17.00 to 16.12
	2011	31	10.44 to 10.14	319	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	18	12.24 to 11.98	222	1.55 to 0.80	3.41	6.40 to 5.60
	2009	4	11.51 to 11.35	42	1.55 to 0.80	4.91	30.60 to 29.96

American New World Trust Series II	2013	326	14.73 to 14.08	4,927	1.90 to 1.00	0.73	9.64 to 8.66
	2012	404	13.56 to 12.84	5,604	1.90 to 1.00	0.43	14.90 to 2.71
	2011	437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	(15.38) to (16.02)
	2010	468	14.44 to 14.05	6,675	1.90 to 1.15	1.14	15.85 to 14.98
	2009	391	12.47 to 12.22	4,826	1.90 to 1.15	1.19	47.11 to 46.02

American New World Trust Series III	2013	1	14.96 to 14.31	17	1.55 to 0.80	1.28	10.47 to 9.65
	2012	1	13.54 to 13.05	16	1.55 to 0.80	0.62	16.77 to 15.89
	2011	2	11.60 to 11.26	22	1.55 to 0.80	2.54	(14.71) to (15.34)

Blue Chip Growth Trust Series I	2013	658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88
	2012	725	28.19 to 12.73	17,863	1.75 to 1.40	0.09	16.66 to 16.25
	2011	914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to (0.32)
	2010	1,103	24.16 to 10.99	22,002	1.75 to 1.40	0.08	14.54 to 14.14
	2009	1,322	21.09 to 9.63	22,583	1.75 to 1.40	0.15	40.91 to 40.42

Blue Chip Growth Trust Series II	2013	708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68
	2012	903	17.39 to 12.61	15,933	1.90 to 1.00	0.00	15.86 to 0.85
	2011	1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to (0.66)
	2010	1,175	15.11 to 13.45	17,962	1.90 to 1.15	0.05	14.61 to 13.76
	2009	1,287	13.28 to 11.73	17,230	1.90 to 1.15	0.09	40.93 to 39.88

Bond PS Series - Series II	2013	0	12.84 to 12.61	0	2.00 to 0.80	0.00	(2.50) to (3.67)
	2012	1	13.17 to 13.09	7	2.00 to 0.80	1.11	4.82 to 3.56
	2011	9	12.64 to 12.56	119	2.00 to 0.80	1.51	1.11 to 0.50

Bond Trust Series I	2013	76	12.98 to 12.77	985	1.55 to 0.80	2.97	(2.24) to (2.88)
	2012	71	13.27 to 13.15	936	1.55 to 0.80	2.86	5.48 to 4.69
	2011	66	12.58 to 12.56	827	1.55 to 0.80	3.64	0.64 to 0.51

Bond Trust Series II	2013	6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	(2.67) to (3.48)
	2012	6,209	13.07 to 12.46	81,455	1.90 to 1.00	2.52	4.11 to (0.35)
	2011	6,556	12.57 to 12.55	82,344	1.90 to 1.15	3.37	0.55 to 0.42

Capital Appreciation Trust Series I	2013	795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03
	2012	901	11.18 to 10.71	9,990	1.75 to 1.40	0.15	14.36 to 13.96
	2011	1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	(1.31) to (1.66)
	2010	1,257	9.91 to 9.56	12,339	1.75 to 1.40	0.15	10.28 to 9.89
	2009	791	8.98 to 8.70	7,034	1.75 to 1.40	0.25	40.31 to 39.82

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Capital Appreciation Trust Series II	2013	383	$22.23 to $17.21	$8,686	1.90% to 1.00%	0.21%	34.52% to 33.83%
	2012	488	16.53 to 12.68	8,227	1.90 to 1.00	0.06	13.65 to 1.45
	2011	558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	(1.31) to (2.05)
	2010	688	14.85 to 13.35	10,382	1.90 to 1.15	0.02	10.30 to 9.48
	2009	601	13.56 to 12.10	8,267	1.90 to 1.15	0.05	40.42 to 39.37

Capital Appreciation Value Trust Series II	2013	1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73
	2012	1,438	14.56 to 12.63	21,235	1.90 to 1.00	1.24	12.33 to 1.05
	2011	1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94
	2010	1,706	13.09 to 12.85	22,084	1.90 to 1.15	1.30	12.34 to 11.5
	2009	1,848	11.65 to 11.52	21,392	1.90 to 1.15	2.11	28.35 to 27.39

Core Allocation Plus Trust Series II	2013	0	15.03 to 14.50	0	1.90 to 1.00	2.94	17.61 to 15.03
	2012	701	12.67 to 12.33	8,820	1.90 to 1.00	1.16	11.20 to 1.39
	2011	762	11.38 to 11.09	8,573	1.90 to 1.15	1.13	(3.63) to (4.35)
	2010	777	11.81 to 11.59	9,097	1.90 to 1.15	0.93	9.03 to 8.21
	2009	776	10.84 to 10.71	8,364	1.90 to 1.15	1.62	23.67 to 22.74

Core Bond Trust Series II	2013	57	16.62 to 15.98	934	1.85 to 1.40	1.77	(3.71) to (4.14)
	2012	73	17.26 to 16.67	1,235	1.85 to 1.40	2.58	4.78 to 4.31
	2011	62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06
	2010	59	15.46 to 15.07	900	1.85 to 1.40	2.28	5.44 to 4.96
	2009	64	14.66 to 14.36	923	1.85 to 1.40	2.01	8.08 to 7.60

Core Fundamental Holdings Trust Series II	2013	0	16.86 to 16.45	0	2.10 to 0.35	1.82	13.07 to 11.24
	2012	1,438	14.91 to 14.79	24,761	2.10 to 0.35	1.82	10.42 to 8.50
	2011	1,404	13.63 to 13.51	22,128	2.10 to 0.35	1.89	0.17 to (1.57)
	2010	1,288	13.85 to 13.48	20,482	2.10 to 0.35	2.24	7.43 to 10.81
	2009	501	14.73 to 14.66	7,363	1.90 to 1.15	2.72	17.86 to 17.27

Core Fundamental Holdings Trust Series III	2013	0	19.75 to 19.08	0	1.55 to 0.80	2.21	12.25 to 10.85
	2012	6	17.47 to 17.00	105	1.55 to 0.80	4.21	10.29 to 9.46
	2011	2	15.84 to 15.53	30	1.55 to 0.80	2.19	0.18 to (0.56)
	2010	1	15.81 to 15.62	20	1.55 to 0.80	5.86	9.20 to 8.38
	2009	0	14.48 to 14.41	3	1.55 to 0.80	8.68	15.85 to 15.28

Core Global Diversification Trust Series II	2013	0	16.30 to 16.28	0	2.10 to 0.35	1.92	12.17 to 10.36
	2012	1,239	14.76 to 14.54	21,237	2.10 to 0.35	7.73	12.50 to 10.54
	2011	1,355	13.35 to 12.92	20,868	2.10 to 0.35	1.91	(4.09) to (5.75)
	2010	1,353	14.16 to 13.47	21,940	2.10 to 0.35	2.17	7.98 to 13.30
	2009	880	15.23 to 15.15	13,364	1.90 to 1.15	3.12	21.83 to 21.22

Core Global Diversification Trust Series III	2013	0	19.47 to 18.81	0	1.55 to 0.80	2.46	11.36 to 10.56
	2012	14	17.36 to 16.89	233	1.55 to 0.80	10.44	12.44 to 11.59
	2011	11	15.44 to 15.14	165	1.55 to 0.80	2.48	(4.13) to (4.84)
	2010	10	16.11 to 15.91	158	1.55 to 0.80	3.94	7.84 to 7.03
	2009	0	14.94 to 14.86	3	1.55 to 0.80	8.00	19.48 to 18.90

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Core Strategy Trust Series I	2013	29	13.68 to 13.61	397	1.55 to 0.80	8.64	9.41 to 8.86

Core Strategy Trust Series II	2013	15,129	17.78 to 13.71	260,459	2.10 to 0.35	1.35	16.56 to 9.66
	2012	3,777	15.25 to 12.62	55,605	2.10 to 1.00	2.48	9.93 to 0.99
	2011	4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	(1.13) to (2.07)
	2010	4,192	14.17 to 13.51	56,653	2.10 to 1.15	2.09	10.89 to 13.36
	2009	4,217	12.19 to 12.12	51,522	1.90 to 1.15	1.89	20.26 to 19.36

Core Strategy Trust Series NAV	2013	35	20.60 to 15.07	652	1.60 to 1.20	0.65	17.86 to 17.39
	2012	43	17.48 to 12.83	680	1.60 to 1.20	3.13	11.23 to 2.67
	2011	27	15.72 to 15.72	423	1.20 to 1.20	2.14	(1.01) to (1.01)
	2010	30	15.88 to 15.88	472	1.20 to 1.20	2.38	11.22 to 14.16
	2009	30	14.27 to 14.27	424	1.20 to 1.20	3.01	14.20 to 10.40

Disciplined Diversification Trust Series II	2013	0	15.03 to 14.40	0	1.90 to 1.00	3.64	12.59 to 11.19
	2012	612	13.35 to 12.68	8,348	1.90 to 1.00	2.15	10.47 to 1.44
	2011	683	12.41 to 12.08	8,390	1.90 to 1.15	1.92	(3.40) to (4.12)
	2010	704	12.84 to 12.60	8,972	1.90 to 1.15	1.41	11.89 to 11.05
	2009	719	11.48 to 11.35	8,210	1.90 to 1.15	2.26	25.51 to 24.57

DWS Equity 500 Index (a)	2013	156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03
	2012	199	22.65 to 21.63	4,412	1.85 to 1.40	1.34	13.65 to 13.13
	2011	205	19.93 to 19.12	4,013	1.85 to 1.40	1.29	0.02 to (0.43)
	2010	216	19.93 to 19.20	4,243	1.85 to 1.40	1.50	12.70 to 12.20
	2009	223	17.68 to 17.11	3,883	1.85 to 1.40	2.48	24.04 to 23.49

Equity-Income Trust Series I	2013	670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79
	2012	747	36.99 to 20.19	24,700	1.75 to 1.40	2.00	15.72 to 15.32
	2011	881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	(2.19) to (2.53)
	2010	1,009	32.68 to 17.96	29,280	1.75 to 1.40	1.86	13.52 to 13.12
	2009	1,177	28.79 to 15.88	29,467	1.75 to 1.40	2.12	23.97 to 23.54

Equity-Income Trust Series II	2013	1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48
	2012	1,462	16.77 to 12.70	25,099	1.90 to 1.00	1.84	14.96 to 1.57
	2011	1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	(2.14) to (2.87)
	2010	1,620	15.02 to 12.50	24,675	1.90 to 1.15	1.65	13.60 to 12.75
	2009	1,793	13.32 to 11.00	24,196	1.90 to 1.15	1.96	24.11 to 23.18

Financial Services Trust Series I	2013	32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49
	2012	33	14.14 to 13.57	458	1.75 to 1.40	0.72	16.40 to 15.99
	2011	43	12.14 to 11.70	512	1.75 to 1.40	1.38	(10.77) to (11.08)
	2010	63	13.61 to 13.16	843	1.75 to 1.40	0.31	10.69 to 10.31
	2009	75	12.29 to 11.93	912	1.75 to 1.40	0.74	39.44 to 38.95

Financial Services Trust Series II	2013	229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12
	2012	261	14.43 to 12.75	3,771	1.90 to 1.00	0.62	15.59 to 2.01
	2011	293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	(10.69) to (11.36)
	2010	338	14.08 to 11.18	4,735	1.90 to 1.15	0.14	10.72 to 9.90
	2009	349	12.82 to 10.1	4,423	1.90 to 1.15	0.56	39.37 to 38.33

Founding Allocation Trust Series II	2013	6,374	26.64 to 14.11	92,181	1.90 to 0.35	2.16	23.84 to 21.94
	2012	7,018	21.51 to 11.57	82,897	1.90 to 0.35	2.78	15.62 to 13.83
	2011	7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	(2.05) to (3.55)
	2010	8,711	18.99 to 10.54	93,003	1.90 to 0.35	3.46	9.45 to 8.36
	2009	9,836	9.92 to 9.72	96,556	1.90 to 1.15	3.91	29.62 to 28.66

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Fundamental All Cap Core Trust Series II	2013	303	$28.02 to $26.71	$8,327	1.85% to 1.40%	0.73%	33.66% to 33.06%
	2012	360	20.96 to 20.07	7,419	1.85 to 1.40	0.58	21.59 to 21.04
	2011	381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	(3.64) to (4.07)
	2010	424	17.89 to 17.29	7,484	1.85 to 1.40	0.93	17.56 to 17.03
	2009	467	15.22 to 14.77	7,022	1.85 to 1.40	1.18	26.24 to 25.67

Fundamental Holdings Trust Series II	2013	0	14.17 to 13.63	0	1.90 to 1.00	1.63	11.49 to 10.62
	2012	5,845	12.60 to 12.22	72,933	1.90 to 1.00	1.54	10.34 to 0.79
	2011	6,508	11.43 to 11.08	73,264	1.90 to 1.15	1.33	(2.33) to (3.06)
	2010	6,974	11.70 to 11.43	80,652	1.90 to 1.15	1.39	8.93 to 8.12
	2009	7,422	10.74 to 10.57	79,090	1.90 to 1.15	1.66	25.23 to 24.30

Fundamental Large Cap Value Trust Series I	2013	73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2013	346	21.04 to 21.98	7,488	1.85 to 1.40	0.88	30.27 to 29.69
	2012	147	16.87 to 16.22	2,448	1.85 to 1.40	1.08	22.49 to 21.94
	2011	151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to (0.23)
	2010	165	13.74 to 13.34	2,249	1.85 to 1.40	1.70	11.54 to 11.04
	2009	183	12.32 to 12.01	2,245	1.85 to 1.40	1.90	22.77 to 22.22

Fundamental Value Trust Series I	2013	1,346	19.52 to 17.07	27,472	1.75 to 0.80	1.28	31.20 to 25.34
	2012	1,495	14.88 to 12.89	23,189	1.75 to 0.80	0.90	12.47 to 11.40
	2011	1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	(4.55) to (5.45)
	2010	2,046	14.13 to 12.01	29,715	1.75 to 0.80	1.09	12.20 to 11.14
	2009	2,371	12.71 to 10.7	30,866	1.75 to 0.80	0.91	29.49 to 24.99

Fundamental Value Trust Series II	2013	1,489	20.72 to 16.81	31,085	1.90 to 1.00	1.04	30.70 to 24.98
	2012	1,922	15.86 to 12.75	30,725	1.90 to 1.00	0.72	11.04 to 2.00
	2011	2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	(5.08) to (5.79)
	2010	2,527	15.16 to 12.16	38,467	1.90 to 1.15	0.90	11.59 to 10.76
	2009	2,813	13.69 to 10.9	38,515	1.90 to 1.15	0.73	30.08 to 29.11

Global Bond Trust Series I	2013	63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	(6.17) to (7.06)
	2012	77	24.53 to 16.42	2,748	1.75 to 0.80	6.79	6.17 to 5.16
	2011	96	23.33 to 15.47	3,148	1.75 to 0.80	5.88	8.22 to 7.19
	2010	131	21.76 to 14.30	3,817	1.75 to 0.80	3.37	9.43 to 8.39
	2009	155	20.08 to 13.06	4,111	1.75 to 0.80	12.54	17.11 to 13.39

Global Bond Trust Series II	2013	668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	(6.61) to (7.44)
	2012	710	22.56 to 12.37	15,861	1.90 to 1.00	7.01	4.79 to (1.06)
	2011	780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81
	2010	937	20.15 to 16.02	18,637	1.90 to 1.15	3.24	8.86 to 8.05
	2009	1,016	18.65 to 14.71	18,682	1.90 to 1.15	11.87	13.82 to 12.97

Global Diversification Trust Series II	2013	0	14.25 to 13.69	0	1.90 to 1.00	1.60	11.38 to 10.36
	2012	3,840	12.68 to 12.29	48,086	1.90 to 1.00	1.53	13.37 to 1.48
	2011	4,183	11.18 to 10.84	46,024	1.90 to 1.15	1.65	(7.61) to (8.30)
	2010	4,572	12.10 to 11.82	54,657	1.90 to 1.15	1.80	11.01 to 10.19
	2009	5,088	10.90 to 10.73	54,994	1.90 to 1.15	1.78	34.73 to 33.73

Global Trust Series I	2013	238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45
	2012	274	14.42 to 13.35	8,009	1.75 to 0.80	2.14	20.77 to 19.62
	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	(6.75) to (7.63)
	2010	361	13.05 to 11.86	9,356	1.75 to 0.80	1.52	6.90 to 5.89
	2009	408	12.32 to 11.09	9,789	1.75 to 0.80	1.61	29.09 to 27.06

Global Trust Series II	2013	245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44
	2012	262	17.04 to 16.24	4,392	1.85 to 1.40	1.97	19.81 to 19.27
	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	(7.52) to (7.94)
	2010	330	15.38 to 14.79	5,009	1.85 to 1.40	1.34	6.06 to 5.58
	2009	352	14.50 to 14.01	5,046	1.85 to 1.40	1.44	29.28 to 28.70

Health Sciences Trust Series I	2013	81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46
	2012	80	29.44 to 28.26	2,304	1.75 to 1.40	0.00	30.11 to 29.65
	2011	84	22.63 to 21.80	1,861	1.75 to 1.40	0.00	9.03 to 8.65
	2010	99	20.75 to 20.06	2,017	1.75 to 1.40	0.00	14.09 to 13.69
	2009	134	18.19 to 17.64	2,396	1.75 to 1.40	0.00	29.98 to 29.53

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Health Sciences Trust Series II	2013	278	$44.72 to $18.76	$12,358	1.90% to 1.00%	0.00%	47.95% to 38.97%
	2012	313	30.23 to 12.57	9,405	1.90 to 1.00	0.00	29.16 to 0.52
	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32
	2010	320	21.61 to 15.96	6,838	1.90 to 1.15	0.00	14.15 to 13.30
	2009	345	19.07 to 13.98	6,464	1.90 to 1.15	0.00	30.05 to 29.08

High Yield Trust Series I	2013	115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41
	2012	109	23.95 to 19.65	2,401	1.75 to 1.40	7.78	17.33 to 16.92
	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	(0.50) to (0.85)
	2010	176	20.52 to 16.95	3,254	1.75 to 1.40	35.43	12.20 to 11.81
	2009	237	18.28 to 15.16	3,896	1.75 to 1.40	10.85	52.37 to 51.84

High Yield Trust Series II	2013	429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87
	2012	314	22.70 to 12.64	7,170	1.90 to 1.00	7.41	16.62 to 1.09
	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	(0.48) to (1.22)
	2010	385	19.70 to 15.83	7,614	1.90 to 1.15	36.39	12.24 to 11.40
	2009	508	17.69 to 14.1	8,953	1.90 to 1.15	11.26	52.59 to 51.46

International Core Trust Series I	2013	84	14.27 to 13.80	1,510	1.75 to 0.80	2.68	23.38 to 22.82
	2012	102	11.51 to 11.24	1,468	1.75 to 0.80	2.71	14.13 to 13.04
	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	(10.29) to (11.14)
	2010	151	11.24 to 11.19	2,107	1.75 to 0.80	1.81	8.70 to 7.68
	2009	180	10.39 to 10.34	2,336	1.75 to 0.80	2.45	24.01 to 16.58

International Core Trust Series II	2013	70	19.36 to 15.94	1,389	1.90 to 1.00	2.44	22.97 to 22.43
	2012	84	15.81 to 12.90	1,362	1.90 to 1.00	2.39	12.65 to 3.23
	2011	113	14.04 to 10.03	1,609	1.90 to 1.15	2.19	(10.83) to (11.50)
	2010	112	15.86 to 11.25	1,800	1.90 to 1.15	1.64	8.13 to 7.32
	2009	126	14.78 to 10.4	1,878	1.90 to 1.15	2.21	17.17 to 16.29

International Equity Index Trust B Series I	2013	73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57
	2012	81	13.22 to 13.21	1,068	1.75 to 1.40	6.96	5.78 to 5.72

International Equity Index Trust B Series II	2013	253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17
	2012	323	13.21 to 12.90	4,274	1.90 to 1.00	6.11	5.66 to 3.23

International Equity Index Trust B Series NAV	2013	211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44
	2012	225	10.71 to 10.44	2,386	1.85 to 1.40	1.24	16.12 to 15.59
	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	(15.18) to (15.57)
	2010	265	10.87 to 10.69	2,866	1.85 to 1.40	2.56	9.89 to 9.40
	2009	278	9.89 to 9.78	2,734	1.85 to 1.40	3.78	36.87 to 36.26

International Growth Stock Series II	2013	174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16
	2012	188	12.97 to 12.72	2,438	1.90 to 1.00	3.02	3.73 to 1.78

International Small Company Trust Series I	2013	129	18.40 to 17.69	2,318	1.75 to 0.80	1.89	24.15 to 20.61
	2012	132	14.68 to 14.25	1,901	1.75 to 0.80	1.29	18.23 to 17.11
	2011	157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	(16.89) to (17.68)
	2010	204	14.94 to 14.78	3,024	1.75 to 0.80	2.49	21.72 to 20.58
	2009	270	12.27 to 12.26	3,316	1.75 to 0.80	0.78	(1.80) to (1.93)

International Small Company Trust Series II	2013	237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22
	2012	304	14.10 to 12.96	4,329	1.90 to 1.00	1.11	16.75 to 3.71
	2011	353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	(17.38) to (17.99)
	2010	394	14.85 to 14.73	5,826	1.90 to 1.15	2.51	21.06 to 20.15
	2009	441	12.27 to 12.26	5,404	1.90 to 1.15	0.77	(1.85) to (1.95)

International Value Trust Series I	2013	281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96
	2012	312	17.19 to 12.06	5,548	1.75 to 0.80	2.59	18.43 to 17.30
	2011	360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	(13.55) to (14.36)
	2010	440	17.11 to 11.78	7,726	1.75 to 0.80	1.89	7.12 to 6.11
	2009	525	16.12 to 11.00	8,641	1.75 to 0.80	2.11	33.42 to 29.88

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
International Value Trust Series II	2013	516	$23.61 to $16.17	$12,422	1.90% to 1.00%	1.49%	24.00% to 23.52%
	2012	622	19.11 to 12.97	12,111	1.90 to 1.00	2.48	16.82 to 3.77
	2011	708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	(13.98) to (14.63)
	2010	799	19.16 to 12.33	15,513	1.90 to 1.15	1.72	6.54 to 5.74
	2009	875	18.12 to 11.58	16,005	1.90 to 1.15	1.97	34.04 to 33.04

Investment Quality Bond Trust Series I	2013	171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	(2.90) to (3.62)
	2012	190	21.82 to 16.40	5,325	1.75 to 0.80	2.01	6.72 to 5.71
	2011	222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20
	2010	262	19.44 to 14.33	6,614	1.75 to 0.80	4.95	6.60 to 5.59
	2009	295	18.41 to 13.45	7,038	1.75 to 0.80	4.75	10.52 to 10.50

Investment Quality Bond Trust Series II	2013	1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	(3.17) to (3.88)
	2012	1,186	18.87 to 12.45	22,845	1.90 to 1.00	1.87	5.26 to (0.39)
	2011	1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83
	2010	1,566	16.94 to 15.57	26,939	1.90 to 1.15	4.74	6.07 to 5.28
	2009	1,667	16.09 to 14.68	27,172	1.90 to 1.15	5.17	10.92 to 10.09

Lifestyle Aggressive Trust Series I	2013	117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52
	2012	130	18.75 to 14.28	2,191	1.75 to 1.40	1.29	14.98 to 14.58
	2011	151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	(7.80) to (8.12)
	2010	162	17.69 to 13.57	2,562	1.75 to 1.40	1.71	14.83 to 14.43
	2009	221	15.41 to 11.86	3,044	1.75 to 1.40	1.01	33.75 to 33.28

Lifestyle Aggressive Trust Series II	2013	1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37
	2012	1,511	17.64 to 12.77	27,254	1.90 to 1.00	1.16	14.23 to 2.18
	2011	1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	(7.78) to (8.47)
	2010	2,053	16.87 to 12.31	34,935	1.90 to 1.15	1.67	14.80 to 13.94
	2009	2,338	14.81 to 10.72	34,902	1.90 to 1.15	0.86	33.91 to 32.91

Lifestyle Balanced Trust Series I	2013	1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82
	2012	1,417	17.51 to 14.42	27,608	1.75 to 0.80	2.31	10.97 to 9.92
	2011	1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	(0.18) to (1.12)
	2010	1,410	16.11 to 13.02	26,554	1.75 to 0.80	2.51	10.86 to 9.81
	2009	1,754	14.67 to 11.74	30,229	1.75 to 0.80	4.45	28.48 to 22.49

Lifestyle Balanced Trust Series II	2013	43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20
	2012	48,964	14.93 to 13.98	846,289	2.10 to 0.35	2.03	11.31 to 9.37
	2011	52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to (1.66)
	2010	56,894	13.88 to 12.55	910,709	2.10 to 0.35	2.58	7.90 to 11.06
	2009	57,548	15.91 to 12.19	846,400	1.90 to 1.15	4.39	28.99 to 28.02

Lifestyle Balanced PS Series - Series II	2013	505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19
	2012	396	13.63 to 13.16	5,272	2.00 to 0.80	1.08	9.66 to 8.34
	2011	282	12.43 to 12.15	3,438	2.00 to 0.80	2.56	(0.56) to (2.82)

Lifestyle Conservative Trust Series I	2013	334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07
	2012	413	19.85 to 15.39	9,366	1.75 to 0.80	2.73	7.65 to 6.62
	2011	470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42
	2010	547	18.17 to 13.82	11,142	1.75 to 0.80	2.61	8.25 to 7.23
	2009	617	16.95 to 12.77	11,622	1.75 to 0.80	5.00	19.60 to 16.28

Lifestyle Conservative Trust Series II	2013	10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54
	2012	12,375	15.29 to 14.23	220,024	2.10 to 0.35	2.63	7.89 to 6.00
	2011	12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89
	2010	13,932	13.67 to 13.17	229,082	2.10 to 0.35	2.57	3.52 to 5.39
	2009	12,692	15.80 to 13.72	195,831	1.90 to 1.15	5.84	20.05 to 19.15

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Lifestyle Conservative PS Series - Series II	2013	306	$13.41 to $12.53	$4,189	2.00% to 0.35%	2.27%	1.80% to 0.20%
	2012	294	13.35 to 13.17	3,923	2.00 to 0.80	1.31	6.67 to 5.39
	2011	179	12.52 to 12.50	2,242	2.00 to 0.80	3.56	0.13 to (0.03)

Lifestyle Growth Trust Series I	2013	791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33
	2012	952	15.80 to 13.95	17,333	1.75 to 0.80	1.78	12.96 to 11.88
	2011	1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	(2.38) to (3.31)
	2010	1,040	14.60 to 12.65	17,871	1.75 to 0.80	2.34	12.12 to 11.06
	2009	1,148	13.15 to 11.28	17,935	1.75 to 0.80	3.15	30.98 to 24.30

Lifestyle Growth Trust Series II	2013	52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61
	2012	57,177	15.33 to 13.43	950,403	2.10 to 0.35	1.62	13.19 to 11.21
	2011	59,614	13.78 to 11.87	893,280	2.10 to 0.35	2.46	(2.15) to (3.84)
	2010	63,087	14.34 to 12.13	981,607	2.10 to 0.35	2.24	10.73 to 14.68
	2009	64,057	15.36 to 11.47	904,376	1.90 to 1.15	3.25	31.43 to 30.44

Lifestyle Growth PS Series - Series II	2013	836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81
	2012	723	13.82 to 13.14	9,600	2.00 to 0.80	0.85	11.55 to 10.21
	2011	600	12.39 to 11.92	7,184	2.00 to 0.80	2.33	(0.89) to (4.63)

Lifestyle Moderate Trust Series I	2013	412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71
	2012	522	18.50 to 15.05	10,921	1.75 to 0.80	2.43	9.78 to 8.74
	2011	571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56
	2010	696	16.92 to 13.51	13,480	1.75 to 0.80	2.55	9.67 to 8.64
	2009	784	15.58 to 12.32	13,890	1.75 to 0.80	4.58	25.05 to 20.36

Lifestyle Moderate Trust Series II	2013	15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69
	2012	18,074	14.80 to 14.71	314,675	2.10 to 0.35	2.26	10.11 to 8.19
	2011	19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02
	2010	20,211	13.59 to 13.20	324,398	2.10 to 0.35	2.57	6.30 to 8.75
	2009	19,158	15.71 to 12.87	284,910	1.90 to 1.15	4.85	25.41 to 24.48

Lifestyle Moderate PS Series - Series II	2013	496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93
	2012	411	13.56 to 13.22	5,487	2.00 to 0.80	1.35	8.68 to 7.37
	2011	180	12.48 to 12.31	2,225	2.00 to 0.80	2.78	(0.20) to (1.48)

Mid Cap Index Trust Series I	2013	43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50
	2012	46	23.15 to 18.39	1,096	1.75 to 0.80	1.33	16.54 to 15.43
	2011	61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	(3.03) to (3.94)
	2010	90	20.88 to 16.27	1,921	1.75 to 0.80	1.09	24.98 to 23.80
	2009	95	16.86 to 13.02	1,630	1.75 to 0.80	1.06	34.39 to 4.16

Mid Cap Index Trust Series II	2013	443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08
	2012	502	20.98 to 12.74	10,639	1.90 to 1.00	1.23	15.08 to 1.92
	2011	555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	(3.58) to (4.30)
	2010	620	19.05 to 14.19	11,969	1.90 to 1.15	0.82	24.37 to 23.44
	2009	678	15.43 to 11.41	10,562	1.90 to 1.15	0.85	34.82 to 33.81

Mid Cap Stock Trust Series I	2013	361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46
	2012	413	18.74 to 13.52	7,686	1.75 to 0.80	0.00	21.23 to 20.08
	2011	490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	(9.92) to (10.77)
	2010	592	17.49 to 12.38	10,302	1.75 to 0.80	0.00	22.10 to 20.95
	2009	699	14.46 to 10.14	10,087	1.75 to 0.80	0.00	29.07 to 26.89

Mid Cap Stock Trust Series II	2013	552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03
	2012	626	22.46 to 12.81	14,073	1.90 to 1.00	0.00	19.70 to 2.48
	2011	737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	(10.43) to (11.10)
	2010	813	21.10 to 13.64	17,115	1.90 to 1.15	0.00	21.40 to 20.50
	2009	928	17.51 to 11.23	16,195	1.90 to 1.15	0.00	29.55 to 28.58

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Mid Value Trust Series I	2013	137	$28.29 to $24.10	$3,384	1.75% to 0.80%	1.00%	29.12% to 23.42%
	2012	156	21.70 to 18.67	2,973	1.75 to 0.80	0.82	18.58 to 17.45
	2011	184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	(5.68) to (6.57)
	2010	237	19.40 to 17.01	4,085	1.75 to 0.80	2.00	15.23 to 14.14
	2009	277	16.84 to 14.9	4,163	1.75 to 0.80	0.44	33.87 to 29.15

Mid Value Trust Series II	2013	444	24.62 to 23.67	10,756	1.85 to 1.40	0.79	29.31 to 28.73
	2012	538	19.04 to 18.39	10,102	1.85 to 1.40	0.63	17.62 to 17.09
	2011	619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	(6.35) to (6.77)
	2010	748	17.28 to 16.85	12,804	1.85 to 1.40	1.79	14.18 to 13.67
	2009	859	15.14 to 14.82	12,905	1.85 to 1.40	0.34	43.99 to 43.34

Money Market Trust Series I	2013	317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	(0.79) to (1.73)
	2012	516	12.54 to 12.22	8,141	1.75 to 0.80	0.00	(0.79) to (1.74)
	2011	572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	(0.72) to (1.66)
	2010	642	12.97 to 12.41	10,278	1.75 to 0.80	0.00	(0.80) to (1.73)
	2009	909	13.20 to 12.51	14,419	1.75 to 0.80	0.22	(0.45) to (1.54)

Money Market Trust Series II	2013	2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	(0.34) to (1.88)
	2012	3,931	12.41 to 11.76	47,900	1.90 to 0.35	0.00	(0.34) to (1.88)
	2011	4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	(0.28) to (1.81)
	2010	4,659	12.49 to 12.21	58,457	1.90 to 0.35	0.00	(0.15) to (1.88)
	2009	6,839	13.09 to 12.44	87,119	1.90 to 1.15	0.08	(1.07) to (1.81)

Money Market Trust B Series NAV	2013	203	12.07 to 11.71	2,423	1.85 to 1.40	0.01	(1.38) to (1.82)
	2012	270	12.24 to 11.93	3,266	1.85 to 1.40	0.04	(1.35) to (1.80)
	2011	242	12.40 to 12.15	2,971	1.85 to 1.40	0.00	(1.30) to (1.75)
	2010	354	12.57 to 12.36	4,417	1.85 to 1.40	0.05	(1.34) to (1.79)
	2009	418	12.74 to 12.59	5,299	1.85 to 1.40	0.52	(0.92) to (1.37)

Mutual Shares Trust Series I	2013	49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65
	2012	53	13.02 to 12.55	691	1.55 to 0.80	1.45	13.11 to 12.26
	2011	53	11.51 to 11.18	612	1.55 to 0.80	1.05	(1.73) to (2.46)
	2010	37	11.72 to 11.47	432	1.55 to 0.80	3.98	10.63 to 9.80
	2009	9	10.59 to 10.44	98	1.55 to 0.80	0.00	22.32 to 21.71

Natural Resources Trust Series II	2013	280	33.07 to 13.03	7,667	1.90 to 1.00	0.35	1.88 to 0.97
	2012	358	32.76 to 12.79	9,937	1.90 to 1.00	0.56	2.29 to (1.67)
	2011	422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	(21.29) to (21.87)
	2010	436	42.64 to 14.59	15,562	1.90 to 1.15	0.42	13.56 to 12.71
	2009	475	37.83 to 12.85	15,108	1.90 to 1.15	0.68	57.08 to 55.90

PIMCO All Asset (a)	2013	178	18.66 to 18.66	3,420	1.85 to 1.40	4.12	(1.49) to (1.93)
	2012	197	19.78 to 19.02	3,841	1.85 to 1.40	4.48	13.04 to 12.53
	2011	203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to (0.20)
	2010	200	17.46 to 16.94	3,453	1.85 to 1.40	7.01	11.14 to 10.64
	2009	182	15.71 to 15.31	2,831	1.85 to 1.40	6.86	19.63 to 19.09

Real Estate Securities Trust Series I	2013	62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	(1.49) to (1.84)
	2012	68	38.80 to 36.49	2,586	1.75 to 1.40	1.66	15.62 to 15.21
	2011	79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57
	2010	101	31.09 to 29.44	3,087	1.75 to 1.40	1.83	27.4 to 26.96
	2009	119	24.40 to 23.19	2,838	1.75 to 1.40	3.49	28.36 to 27.91

Real Estate Securities Trust Series II	2013	306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	(2.25) to (3.33)
	2012	341	30.00 to 12.84	9,983	1.90 to 1.00	1.50	14.87 to 2.69
	2011	351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19
	2010	432	24.37 to 12.78	10,202	1.90 to 1.15	1.62	27.40 to 26.45
	2009	474	19.27 to 10.03	8,905	1.90 to 1.15	3.26	28.55 to 27.59

Real Return Bond Trust Series II	2013	305	17.43 to 16.61	5,208	1.85 to 1.40	2.21	(10.68) to (11.09)
	2012	423	19.51 to 18.68	8,110	1.85 to 1.40	1.57	7.07 to 6.58
	2011	460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82
	2010	572	16.52 to 15.96	9,312	1.85 to 1.40	10.82	7.16 to 6.68
	2009	654	15.42 to 14.96	9,959	1.85 to 1.40	8.51	17.57 to 17.04

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Science & Technology Trust Series I	2013	363	$23.28 to $7.99	$6,842	1.75% to 1.40%	0.00%	41.54% to 41.04%
	2012	418	16.45 to 5.66	5,528	1.75 to 1.40	0.00	8.91 to 8.52
	2011	503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	(9.03) to (9.34)
	2010	650	16.60 to 5.76	8,333	1.75 to 1.40	0.00	22.88 to 22.45
	2009	799	13.51 to 4.7	7,810	1.75 to 1.40	0.00	62.20 to 61.63

Science & Technology Trust Series II	2013	230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66
	2012	296	17.11 to 12.73	5,103	1.90 to 1.00	0.00	8.14 to 1.86
	2011	300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	(9.02) to (9.70)
	2010	385	17.52 to 16.33	6,815	1.90 to 1.15	0.00	22.96 to 22.05
	2009	402	14.35 to 13.28	5,799	1.90 to 1.15	0.00	62.26 to 61.05

Short-Term Government Income Trust Series I	2013	359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	(2.24) to (2.58)
	2012	626	12.76 to 12.64	7,969	1.75 to 1.40	1.60	(0.21) to (0.56)
	2011	683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99
	2010	814	12.61 to 12.58	10,263	1.75 to 1.40	1.40	0.91 to 0.67

Short-Term Government Income Trust Series II	2013	511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	(2.05) to (2.92)
	2012	583	12.52 to 12.47	7,349	1.90 to 1.00	1.41	(0.22) to (0.90)
	2011	656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64
	2010	919	12.62 to 12.56	11,557	1.90 to 1.15	1.24	0.95 to 0.44

Small Cap Growth Trust Series I	2013	1	20.46 to 19.57	21	1.55 to 0.80	0.00	41.87 to 34.84
	2012	1	14.31 to 13.80	15	1.55 to 0.80	0.00	15.53 to 14.67
	2011	2	12.39 to 12.03	21	1.55 to 0.80	0.00	(7.56) to (8.25)

Small Cap Growth Trust Series II	2013	147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45
	2012	144	18.94 to 12.92	2,654	1.90 to 1.00	0.00	14.09 to 3.34
	2011	158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	(8.07) to (8.76)
	2010	148	18.20 to 13.29	2,592	1.90 to 1.15	0.00	20.32 to 19.42
	2009	149	15.24 to 11.04	2,158	1.90 to 1.15	0.00	32.89 to 31.90

Small Cap Index Trust Series I	2013	19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22
	2012	19	18.79 to 18.55	363	1.75 to 1.40	1.68	14.48 to 14.08
	2011	28	16.41 to 16.26	450	1.75 to 1.40	1.01	(5.83) to (6.15)
	2010	42	17.43 to 17.33	732	1.75 to 1.40	0.53	24.61 to 24.17
	2009	42	13.99 to 13.96	592	1.75 to 1.40	0.79	24.89 to 24.45

Small Cap Index Trust Series II	2013	373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81
	2012	411	19.46 to 18.55	7,898	1.85 to 1.40	1.80	14.20 to 13.69
	2011	436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	(5.97) to (6.39)
	2010	477	18.12 to 17.43	8,568	1.85 to 1.40	0.29	24.34 to 23.79
	2009	534	14.57 to 14.08	7,710	1.85 to 1.40	0.61	24.59 to 24.03

Small Cap Opportunities Trust Series I	2013	115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73
	2012	50	23.93 to 23.13	1,186	1.75 to 1.40	0.00	15.21 to 14.81
	2011	55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	(4.51) to (4.84)
	2010	86	21.75 to 21.18	1,864	1.75 to 1.40	0.00	27.87 to 27.42
	2009	83	17.01 to 16.62	1,404	1.75 to 1.40	0.00	32.00 to 31.54

Small Cap Opportunities Trust Series II	2013	243	30.82 to 17.84	7,719	1.90 to 1.00	0.43	37.29 to 29.91
	2012	266	22.45 to 12.88	6,066	1.90 to 1.00	0.00	14.41 to 3.04
	2011	289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	(4.43) to (5.14)
	2010	258	20.69 to 10.77	5,378	1.90 to 1.15	0.00	27.86 to 26.91
	2009	279	16.30 to 8.42	4,528	1.90 to 1.15	0.00	32.07 to 31.08

Small Cap Value Trust Series II	2013	167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04
	2012	163	19.91 to 12.89	3,176	1.90 to 1.00	0.63	13.32 to 3.13
	2011	201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	(0.31) to (1.05)
	2010	213	17.76 to 15.00	3,697	1.90 to 1.15	0.15	24.49 to 23.56
	2009	205	14.37 to 12.05	2,847	1.90 to 1.15	0.43	26.92 to 25.97

Small Company Value Trust Series I	2013	102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33
	2012	118	28.86 to 28.02	3,316	1.75 to 1.40	0.24	14.67 to 14.27
	2011	152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	(2.30) to (2.64)
	2010	179	25.94 to 25.01	4,530	1.75 to 1.40	1.35	19.67 to 19.26
	2009	215	21.75 to 20.90	4,555	1.75 to 1.40	0.38	25.91 to 25.47

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Small Company Value Trust Series II	2013	406	$28.38 to $16.83	$11,736	1.90% to 1.00%	1.61%	28.93% to 23.58%
	2012	482	22.01 to 12.93	10,774	1.90 to 1.00	0.12	13.91 to 3.47
	2011	560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	(2.33) to (3.05)
	2010	644	19.93 to 13.26	12,957	1.90 to 1.15	1.17	19.77 to 18.88
	2009	721	16.76 to 11.07	12,174	1.90 to 1.15	0.23	26.02 to 25.08

Smaller Company Growth Trust Series I	2013	0	22.65 to 22.34	0	1.75 to 1.40	0.00	33.31 to 32.88
	2012	105	16.99 to 16.81	1,785	1.75 to 1.40	0.00	14.60 to 14.19
	2011	123	14.83 to 14.72	1,827	1.75 to 1.40	0.00	(8.40) to (8.72)
	2010	164	16.19 to 16.12	2,651	1.75 to 1.40	0.00	23.31 to 22.88
	2009	176	13.13 to 13.12	2,310	1.75 to 1.40	0.00	5.03 to 4.98

Smaller Company Growth Trust Series II	2013	0	22.47 to 22.06	0	1.85 to 1.40	0.00	33.06 to 32.50
	2012	146	16.89 to 16.65	2,451	1.85 to 1.40	0.00	14.36 to 13.84
	2011	164	14.77 to 14.63	2,411	1.85 to 1.40	0.00	(8.58) to (8.99)
	2010	199	16.15 to 16.07	3,214	1.85 to 1.40	0.00	23.12 to 22.56
	2009	202	13.12 to 13.11	2,643	1.85 to 1.40	0.00	4.96 to 4.89

Strategic Income Opportunities Trust Series I	2013	219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02
	2012	257	20.69 to 20.08	5,299	1.75 to 1.40	6.43	11.28 to 10.89
	2011	309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26
	2010	400	18.48 to 18.06	7,359	1.75 to 1.40	7.31	1.61 to 1.56

Strategic Income Opportunities Trust Series II	2013	420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42
	2012	480	19.73 to 12.61	9,645	1.90 to 1.00	6.13	10.48 to 0.91
	2011	580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to (0.03)
	2010	687	17.86 to 12.70	12,430	1.90 to 1.15	23.27	1.57 to 1.45
	2009	95	16.21 to 15.81	1,517	1.85 to 1.40	6.15	24.68 to 24.12

Total Bond Market Trust B Series II	2013	300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	(3.74) to (4.79)
	2012	560	12.44 to 12.42	6,971	2.10 to 1.00	4.52	(0.47) to (0.62)

Total Bond Market Trust B Series NAV	2013	97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	(3.22) to (3.94)
	2012	89	12.47 to 12.46	1,105	1.55 to 0.80	5.86	(0.24) to (0.36)

Total Return Trust Series I	2013	450	22.00 to 15.96	10,259	1.75 to 0.80	2.89	(2.96) to (3.73)
	2012	568	22.85 to 16.43	13,410	1.75 to 0.80	1.83	7.62 to 6.59
	2011	711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11
	2010	868	20.99 to 14.81	18,679	1.75 to 0.80	2.29	6.79 to 5.78
	2009	1,056	19.84 to 13.86	21,410	1.75 to 0.80	3.99	11.62 to 10.41

Total Return Trust Series II	2013	1,181	18.61 to 12.06	22,569	1.90 to 1.00	2.70	(3.25) to (4.07)
	2012	1,471	19.40 to 12.46	29,267	1.90 to 1.00	1.79	6.24 to (0.34)
	2011	1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76
	2010	1,929	17.94 to 16.70	35,302	1.90 to 1.15	2.09	6.18 to 5.38
	2009	2,189	17.03 to 15.73	37,904	1.90 to 1.15	3.93	12.06 to 11.23

Total Stock Market Index Trust Series I	2013	31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08
	2012	36	13.49 to 13.29	482	1.75 to 1.40	1.57	13.89 to 13.49
	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	(1.12) to (1.46)
	2010	42	11.97 to 11.89	496	1.75 to 1.40	1.23	15.57 to 15.17
	2009	55	10.36 to 10.32	564	1.75 to 1.40	1.40	27.08 to 26.63

Total Stock Market Index Trust Series II	2013	329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65
	2012	414	17.90 to 17.07	7,222	1.85 to 1.40	1.29	13.61 to 13.10
	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	(1.23) to (1.67)
	2010	528	15.95 to 15.35	8,253	1.85 to 1.40	1.08	15.26 to 14.75
	2009	603	13.84 to 13.37	8,170	1.85 to 1.40	1.36	26.74 to 26.17

Ultra Short Term Bond Trust Series I	2013	0	12.25 to 11.95	0	1.55 to 0.80	0.75	(0.86) to (1.60)
	2012	0	12.36 to 12.14	0	1.55 to 0.80	0.60	(0.27) to (1.02)
	2011	2	12.39 to 12.27	20	1.55 to 0.80	1.95	(0.67) to (1.41)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Ultra Short Term Bond Trust Series II	2013	1,167	$12.34 to $11.63	$13,853	2.10% to 0.35%	1.24%	(0.61)% to (2.34)%
	2012	589	12.42 to 11.91	7,126	2.10 to 0.35	1.16	0.02 to (1.73)
	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	(0.43) to (2.15)
	2010	81	12.47 to 12.38	1,010	2.10 to 0.35	1.48	(0.23) to (0.95)

US Equity Trust Series I	2013	682	16.09 to 16.00	11,132	1.75 to 1.40	1.61	26.45 to 26.00
	2012	762	12.72 to 12.69	9,907	1.75 to 1.40	2.09	1.80 to 1.56

US Equity Trust Series II	2013	55	16.04 to 15.92	880	1.85 to 1.40	1.27	26.29 to 25.73
	2012	81	12.70 to 12.67	1,030	1.85 to 1.40	1.73	1.63 to 1.32

Utilities Trust Series I	2013	63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47
	2012	75	23.35 to 22.41	1,713	1.75 to 1.40	3.62	12.07 to 11.67
	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80
	2010	107	19.81 to 19.15	2,093	1.75 to 1.40	2.23	12.34 to 11.95
	2009	153	17.63 to 17.11	2,649	1.75 to 1.40	4.94	31.91 to 31.45

Utilities Trust Series II	2013	115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14
	2012	138	35.70 to 34.04	4,750	1.85 to 1.40	3.41	11.78 to 11.27
	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63
	2010	178	30.39 to 29.24	5,251	1.85 to 1.40	2.17	12.04 to 11.54
	2009	206	27.13 to 26.21	5,422	1.85 to 1.40	4.70	31.61 to 31.02

Value Trust Series I	2013	117	38.16 to 20.87	4,981	1.75 to 0.80	0.78	33.05 to 26.37
	2012	134	28.68 to 15.53	4,230	1.75 to 0.80	0.79	16.48 to 15.38
	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to (0.77)
	2010	181	25.05 to 13.31	4,974	1.75 to 0.80	0.98	21.25 to 20.10
	2009	208	20.86 to 10.98	4,741	1.75 to 0.80	1.31	38.73 to 29.28

Value Trust Series II	2013	150	29.11 to 16.95	4,235	1.90 to 1.00	0.64	32.56 to 25.92
	2012	159	21.96 to 12.67	3,411	1.90 to 1.00	0.64	14.97 to 1.35
	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	(0.32) to (1.06)
	2010	202	14.27 to 19.30	3,772	1.90 to 1.15	0.79	20.57 to 19.67
	2009	214	16.13 to 11.84	3,344	1.90 to 1.15	1.14	39.18 to 38.14

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

*	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
**	These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services, LLC	John Hancock Investment Management Services, LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account—Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account—Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments. — NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(B)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

		(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(B)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Underwriting and Distribution Agreement dated December 1, 2009—incorporated by reference to Exhibit 24(B)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Master Group Contract: Group IRA Single Payment Deferred Variable Annuity Contract, Guaranteed Lifetime Withdrawal Benefit, Non-Participating for Venture 200.10GRP-NY, incorporated by reference to Exhibit 24(b)(4)(a) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(b)	(i)	Form of Contract for Rollover Prior to Single Life/Joint Life Election for Venture 200.10, incorporated by reference to Exhibit 24(b)(4)(b)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Rollover Prior to Single Life/Joint Life Election for Venture 200.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(b)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Rollover Prior to Single Life/Joint Life Election for Venture 200.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(b)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(c)	(i)	Form of Contract for Single Life Election for Venture 201.10, incorporated by reference to Exhibit 24(b)(4)(c)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Single Life Election for Venture 201.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(c)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Single Life Election for Venture 200.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(c)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(d)	(i)	Form of Contract for Joint Life Election for Venture 202.10, incorporated by reference to Exhibit 24(b)(4)(d)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Joint Life Election for Venture 202.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(d)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Joint Life Election for Venture 202.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(d)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(5)	(a)	Form of Specimen Master Application for Single Payment Deferred Variable Annuity Contract, Non-Participating, for Venture 200.10, incorporated by reference to Exhibit 24(b)(5)(a) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(b)	Form of Certificate Application for Single Payment Deferred Variable Annuity Contract, Non-Participating, for Venture 200.10, incorporated by reference to Exhibit 24(b)(5)(b) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company—incorporated by reference to Exhibit 24(b)(6)(a)(i) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit 24(b)(6)(a)(ii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York, incorporated by reference to Exhibit 24(b)(6)(a)(iii) to Post- Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005, incorporated by reference to Exhibit 24(b)(6)(a)(iv) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006, incorporated by reference to Exhibit 24(b)(6)(a)(v) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.

	(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

		(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

		(ii)	Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York—incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

	(b)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

		(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered — Incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(10)	Written consent of Ernst & Young, LLP, independent registered public accounting firm [FILED HEREWITH].

(11)	All financial statements omitted from Item 23, Financial Statements — Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 — Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney of James D. Gallagher, Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, Scott S. Hartz, Bradford J. Race, Rex Schlaybaugh, Jr., and John G. Vrysen — incorporated by reference to Exhibit 24(b)(14) of the initial filing of this registration statement, File No. 333-167018, filed on May 21, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on May 2, 2011.

	(d)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 3 to this Registration Statement, File No. 333-167018, filed on March 28, 2013.

	(e)	Power of Attorney for Michael Doughty. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF JANUARY 24, 2014

Name and Principal Business Address	Position with Depositor
Craig Bromley***	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President and General Counsel
Scott S. Hartz***	Director, Executive Vice President and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
Arnold Bergman*	Vice President
Ann E. Birle†	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
David Campbell	Vice President
Bob Carroll*	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Cynthia Lacasse***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF JANUARY 24, 2014

Name and Principal Business Address	Position with Depositor
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau†	Vice President
Scott Morin*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
Tracy Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Anne Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF JANUARY 24, 2014

Name and Principal Business Address	Position with Depositor
Peter de Vries*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon Street, Boston, MA 02117

****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801

†	Principal business office is 200 Berkeley Street, Boston, MA 02116

††	Principal business office is 380 Stuart Street, Boston, MA 02116

†††	Principal business office is 200 Clarendon Street, Boston, MA 02116

††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2013, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of February 28, 2014, there was 1 qualified and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch*, James C. Hoodlet***, George Revoir*, Alan Seghezzi*** and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31.	Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32.	Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted; Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 31st day of March, 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

(Registrant)

By:    JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

         (Depositor)

By:    /s/ Craig Bromley

         Craig Bromley

         Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:    /s/ Craig Bromley

         Craig Bromley

         Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 31st day of March, 2014.

Signature	Title

/s/ Craig Bromley Craig Bromley	Director and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* /s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel — Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b)(14)(e)	Power of Attorney for Michael Doughty